Greenwich Street Series Fund

Prospectus


April 29, 2004



                                                [GRAPHIC]



                                    [GRAPHIC]



            Fixed Income Funds                                 Equity Funds
------------------------------------------- ---------------------------------------------------
  Diversified Strategic Income Portfolio                  Appreciation Portfolio

     Intermediate High Grade Portfolio                    Equity Index Portfolio
                                                        Class I and Class II Shares

             Money Market Fund
-------------------------------------------             Fundamental Value Portfolio

Salomon Brothers Variable Money Market Fund    Salomon Brothers Variable All Cap Value Fund
                                                        Class I and Class II Shares

                                             Salomon Brothers Variable Aggressive Growth Fund
                                                        Class I and Class II Shares
                                                    (Formerly Salomon Brothers Variable
                                                           Emerging Growth Fund)

                                              Salomon Brothers Variable Growth & Income Fund
                                                        Class I and Class II Shares

                                            Salomon Brothers Variable International Equity Fund
                                                        Class I and Class II Shares

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

Certain funds currently offer two classes of shares: Class I shares and Class II shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of fund shares may be purchased by the separate account.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

Each fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. Each fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that a fund will achieve its investment objective.

                                                                Page
            --------------------------------------------------------
            Investments, risks and performance                    2

            Appreciation Portfolio                                2

            Diversified Strategic Income Portfolio                8

            Equity Index Portfolio                               16

            Fundamental Value Portfolio                          21

            Intermediate High Grade Portfolio                    27

            Salomon Brothers Variable All Cap Value Fund         32

            Salomon Brothers Variable Aggressive Growth Fund     38

            Salomon Brothers Variable Growth & Income Fund       44

            Salomon Brothers Variable International Equity Fund  50

            Salomon Brothers Variable Money Market Fund          56

            Management                                           61

            Shareholder Transactions                             63

            Pricing of Fund Shares                               63

            Purchases and Redemptions                            63

            Tax Consequences of Dividends and Distributions      64

            Financial Highlights                                 65

            Appendix                                             77
            --------------------------------------------------------

The Managers:

Smith Barney Fund Management LLC (SBFM), Salomon Brothers Asset Management Inc (SaBAM) and Travelers Investment Management Company (TIMCO) are each the manager of one or more of the funds. SBFM, SaBAM and TIMCO are affiliates of Citigroup Global Markets Inc. (CGM) and subsidiaries of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SBFM, SaBAM and TIMCO select investments for the funds for which they serve as managers, except that SBFM has engaged Citigroup Asset Management Limited (CAM Ltd.), also an affiliate of CGM and a subsidiary of Citigroup, as subadviser to select a portion of the investments for Diversified Strategic Income Portfolio.

SBFM is the funds' administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance

Appreciation Portfolio

Manager                           Investment objective
SBFM is the manager               Long-term appreciation of capital.
Portfolio Manager                 Principal investment strategies
Harry D. Cohen (since 1991)       Key investments
Scott D. Glasser (since 2003)     The fund invests primarily in equity securities of U.S. companies. The fund
Mr. Cohen is the Chief Investment typically invests in medium and large capitalization companies, but may
Officer of CGM.                   also invest in small capitalization companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks,
Mr. Glasser is an investment      debt securities convertible into equity securities, and warrants and rights
officer of SBFM and a managing    relating to equity securities.
director of CGM.

--------------------------------------------------------------------------------

                               Selection process

                               The manager's investment strategy consists of individual company selection and management of cash reserves. The manager looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

                               In selecting individual companies for the fund's portfolio, the manager looks for the following:

                                .Strong or rapidly improving balance sheets
                                .Recognized industry leadership
                                .Effective management teams that exhibit a
                                 desire to earn consistent returns for
                                 shareholders

                               In addition, the manager considers the following characteristics:

                                .Past growth records
                                .Future earnings prospects
                                .Technological innovation
                                .General market and economic factors
                                .Current yield or potential for dividend growth

                               Generally, companies in the fund's portfolio fall into one of the following categories:

                                .Companies with assets or earning power that
                                 are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of marked changes in the way they do business (for example, a corporate restructuring).
                                .Companies with superior demonstrated and
                                 expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

                               The manager adjusts the amount held in cash reserves depending on the manager's outlook for the stock market. The manager will increase the fund's allocation to cash when, in the manager's opinion, market valuation levels become excessive. The manager may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.




Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  The U.S. stock market declines
..  Large and medium capitalization stocks or growth stocks are temporarily out of favor
..  An adverse event depresses the value of a company's stock
.. The manager's judgment about the attractiveness, value or potential appreciation of a particular stock or about the amount to hold in cash reserves proves to be incorrect

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."



                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance for the last ten years. The table shows how the fund's average annual returns for different calendar periods compare to the return of Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"), an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 16.91% in 4th quarter 1998; Lowest: (13.45)% in 3rd quarter 2002


Total Return

The bar chart shows the fund's performance for each full calendar year for the last ten years.

Risk return bar chart

--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994    1995   1996   1997   1998   1999   2000    2001     2002     2003
------- ------ ------ ------ ------ ------ ------- ------- -------- --------
(1.12)% 28.84% 19.77% 26.39% 19.15% 13.12% (0.41)% (3.97)% (17.53)%  24.56%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
----------------------------------------------------------------------------------------------
                                          One year                     Five years   Ten years
----------------------------------------------------------------------------------------------
Appreciation Portfolio                       24.56%                          2.13%       9.83%
----------------------------------------------------------------------------------------------
S&P 500 Index*                               28.67%                         (0.57)%     11.06%
----------------------------------------------------------------------------------------------

*It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
----------------------------------------------------------------------------
Maximum sales charge on purchases                                        N/A
----------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                             N/A
----------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
----------------------------------------------------------------------------
   Management fees                                                     0.75%
----------------------------------------------------------------------------
   Distribution (12b-1) fees                                            None
----------------------------------------------------------------------------
   Other expenses                                                      0.02%
----------------------------------------------------------------------------
   Total annual fund operating expenses                                0.77%
----------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be           $79    $246    $428     $954
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period



Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Fixed Income Investments Although the fund intends to be fully invested in equity securities, it may invest
(limited extent)         up to 35% of its total assets in debt securities and money market instruments for cash management or other purposes.

                         Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

--------------------------------------------------------------------------------------------------------------------
                               The value of debt securities varies inversely with interest rates. This means gen-
                               erally that the value of these investments increases as interest rates fall and de-
                               creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                               rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
--------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
--------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
--------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments The fund may invest up to 10% of its net assets in securities of foreign issuers directly or in the form of American Depository Receipts, European Depository
                               Receipts or similar securities representing interests in common stock of foreign issuers.

                               An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
--------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:
                               . To hedge against the economic impact of adverse changes in the market value of the funds securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique
--------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------
                             Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                             rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
------------------------------------------------------------------------------------------------------------------

Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Investments, risks and performance

Diversified Strategic Income Portfolio

Manager and subadviser            Investment objective

SBFM is the manager and CAM       High current income.
Ltd. is the subadviser
                                  Principal investment strategies
Portfolio Managers (since)
                                  Key investments
Peter J. Wilby (2002)
Beth A. Semmel (2002)             The fund invests generally in a globally diverse portfolio of fixed income
Roger Lavan (2002)                securities. Under normal circumstances, the fund invests primarily in bonds
David M. Zahn (2002)              and related investments. The manager has broad discretion to allocate the
Olivier Asselin (2002)            fund's assets among the following segments of the global market for fixed income securities, with no specified minimum investment in any segment:
Messrs. Wilby and Lavan and Ms.
Semmel are investment officers of .U.S. government obligations
SBFM and managing directors of    .Investment and non-investment grade U.S. and foreign corporate debt
SaBAM. Mr. Zahn is a Vice         .Mortgage and asset backed securities
President of CGM and Mr. Asselin  .Investment and non-investment grade sovereign debt, including, without
is a managing director of CAM       limit, issuers in emerging markets
Ltd.
                                  Allocation:  The manager allocates and reallocates the fund's assets from time to time among the types of fixed income securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type.

                                  Maturity:  The fund will invest primarily in intermediate-term securities.
                                  As a result, the effective duration of the fund's portfolio is normally expected to be between three and seven years.

                                  Credit quality:  Up to 50% of the fund's assets may be invested in U.S. or foreign securities rated below investment grade by a recognized rating agency or, if unrated, of equivalent quality as determined by the manager.
                                  Below investment grade securities are commonly referred to as "junk bonds." The fund may invest up to 20% of its total assets in emerging market debt rated below investment grade.

--------------------------------------------------------------------------------

                               Selection process

                               The manager uses a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and its own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the fund's assets among various segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's portfolio.

Greenwich Street Series Fund

Government and mortgage- and asset-backed securities
In selecting government and mortgage- and asset-backed securities, the manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

..  Emphasizes those sectors and maturities that seem to be most undervalued or appropriate based on the manager's economic and interest rate outlook
.. Monitors the yield spreads between U.S. Treasury and government agency or instrumentality securities and purchases agency and instrumentality securities when their additional yield justifies their additional risk
.. Uses research to uncover inefficient sectors of the government and mortgage- and asset-backed markets and adjusts portfolio positions to take advantage of new information
.. Measures the potential impact of supply/demand imbalances, changes in the relative yields for securities with different maturities, and changing prepayment patterns to identify individual securities that balance potential return and risk

Foreign government debt
In selecting foreign government debt, the subadviser considers and compares the relative yields of various foreign government obligations. The subadviser diversifies this portion of the portfolio by spreading assets among countries and regions. The subadviser also may attempt to preserve the U.S. dollar value of securities by using currency derivatives to hedge foreign currency exposure. The subadviser looks for:

..  Economic and political conditions within the issuer's country
..  Overall and external debt levels and debt services ratios
..  Access to capital markets
..  Debt service payment history

U.S. and foreign corporate debt securities
In selecting U.S. and foreign corporate debt securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit or demonstrate a potential for higher ratings over time. The manager considers the issuer's:

..  Financial condition
..  Sensitivity to economic conditions and trends
..  Operating history
..  Experience and track record of management

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.

Below investment grade corporate fixed income securities
In selecting below investment grade corporate securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The manager looks for:

..  "Fallen angels" or companies that are repositioning in the marketplace and which the manager believes are temporarily undervalued
.. Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

Both the manager and the subadviser also employ an active sell strategy to dispose of securities that no longer meet the manager's or the subadviser's investment criteria.

                                                   Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money in the fund, or the fund's performance could fall below other investments, if:

..  Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio
.. As interest rates decline, the issuers of securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities
.. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities
.. The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is higher for below investment grade bonds, as described below
.. Foreign government bond investments lose their value because of an increase in market interest rates in one or more regions, a decline in a government's credit rating or financial condition, or a default by a government
..  Adverse governmental action or political, economic or market instability affects a foreign country or region
..  An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
.. The manager's or subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the proper allocation among types of investments, proves to be incorrect

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in their market values.

Many foreign countries in which the fund may invest have less liquid and more volatile markets than in the U.S. In some of these foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in equities, fixed income securities, foreign securities, emerging markets securities and derivatives. The risks are more fully described in "More on the fund's investments."

Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of an unmanaged, blended index consisting of three broad-based components: ("Blended Index") Merrill Lynch GNMA Master Index (35%), Merrill Lynch Global Bond Index (35%) and Merrill Lynch High Yield Master II Index (30%) and the Lehman Brothers U.S. Aggregate Index ("Lehman Index") represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 4.80% in 2nd quarter 2003; Lowest: (2.29)% in 1st quarter 1994

Total Return
The bar chart shows the fund's performance for each full calendar year for the last ten years.

Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994     1995    1996   1997   1998   1999   2000   2001    2002   2003
-------  ------  ------  -----  -----  -----  -----  -----  -----  ------
(2.81)%  16.18%  11.16%  8.14%  6.41%  1.72%  2.80%  3.17%  4.84%  11.73%

                        Calendar years ended December 31

Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Blended Index and Lehman Brothers Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the
periods ended December 31, 2003)
-------------------------------------------------------------------------
                                         One year  Five years  Ten years
-------------------------------------------------------------------------
Diversified Strategic Income Portfolio      11.73%       4.79%      6.20%
-------------------------------------------------------------------------
Blended Index*                              13.26%       6.16%      7.12%
-------------------------------------------------------------------------
Lehman Brothers Index*#                      4.10%       6.62%      6.95%
-------------------------------------------------------------------------

*It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
 # EffectiveApril 29, 2004, the fund changed its performance benchmark to the
            Lehman Index ("Lehman Index"). Management determined that the Lehman Index, rather than the Blended Index, was a more appropriate index reflecting more closely the composition of the fund's securities.

Fee Table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
----------------------------------------------------------------------------
Maximum sales charge on purchases                                        N/A
----------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                             N/A
----------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
----------------------------------------------------------------------------
   Management fees                                                     0.65%
----------------------------------------------------------------------------
   Distribution (12b-1) fees                                            None
----------------------------------------------------------------------------
   Other expenses                                                      0.11%
----------------------------------------------------------------------------
   Total annual fund operating expenses                                0.76%
----------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------
                                                                             11

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be           $78    $243    $422     $942
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period


                                                   Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy. The fund may invest in all of the following, as described in this prospectus, and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Although the fund invests primarily in fixed income securities, it may invest up to 20% of its assets in common stock and other equity-related securities, includ-
                         ing convertible securities, preferred stock, warrants and rights. The portion of the fund's portfolio invested in corporate debt securities normally includes non-
                         convertible preferred stocks.

                         Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

-----------------------------------------------------------------------------
  The fund may invest in asset-backed securities. Asset-backed securities repre-sent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other cate-gories of receivables.

  The fund may invest in zero coupon bonds. These are bonds issued at a dis-count from face value because no interest payments are made until maturity. Although these securities lock in a rate of return to maturity, they may be sub-ject to greater fluctuations in market value than securities that pay interest peri-odically.

  The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest either may be collateralized or uncollateralized and senior or sub-ordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower's capital structure or are secured with col-lateral. The fund's policy limiting its investments in illiquid securities will be applicable to corporate loans, which are also subject to the risks generally asso-ciated with investments in illiquid securities.

  The fund may engage in forward roll transactions, in which the fund sells a mortgage security, while simultaneously agreeing to repurchase a similar secu-rity from the same party at a fixed price. These transactions involve risks that the market value will decline below the repurchase price or that the other party will default.

  The fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obli-gations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obliga-tions are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are sub-ject to certain sovereign risks.

  Up to 20% of the fund's total assets may be invested in cash and money market instruments at any time. This restriction excludes amounts held in cash or money market funds to pay for securities purchased.
-----------------------------------------------------------------------------

  Credit quality of fixed income securities

  If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-----------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

-------------------------------------------------------------------------------------------------------------------
                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
-------------------------------------------------------------------------------------------------------------------

                               Lower-quality fixed income securities

                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk to principal and income (including the possibility of default or bankruptcy of the issuer of the security). Like other fixed income securities, the value of high-yield secu-
                               rities will also fluctuate as interest rates change.
-------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Emerging Market Investments    Emerging markets offer the potential of significant gains; but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerg-
                               ing markets.
-------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique
                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

----------------------------------------------------------------------------------------------------------------
Other Risk Factors
----------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or security selected, may fail to have the desired effect. For example, stocks believed to show potential for capital growth may not achieve that growth. Strategies or in-
                             struments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in shorter-term debt, including money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
----------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
----------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Investments, risks and performance


Equity Index Portfolio

Manager                          Investment objective
TIMCO is the manager             Investment results that, before expenses, correspond to the price and yield
Portfolio Manager                performance of the S&P 500 Index. The fund will hold substantially all of
Sandip A. Bhagat (since 1994)    the stocks in the S&P 500 Index, with comparable economic sector
Mr. Bhagat is an investment      weightings, market capitalization and liquidity.
officer of SBFM and president of Principal investment strategies
TIMCO.                           Key investments

                                 Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the S&P 500
                                 Index.

                                 The fund invests at least 90% of its assets in common stocks included in the
                                 S&P 500 Index. The fund holds stocks of substantially all of the companies in the S&P 500 Index, including those companies headquartered outside the
                                 U.S. The fund may purchase stock index futures and related options to hedge any cash reserves in anticipation of purchasing additional stocks at a later date.

--------------------------------------------------------------------------------

                               Selection process

                               The fund is managed as a pure index fund. This means the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the composition of the S&P 500 Index as closely as possible by adjusting the fund's portfolio as necessary. With the exception of a portion of the assets held in cash and liquid securities to meet redemptions, the fund intends to be fully invested in common stocks.

                               The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The index is market-value-weighted, so the larger of the 500 companies have a bigger impact on the performance of the index.

                               The fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size of cash flows into and out of the fund. The fund will make investment changes to accommodate these cash flows and to maximize the similarity of the fund's assets to those of the S&P 500 Index.

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

..  The S&P 500 Index declines, or performs poorly relative to other U.S. equity indices or individual stocks
.. An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the S&P 500 Index
.. The stocks of companies which comprise the S&P 500 Index fall out of favor with investors

Because the fund is an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks comprising the S&P 500 Index or to adjust their relative weightings.

Although the manager seeks to replicate the performance of the S&P 500 Index, the fund may underperform the index because:

..  The fund incurs brokerage commissions and other expenses that do not apply to the S&P 500 Index
..  The performance of the fund's futures positions may not match that of the
   S&P 500 Index
.. The prices of S&P 500 Index stocks may rise after the close of the stock market and before the fund can invest cash from fund share purchases in these stocks

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."


                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance for the last ten years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.
Quarterly returns: Highest: 21.47% in 4th quarter 1998; Lowest: (17.16)% in 3rd quarter 2002

Total Return
The bar chart shows the Class I shares' performance for each full calendar year for the last ten years. The fund's Class II shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, since the Class II shares are subject to slightly higher expenses, the return of the Class II shares would have been lower.
"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by SBFM. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.
For additional information, please see the Appendix or the SAI
Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

1994   1995   1996   1997   1998   1999   2000     2001     2002     2003
----- ------ ------ ------ ------ ------ ------- -------- -------- --------
0.85% 35.81% 21.68% 32.16% 28.46% 20.68% (9.09)% (12.12)% (22.17)%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods
ended December 31, 2003)
---------------------------------------------------------------------------------------
                          One year            Five years   Ten years  Since inception
---------------------------------------------------------------------------------------
Class I                      28.11%                (0.79)%     10.52%             N/A
---------------------------------------------------------------------------------------
Class II+                    27.74%                   --          --            (2.22)%
---------------------------------------------------------------------------------------
S&P 500 Index*               28.67%                (0.57)%     11.06%           (1.77)%
---------------------------------------------------------------------------------------

*It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
+Inception date of March 22, 1999.

Fee Table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class I Class II
---------------------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A     N/A
---------------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A     N/A
---------------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
---------------------------------------------------------------------------------------
   Management fees                                                      0.31%   0.31%
---------------------------------------------------------------------------------------
   Distribution (12b-1) fees                                             None   0.25%
---------------------------------------------------------------------------------------
   Other expenses                                                       0.03%   0.04%
---------------------------------------------------------------------------------------
   Total annual fund operating expenses                                 0.34%   0.60%
---------------------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class I                     $35    $109    $191     $431
---------------------------------------------------------------------
           Class II                    $61    $192    $335     $750
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a
                   sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period



Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

                         The fund may invest up to 5% of its assets in equity securities not included in the S&P 500 Index to help approximate the return of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes),
(limited extent)         mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

--------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
--------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
--------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:
                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
--------------------------------------------------------------------------------------------------------------------

Other Risk Factors
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position   The fund may depart from principal investment strategies in response to ad-
                               verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                               cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

Investment Policies            Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the Fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
--------------------------------------------------------------------------------------------------------------------

80% Investment Policy          The fund will notify shareholders at least 60 days' prior to changing its 80% in-
                               vestment policy.
--------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

Investments, risks and performance

Fundamental Value Portfolio

Manager                            Investment objective
SBFM is the manager
Portfolio Manager                  Long-term capital growth. Current income is a secondary consideration.
John G. Goode (since 1993)         Principal investment strategies
Mr. Goode is an investment officer Key investments
of SBFM and chairman and chief     The fund invests primarily in common stocks and common stock investment officer of Davis Skaggs equivalents of companies the manager believes are undervalued in the
Investment Management, a           marketplace. While the manager selects investments primarily for their
division of SBFM.                  capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.
                                   The fund may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. Up to 10% of the fund's assets may be invested in below investment grade bonds
                                   (commonly known as "junk bonds").

--------------------------------------------------------------------------------

                               Selection process

                               The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

                               When evaluating an individual stock, the manager looks for:

                              .  Low market valuations measured by the
                                 manager's valuation models

                              . Positive changes in earnings prospects because of factors such as:

                                .  New, improved or unique products and services

                                . New or rapidly expanding markets for the company's products

                                .  New management

                                .  Changes in the economic, financial,
                                   regulatory or political environment
                                   particularly affecting the company

                                . Effective research, product development and marketing

                                . A business strategy not yet recognized by the marketplace


                                                   Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Stock prices decline generally
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
..  An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock
.. The markets strongly favor growth stocks over stocks with value characteristics

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

Compared to large companies, small and medium capitalization companies are more likely to have:

..  More limited product lines
..  Fewer capital resources
..  More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

..  Experience sharper swings in market values
.. Be harder to sell at times and at prices the manager believes appropriate .. Offer greater potential for gains and losses

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payments of principal or interest.

While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."

Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for each full year since inception. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 20.88% in 2nd quarter 2003; Lowest: (20.75)% in 3rd quarter 2002.

Total Return
The bar chart shows the fund's performance for each full calendar year since inception.

Risk return bar chart
--------------------------------------------------------------------------------
                                     [CHART]

                                 % Total Return

1994    1995    1996    1997   1998    1999    2000    2001      2002     2003
-----  ------  ------  ------  -----  ------  ------  -------  -------- -------
7.40%  25.04%  25.33%  16.84%  4.97%  22.02%  20.47%  (5.27)%  (21.30)%  38.64%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods
ended December 31, 2003)
--------------------------------------------------------------------------------
                                              One year  Five years   Ten years*
--------------------------------------------------------------------------------
Fundamental Value Portfolio                      38.64%       8.73%       12.34%
--------------------------------------------------------------------------------
S&P 500 Index*                                   28.67%      (0.57)%      11.06%
--------------------------------------------------------------------------------

* Itis not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee Table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
----------------------------------------------------------------------------
Maximum sales charge on purchases                                        N/A
----------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                             N/A
----------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
----------------------------------------------------------------------------
   Management fees                                                     0.75%
----------------------------------------------------------------------------
   Distribution (12b-1) fees                                            None
----------------------------------------------------------------------------
   Other expenses                                                      0.02%
----------------------------------------------------------------------------
   Total annual fund operating expenses                                0.77%
----------------------------------------------------------------------------

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares         1 year 3 years 5 years 10 years
-----------------------------------------------------------------------------
Your costs would be                            $79    $246    $428     $954
-----------------------------------------------------------------------------

The example assumes:
               .  You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               .  Your investment has a 5% return each year
               .  Redemption of your shares at the end of the period

                                                   Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.
                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund


                               Credit quality of fixed income securities

                               If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
-------------------------------------------------------------------------------------------------------------------

                               Lower-quality fixed income securities

                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuer of the security). Like other fixed income securities, the value of high-yield secu-
                               rities will also fluctuate as interest rates change.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique
-------------------------------------------------------------------------------------------------------------------

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
-------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------

Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

Investments, risks and performance

Intermediate High Grade Portfolio

Manager                           Investment objective
                                  As high a level of current income as is consistent with protection of capital.
SBFM is the manager.
                                  Principal investment strategies
Portfolio Manager
                                  Key investments
Eugene J. Kirkwood (since 2003)   Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in U.S.
Mr. Kirkwood is an investment     government securities and high-grade corporate bonds and related officer of SBFM and a director of investments, of U.S. issuers. The fund may also invest up to 20% of its assets
CGM.                              in other fixed income securities.

                                  U.S. government securities include U.S. Treasury securities and mortgage-
                                  related securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S.
                                  Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

                                  Credit Quality: The fund invests primarily in high-grade bonds rated within the three highest rating categories by a nationally recognized rating organization, or, if unrated, judged by the manager to be of comparable credit quality. The fund may invest up to 20% of its assets in securities that are not high grade if they are considered investment grade.

                                  Maturity: The fund's weighted average maturity generally will be between three and 10 years, depending on the manager's outlook for interest rates.
                                  However, the fund may invest in individual securities of any maturity.

--------------------------------------------------------------------------------

                               Selection process
                               U.S. government securities
                               In selecting U.S. government securities, the manager focuses on identifying undervalued sectors and securities. Specifically, the manager:
                              .  Monitors the yield spreads between U.S.
                                 Treasury and government agency or
                                 instrumentality securities and purchases agency and instrumentality securities when their additional yield justifies their additional risk
                              . Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information
                              . Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk


                                                   Greenwich Street Series Fund

Corporate bonds
In selecting high-grade corporate bonds, the manager emphasizes individual bond selection while diversifying the fund's investments across a range of issuers, industries and maturity dates. In selecting individual corporate bonds, the manager:
..  Uses fundamental credit analysis to estimate the relative value and attractiveness of various companies and bonds
.. Identifies undervalued corporate bond issues and attempts to identify bonds that may be subject to credit upgrades and avoid bonds that may be subject to credit downgrades

For both U.S. government securities and corporate bonds, the manager emphasizes those sectors and maturities that seem most undervalued based on the manager's economic and interest rate outlook. The manager buys and sells securities in order to adjust portfolio maturity. The manager also makes ongoing adjustments based on the relative values or overall investment merits of individual bonds or changes in the creditworthiness of an issuer.

Principal risks of investing in the fund

Investors could lose money in the fund, or the fund's performance could fall below other possible investments, if:

.. Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio. The fund has greater sensitivity to changes in interest rates than a fund investing in securities with shorter maturities
..  The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded
.. As interest rates decline, the issuers of mortgage-related securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities
.. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities
.. The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in the market value of these securities.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."

Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Lehman Government/Credit Bond Index ("Lehman Index"). The Lehman Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 5.78% in 2nd quarter 1995; Lowest: (2.64)% in 1st quarter 1996.

Total Return
The bar chart shows the fund's performance for each full calendar year for the last ten years.

Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994     1995   1996   1997   1998    1999    2000   2001   2002    2003
-------  ------  -----  -----  -----  -------  -----  -----  -----  ------
(3.05)%  17.76%  1.69%  8.67%  6.79%  (3.69)%  9.83%  7.39%  8.35%  1.63%

                        Calendar years ended December 31

Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lehman Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods
ended December 31, 2003)
------------------------------------------------------------------------------
                                              One year  Five years  Ten years
------------------------------------------------------------------------------
Intermediate High Grade Portfolio                 1.63%       4.58%      5.36%
------------------------------------------------------------------------------
Lehman Index*                                     4.67%       6.66%      6.98%
------------------------------------------------------------------------------

*It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee Table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
-----------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A
-----------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A
-----------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
-----------------------------------------------------------------------------
   Management fees                                                      0.60%
-----------------------------------------------------------------------------
   Distribution (12b-1) fees                                             None
-----------------------------------------------------------------------------
   Other expenses                                                       1.14%
-----------------------------------------------------------------------------
   Total annual fund operating expenses                                 1.74%
-----------------------------------------------------------------------------

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares         1 year 3 years 5 years 10 years
-----------------------------------------------------------------------------
Your costs would be                            $177   $548    $944    $2,052
-----------------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

                                                   Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------------------
Fixed Income Investments       Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                               Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                               nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                               strumentalities or sponsored enterprises; state and municipal governments;
                               supranational organizations; and foreign governments and their political sub-
                               divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                               The value of debt securities varies inversely with interest rates. This means gen-
                               erally that the value of these investments increases as interest rates fall and de-
                               creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                               rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                               The fund may invest in asset-backed securities. Asset-backed securities repre-
                               sent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other cate-
                               gories of receivables.

                               The fund may invest up to 10% of its assets in government stripped mortgage-
                               backed securities.
------------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to over-
                               the-counter derivative contracts.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Foreign Securities Investments An investment in foreign securities involves risk in addition to those of U.S. secu-
                               rities, including possible political and economic instability and the possible im-
                               position of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
                               Foreign securities may be less liquid than U.S. securities.
------------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

Derivatives And Hedging      Derivative contracts, such as futures and options on securities, may be used for
Techniques                   any of the following purposes:

                             . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                             . As a substitute for buying or selling securities

                             . As a cash flow management technique

                             Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                             rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
----------------------------------------------------------------------------------------------------------------
Other Risk Factors
----------------------------------------------------------------------------------------------------------------
Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or security selected, may fail to have the desired effect. For example, stocks believed to show potential for capital growth may not achieve that growth. Strategies or in-
                             struments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
----------------------------------------------------------------------------------------------------------------
Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in shorter-term debt, including money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
----------------------------------------------------------------------------------------------------------------
Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
----------------------------------------------------------------------------------------------------------------
80% Investment Policy        The fund will notify shareholders at least 60 days' prior to changing its 80% in-
                             vestment policy.
----------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Investments, risks and performance

Salomon Brothers Variable All Cap Value Fund

Manager                      Investment objectives
SaBAM is the manager         Primary:  Long-term growth of capital.
Portfolio Manager            Secondary:  Current income.
SaBAM uses a team management Principal investment strategies
approach.                    Key investments
                             The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.
                             The fund may invest in non-dividend paying stocks and may invest up to
                             35% of its assets in debt securities. Up to 10% of the fund's assets may be invested in below investment grade bonds (commonly known as "junk bonds").

--------------------------------------------------------------------------------

                               Selection process

                               The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

                               When evaluating an individual stock, the manager looks for:

                              .  Low market valuations measured by the
                                 manager's valuation models.
                              . Positive changes in earnings prospects because of factors such as:
                                . New, improved or unique products and services . New or rapidly expanding markets for the company's products

Greenwich Street Series Fund

..  New management
..  Changes in the economic, financial, regulatory or political environment particularly affecting the company
..  Effective research, product development and marketing
..  A business strategy not yet recognized by the marketplace

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

..  Stock prices decline generally.
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
..  An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock
.. The markets strongly favor growth stocks over stocks with value characteristics

Compared to mutual funds that focus only on large capitalization companies, the fund's share price may be more volatile because the fund also invests a significant portion of its assets in small and medium capitalization companies.

Compared to large companies, small and medium capitalization companies are more likely to have:

..  More limited product lines
..  Fewer capital resources
..  More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

..  Experience sharper swings in market values
.. Be harder to sell at times and at prices the manager believes appropriate .. Offer greater potential for gains and losses

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payments of principal or interest.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."

                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Variable Annuity Lipper Multi Cap Value Funds Peer Group Average ("Lipper Average"), an average of the reinvested performance of equity income funds which underlie variable annuities, the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization and the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 22.13% in 2nd quarter 2003 Lowest: (23.42)% in 3rd quarter 2002.

Total Return
The bar chart shows the Class I shares' performance for each full calendar year for the last ten years. No Class II shares were outstanding as of the date hereof. The fund's Class II shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, since the Class II shares are subject to slightly higher expenses, the return of the Class II shares would have been lower.
Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

  1994    1995  1996   1997   1998   1999    2000    2001     2002     2003
-------- ------ ----- ------ ------ ------- ------ -------- -------- --------
(10.14)% 32.47% 5.99% 23.52% 16.99% (4.75)% 18.56% (16.39)% (30.65)%  37.35%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------


Comparative performance
The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lipper Average, the Russell 3000 Index and the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges, which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
----------------------------------------------------------------------------------------------------------
                                        One year             Five years              Ten years
----------------------------------------------------------------------------------------------------------
All Cap Value Fund Class I                 37.35%                 (2.10)%                 5.07%
----------------------------------------------------------------------------------------------------------
All Cap Value Fund Class II+                 N/A                    N/A                    N/A
----------------------------------------------------------------------------------------------------------
Lipper Average*                            31.38%                  4.12%                  8.54%
----------------------------------------------------------------------------------------------------------
Russell 3000 Index*                        31.06%                  0.37%                 10.78%
----------------------------------------------------------------------------------------------------------
S&P 500 Index*                             28.67%                 (0.57)%                11.06%
----------------------------------------------------------------------------------------------------------

*It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
 + No Class II shares were outstanding for the periods shown.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class I Class II*
----------------------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A      N/A
----------------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A      N/A
----------------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
----------------------------------------------------------------------------------------
   Management fees                                                      0.65%    0.65%
----------------------------------------------------------------------------------------
   Distribution (12b-1) fees                                             None    0.25%
----------------------------------------------------------------------------------------
   Other expenses                                                       0.86%    0.86%
----------------------------------------------------------------------------------------
   Total annual fund operating expenses                                 1.51%    1.76%
----------------------------------------------------------------------------------------

*Total annual fund operating expenses have been estimated for Class II shares since none were outstanding during the last fiscal year.

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class I                     $154   $477    $824    $1,802
---------------------------------------------------------------------
           Class II                    $179   $554    $954    $2,073
---------------------------------------------------------------------

The example assumes
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

-------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, the fund will treat the security as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
-------------------------------------------------------------------------------------------------------------------

                               Lower-quality fixed income securities

                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security). Like other fixed income securities, the value of high-yield secu-
                               rities will also fluctuate as interest rates change.
-------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------

Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable Aggressive Growth Fund
(Formerly Salomon Brothers Variable Emerging Growth Fund)

Manager                         Investment objective
SaBAM is the manager            Capital appreciation.
Portfolio Manager               Principal investment strategies
SaBAM uses a team management    Key investments
approach, with Richard Freeman  The fund invests primarily in common stocks of companies that the
leading the team.               manager believes are experiencing, or will experience, growth in earnings and/or cash flow that exceeds the average rate of earnings growth of the
Mr. Freeman is an investment    companies that comprise the S&P 500 Index. The fund may invest in the officer of SaBAM and a managing securities of large, well-known companies that offer prospects of long-term
director of CGM.                earnings growth. However, a significant portion of the fund's assets may be invested in the securities of small to medium-sized companies because such companies often achieve higher earnings growth rates.

--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks.

                               When evaluating an individual stock, the manager considers whether the company may benefit from:

                                .New technologies, products or services

                                .New cost reducing measures

                                .Changes in management

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Stock prices decline generally
..  Emerging growth companies fall out of favor with investors
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
.. A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock
.. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources

Compared to large capitalization companies, emerging growth companies are more likely to have:

..  More limited product lines
..  Fewer capital resources
..  More limited management depth

Further, securities of emerging growth companies are more likely to:

..  Experience sharper swings in market values
.. Be harder to sell at times and prices the manager believes appropriate .. Offer greater potential for gains and losses

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities, emerging markets securities and derivatives. The risks are more fully described in "More on the fund's investments."


                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year since inception. The table shows how the fund's average annual returns for different calendar periods compare to the return of the NASDAQ Composite Index, an unmanaged broad-based index of common stocks, the Russell 3000 Growth Index, a broad-based unmanaged index of those Russell 3000 Index Companies with higher price-to-book ratios and higher forecasted growth values. Past performance does not necessarily indicate how the fund will perform in the future. Prior to February 10, 2000, the fund was managed by an adviser not affiliated with SaBAM. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 63.83% in 4th quarter 1999; Lowest: (24.76)% in 2nd quarter 2002.

Total Return
The bar chart shows the Class I shares' performance for each full calendar year since inception. No Class II shares were outstanding for the full calendar year as of the date hereof. The fund's Class II shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, since the Class II shares are subject to slightly higher expenses, the return of the Class II shares would have been lower.
Risk return bar chart
--------------------------------------------------------------------------------
                                     [CHART]

                                 % Total Return

 1994    1995   1996   1997   1998   1999    2000   2001     2002     2003
------- ------ ------ ------ ------ ------- ------ ------- -------- --------
(7.48)% 42.89% 17.83% 21.16% 37.14% 107.14% 27.27% (5.32)% (32.65)%  40.10%

                        Calendar years ended December 31

Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Nasdaq Composite Index and the Russell 3000 Growth Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the
periods ended December 31, 2003)
------------------------------------------------------------------------
                                       One year  Five years   Ten years
------------------------------------------------------------------------
Aggressive Growth Fund Class I            40.10%      18.69%      20.13%
------------------------------------------------------------------------
Aggressive Growth Fund Class II+            N/A         N/A         N/A
------------------------------------------------------------------------
Russell 3000 Growth Index*                30.97%      (4.69)%      8.81%
------------------------------------------------------------------------
Nasdaq Composite Index*                   50.01%      (1.79)%      9.94%
------------------------------------------------------------------------

* It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
 +No Class II shares were outstanding for the periods shown; Inception date
  5/12/03.
(1)Effective April 29, 2004, the fund changed its performance benchmark to the Russell 3000 Growth Index. Management of the Fund determined that the Russell 3000 Growth Index, rather than the Nasdaq Composite Index, was a more appropriate index reflecting more closely the composition of the fund's securities. The Nasdaq Composite Index is an unmanaged index of common stocks.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class I Class II
---------------------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A     N/A
---------------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A     N/A
---------------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
---------------------------------------------------------------------------------------
   Management fees                                                      0.95%   0.95%
---------------------------------------------------------------------------------------
   Distribution (12b-1) fees                                             None   0.25%
---------------------------------------------------------------------------------------
   Other expenses                                                       0.61%   0.44%
---------------------------------------------------------------------------------------
   Total annual fund operating expenses                                 1.56%   1.64%
---------------------------------------------------------------------------------------

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class I                     $159   $493    $850    $1,856
---------------------------------------------------------------------
           Class II                    $167   $517    $892    $1,944
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

--------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment com-
                         panies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
--------------------------------------------------------------------------------------------------------------

Sectors                  Companies in similar industries may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform dif-
                         ferently from other sectors or from the market as a whole. As the manager allo-
                         cates more of the fund's portfolio holdings to a particular sector, the fund's performance will be more susceptible to any economic, business or other devel-
                         opments that generally affect that sector.
--------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes),
(limited extent)         mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
--------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund


                               Credit quality of fixed income securities

                               If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Emerging Market Investments    Emerging markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerg-
                               ing markets.
-------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund


Other Risk Factors
-----------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
-----------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
-----------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
-----------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
-----------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable Growth & Income Fund

Manager                            Investment objective
SaBAM is the manager               Income and long-term capital growth.
Portfolio Manager                  Principal investment strategies
SaBAM uses a team management       Key investments
approach with Michael Kagan and    The fund invests primarily in equity securities, including convertible
Kevin Caliendo leading the team    securities, that provide dividend or interest income. However, it may also
Mr. Kagan is an investment officer invest in non-income producing stocks for potential appreciation in value.
and managing director of SaBAM     The fund emphasizes U.S. stocks with large market capitalizations. The
and a managing director of CGM.    fund may purchase below investment grade securities (commonly known as
Kevin Caliendo is an investment    "junk bonds").
officer and a director of SABAM
and a director of CGM.

--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while spreading the fund's investments among industries and sectors. As indicated by its name, the fund's return will be comprised of capital appreciation (growth) and dividends (income). The fund will own a mixture of growth and value stocks.

                               Stock selection is based on analysis of company fundamentals. Criteria examined include:

                              .  Size

                              .  The company's balance sheet strength

                              .  The company franchise value

                              . The aggressiveness of the company's accounting policies

                              .  A history of consistent dividend payments

                              .  The capacity to raise dividends in the future

                              .  The potential for capital appreciation

                               The manager may change the investment criteria from time to time in response to changes in economic or market conditions.

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  The U.S. stock market declines

.. Rising interest rates depress the value of dividend paying stocks or debt securities in the fund's portfolio

..  Large capitalization companies fall out of favor with investors

.. Companies in which the fund invests suffer unexpected losses or lower than expected earnings, or pay lower than expected dividends

.. The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

.. The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or the credit rating of the security is downgraded. This risk is higher for below investment grade bonds

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payments of principal or interest.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."

                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks; the Russell 1000 Index, an unmanaged index of the 1,000 largest U.S. companies in the Russell 3000 Index, which represents 92% of the total market capitalization of the Russell 3000 Index and the Variable Annuity Lipper Large-Cap Core Funds Peer Group Average ("Lipper Average"), an average composed of 126 large-cap funds which underlie variable annuities. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 17.94% in 4th quarter 1998 Lowest: (18.07)% in 3rd quarter 2002.

Total Return
The bar chart shows the Class I shares' performance for each full calendar year for the last ten years. No Class II Shares were outstanding as of the date hereof. The fund's Class II shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, since the Class II shares are subject to slightly higher expenses, the return of the Class II shares would have been lower.
Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994    1995   1996   1997   1998   1999  2000    2001     2002     2003
------  ------ ------ ------ ------ ------ ----- -------- -------- ---------
(3.20)% 30.49% 19.83% 22.94% 11.88% 10.66% 4.52% (13.14)% (23.35)%  30.16%

                        Calendar year ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance
The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lipper Average, the Russell 1000 Index and the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
----------------------------------------------------------------------------------------------
                                              One year                 Five years   Ten years
----------------------------------------------------------------------------------------------
Growth & Income Fund Class I                     30.16%                      0.04%       7.63%
----------------------------------------------------------------------------------------------
Growth & Income Fund Class II+                     N/A                        N/A         N/A
----------------------------------------------------------------------------------------------
Lipper Average*                                  26.42%                     (1.33)%      8.65%
----------------------------------------------------------------------------------------------
Russell 1000 Index*                              29.89%                     (0.13)%     11.00%
----------------------------------------------------------------------------------------------
S&P 500 Index*                                   28.67%                     (0.57)%     11.06%
----------------------------------------------------------------------------------------------

*It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
 + No Class II shares were outstanding for the periods shown.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class I Class II*
----------------------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A      N/A
----------------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A      N/A
----------------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
----------------------------------------------------------------------------------------
   Management fees                                                      0.65%    0.65%
----------------------------------------------------------------------------------------
   Distribution (12b-1) fees                                             None    0.25%
----------------------------------------------------------------------------------------
   Other expenses                                                       0.62%    0.62%
----------------------------------------------------------------------------------------
   Total annual fund operating expenses                                 1.27%    1.52%
----------------------------------------------------------------------------------------

*Total annual fund operating expenses have been estimated for Class II shares since none were outstanding during the last fiscal year.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class I                     $129   $403    $697    $1,534
---------------------------------------------------------------------
           Class II                    $155   $480    $829    $1,813
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a
                 sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

-------------------------------------------------------------------------------------------------------------------
                               Credit quality of fixed income securities

                               If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
-------------------------------------------------------------------------------------------------------------------

                               Lower-quality fixed income securities

                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuer of the security). Like other fixed income securities, the value of high-yield secu-
                               rities will also fluctuate as interest rates change.
-------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------
Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable International Equity Fund

Manager                      Investment objective
SaBAM is the manager         Total return on its assets from growth of capital and income.
Portfolio Managers           Principal investment strategies
SaBAM uses a team management Key investments
approach.                    Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics, of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, medium or small market capitalizations and may operate in any market sector. Depending on the manager's assessment of a country's or sector's potential for long-term growth, the fund's emphasis among foreign markets and types of companies may vary.

                               In selecting individual companies for
                               investment, the manager looks for:

                                .Above average earnings growth

                                .High relative return on invested capital

                                .Experienced and effective management

                                .Effective research, product development and
                                 marketing

                                .Competitive advantages

                                .Strong financial condition or stable or
                                 improving credit quality

                               By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds, which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S. In allocating assets among countries and regions, the economic and political factors the manager evaluates include:

                                .Low or decelerating inflation which creates a
                                 favorable environment for securities markets

                                .Stable government with policies that encourage
                                 economic growth, equity investment and
                                 development of securities markets

                                .Currency stability

                                .The range of individual investment
                                 opportunities

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Foreign stock prices decline
..  Adverse governmental action or political, economic or market instability occurs in a foreign country or region
..  The currency in which a security is priced declines in value relative to the
   U.S. dollar
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
..  Stock prices decline generally
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
..  An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock
.. The markets strongly favor growth stocks over stocks with value characteristics

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities, emerging markets securities and derivatives. The risks are more fully described in "More on the fund's investments."

                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year since inception. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Morgan Stanley EAFE Index ("EAFE Index"), an unmanaged broad-based index of foreign stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly Returns: Highest: 41. 59% in 4th quarter 1999 Lowest: (22.44)% in 3rd quarter 2001.

Total Return
The bar chart shows the Class I shares' performance for each full calendar year since inception. No Class II shares were outstanding as of the date hereof. The fund's Class II shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, since the Class II shares are subject to slightly higher expenses, the return of the Class II shares would have been lower.

Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994   1995   1996   1997    1998   1999     2000     2001     2002     2003
------- ----- ------ ------- ------ ------- -------- -------- -------- --------
(8.36)% 8.80% 21.38% (2.18)% 18.84%  66.20% (18.90)% (30.80)% (21.82)%  25.63%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of EAFE Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for
the periods ended December 31, 2003)
----------------------------------------------------------------------
                                     One year  Five years   Ten years
----------------------------------------------------------------------
Class I                                 25.63%      (1.74)%      2.60%
----------------------------------------------------------------------
Class II+                                 N/A         N/A         N/A
----------------------------------------------------------------------
EAFE Index*                             38.59%      (0.05)%      4.47%
----------------------------------------------------------------------

*It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
 +No Class II shares were outstanding for the periods shown.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                   Class I Class II*
-----------------------------------------------------------------------------------------
Maximum sales charge on purchases                                          N/A      N/A
-----------------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                               N/A      N/A
-----------------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
-----------------------------------------------------------------------------------------
   Management fees                                                       1.05%    1.05%
-----------------------------------------------------------------------------------------
   Distribution (12b-1) fees                                              None    0.25%
-----------------------------------------------------------------------------------------
   Other expenses                                                        1.55%    1.55%
-----------------------------------------------------------------------------------------
   Total annual fund operating expenses                                  2.60%    2.85%
-----------------------------------------------------------------------------------------

*Total annual fund operating expenses have been estimated for Class II shares since none were outstanding during the last fiscal year.

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares          1 year 3 years 5 years 10 years
------------------------------------------------------------------------------
Your costs would be
------------------------------------------------------------------------------
 Class I                                        $263   $808   $1,380   $2,934
------------------------------------------------------------------------------
 Class II                                       $288   $883   $1,504   $3,176
------------------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a
                 sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements,
                 if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.
                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.
                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments The fund may invest up to 20% of its assets in debt securities of any credit qual-
(limited extent)         ity or maturity of foreign corporate and governmental issuers, as well as U.S.
                         government securities and money market obligations of U.S. and foreign corpo-
                         rate issuers.
                         Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------------
                               The value of debt securities varies inversely with interest rates. This means gen-
                               erally that the value of these investments increases as interest rates fall and de-
                               creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                               rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts
------------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
------------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S. secu-
                               rities, including possible political and economic instability and the possible im-
                               position of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
                               Foreign securities may be less liquid than U.S. securities.
------------------------------------------------------------------------------------------------------------------------

Emerging Market Investments    Emerging markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerging markets.
------------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

------------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------

                             Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                             rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
------------------------------------------------------------------------------------------------------------------

Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

80% Investment Policy        The fund will notify shareholders at least 60 days' prior to changing its 80% in-
                             vestment policy.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Investments, risks and performance

Salomon Brothers Variable Money Market Fund

Manager                         Investment objective

SaBAM is the manager.           Maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
Portfolio Manager
                                Principal investment strategies
Martin Hanley (since 2001)
                                Key investments
Mr. Hanley is an investment
officer of SaBAM and a managing The fund invests in short-term money market securities, including U.S.
director of CGM.                government securities, repurchase agreements, U.S. and foreign bank time deposits, certificates of deposit and bankers' acceptances and high-quality commercial paper and short-term corporate debt obligations of U.S. and foreign issuers, including variable-rate and floating-rate securities. The fund invests only in securities purchased with and payable in U.S. dollars.

                                Credit Quality: The fund invests exclusively in securities rated within the two highest short-term rating categories by a nationally recognized ratings organization.

                                Maturity: The fund normally maintains a dollar-weighted average maturity of 90 days or less. Individual investments must have a remaining maturity of 397 days or less.

--------------------------------------------------------------------------------

                               Selection process

                               In selecting investments for the fund, the manager looks for:

                              . The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality

                              .  Issuers offering minimal credit risk

                              . Maturities consistent with the manager's outlook for interest rates

                               Under normal market conditions, the fund intends to concentrate more than 25% of its assets in short-term bank instruments.

Greenwich Street Series Fund

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is not guaranteed and it is possible to lose money. The fund could underperform other short term debt instruments or money market funds, if:

..  Interest rates rise sharply
..  An issuer or guarantor of the fund's securities defaults, or the security's credit rating is downgraded
..  Adverse events in the banking industry reduce the value of the fund's investments in bank instruments
..  Sectors or issuers the fund has emphasized fail to perform as expected
..  The value of the fund's foreign securities declines because of unfavorable government actions or political instability
.. The manager's judgment about the value or credit quality of a particular security proves to be incorrect

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to money market securities risks, interest rate risks, foreign exposure risks, financial services exposure risks and issuer-specific changes risks. The risks are more fully described in "More on the fund's investments."


                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the 90-day Treasury Bill. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 1.37% in 3rd quarter 2000 Lowest: 0.03% in 4th quarter 2003.

Total Return
The bar chart shows the fund's performance for each full calendar year for the last ten years.
Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

1994   1995   1996   1997   1998   1999   2000   2001   2002    2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  ------
3.56%  5.00%  4.80%  4.47%  4.40%  4.03%  5.32%  2.91%  0.52%  0.18%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the 90-Day Treasury Bill. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------------
                                         One year                      Five years  Ten years
---------------------------------------------------------------------------------------------
Fund                                         0.18%                           2.57%      3.51%
---------------------------------------------------------------------------------------------
90-Day Treasury Bill                         1.03%                           3.34%      4.18%
---------------------------------------------------------------------------------------------

The fund's 7-day yield as of December 31, 2003 was 0.10%. Call toll free 1-800-451-2010 for the fund's current 7-day yield.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses


This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
----------------------------------------------------------------------------
Maximum sales charge on purchases                                        N/A
----------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                             N/A
----------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
----------------------------------------------------------------------------
   Management fees                                                     0.50%
----------------------------------------------------------------------------
   Distribution (12b-1) fees                                            None
----------------------------------------------------------------------------
   Other expenses                                                      4.86%
----------------------------------------------------------------------------
   Total annual fund operating expenses*                               5.36%
----------------------------------------------------------------------------

*Currently, the manager and SBFM are waiving the management fees and reimbursing expenses to limit total annual fund operating expenses. As a result of this voluntary expense limitation, the total annual fund operating expenses will not exceed 1.25%. The manager may change or eliminate the expense limitation at any time.


Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be           $535  $1,599  $2,656   $5,265
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period


Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

-----------------------------------------------------------------------------------------------------------------
Money Market Securities     Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of short-
                            ening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. government securities.

                            A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

                            Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-
                            term interest rates.
-----------------------------------------------------------------------------------------------------------------

Interest Rate Changes       Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-
                            term interest rates.
-----------------------------------------------------------------------------------------------------------------

Foreign Exposure            Issuers located in foreign countries and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.
-----------------------------------------------------------------------------------------------------------------

Financial Services Exposure Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.
-----------------------------------------------------------------------------------------------------------------

Issuer-Specific Changes     Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a secu-
                            rity fails to function as intended, the security could decline in value.
-----------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

----------------------------------------------------------------------------------------------------------------

                             Credit quality of fixed income securities

                             If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to over-
                             the-counter derivative contracts.
----------------------------------------------------------------------------------------------------------------

Other Risk Factors
----------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
----------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

Management

The managers

Smith Barney Fund Management LLC (SBFM)
Salomon Brothers Asset Management Inc. (SaBAM)
Citigroup Asset Management Limited (CAM Ltd.) (Subadviser for Diversified Strategic Income Portfolio)
Travelers Investment Management Company (TIMCO)

SBFM is located at 399 Park Avenue, New York, New York 10022. TIMCO is located at 100 First Stamford Place, Stamford, CT 06902. SaBAM is located at 399 Park Avenue, New York, New York 10022. CAM Ltd is located at Citigroup Centre, Canada Square, Canary Wharf, London, E145LB United Kingdom

SBFM, SaBAM, TIMCO and CAM Ltd. each are wholly owned subsidiaries of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in a fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

Each fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

------------------------------------------------------------------------------------
                                                            Actual advisory fee paid
                                                            for the fiscal year
                                                            ended December 31, 2003
                                                            (as a percentage of the
                                                            fund's average daily net
Fund                                                Manager assets)
------------------------------------------------------------------------------------
Appreciation Portfolio                               SBFM             0.55%
Diversified Strategic Income Portfolio               SBFM             0.45%
Equity Index Portfolio                               TIMCO            0.25%
Fundamental Value Portfolio                          SBFM             0.55%
Intermediate High Grade Portfolio                    SBFM             0.40%
Salomon Brothers Variable All Cap Value Fund         SaBAM            0.45%
Salomon Brothers Variable Aggressive Growth Fund     SaBAM            0.75%
Salomon Brothers Variable Growth & Income Fund       SaBAM            0.45%
Salomon Brothers Variable International Equity Fund  SaBAM            0.85%
Salomon Brothers Variable Money Market Fund*         SaBAM            0.30%
------------------------------------------------------------------------------------

* The manager is voluntarily waiving its management fee. Absent the management fee waiver, the management fee would be 0.30% of the fund's average daily net assets. The manager may change or eliminate this fee waiver at any time.

In March 2003, Smith Barney Global Capital Management Inc. assigned the sub-investment advisory agreement of Diversified Strategic Income Portfolio to its affiliate, CAM Ltd. CAM Ltd., as subadviser to the Diversified Strategic Income Portfolio, is paid a fee by SBFM at the annual percentage of 0.15% of the value of the fund's average daily net assets.

Administrator

SBFM serves as administrator to each fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of each fund's average

                                                   Greenwich Street Series Fund
daily net assets. However, for the Equity Index Portfolio, SBFM receives a fee equal on an annual basis to 0.06% of the value of the fund's average daily net assets. SBFM is voluntarily waiving its administration fee for Salomon Brothers Variable Money Market Fund. The fee waivers may be modified or discontinued at any time.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as each fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as each fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust Bank, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Classes of shares

The Equity Index Portfolio and each of the Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable International Equity Fund, Salomon Brothers Variable Growth & Income Fund and Salomon Brothers Variable All Cap Value Fund (collectively, the "SBV Funds"), offers two classes of shares: Class I shares and Class II shares. Each Class is offered at net asset value per share of that Class. The different classes of shares represent investments in the same portfolio of securities but Class II shares are subject to a distribution plan fees, which are described below.

Distribution Plan

The Equity Index Portfolio and each of the SBV Funds have adopted a Rule 12b-1 distribution plan for its Class II shares. Under the plan, each fund pays a distribution fee of 0.25% of the daily net assets of Class II shares. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements. The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Greenwich Street Series Fund

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Pricing of Fund Shares

A fund's net asset value is the value of its assets minus its liabilities. A fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, each fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. A fund generally values its portfolio securities based on market prices or quotations. To the extent a fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, a fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Unless there are extraordinary or unusual circumstances, Salomon Brothers Variable Money Market Fund uses the amortized cost method of valuing its money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.

                                                   Greenwich Street Series Fund

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions. No information is presented for Class II Shares of the SBV Funds because no shares were outstanding during these fiscal years.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                    Appreciation Portfolio
                                         2003    2002/(1)/ 2001/(1)/ 2000/(1)/ 1999
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $17.58  $ 21.66    $22.81    $23.39   $21.16
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                     0.14     0.13      0.18      0.27     0.13
 Net realized and unrealized gain (loss)   4.18    (3.92)    (1.09)    (0.37)    2.62
--------------------------------------------------------------------------------------
Total income (loss) from operations        4.32    (3.79)    (0.91)    (0.10)    2.75
--------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.13)   (0.29)    (0.24)    (0.17)   (0.16)
 Net realized gains                          --       --        --     (0.31)   (0.36)
--------------------------------------------------------------------------------------
Total distributions                       (0.13)   (0.29)    (0.24)    (0.48)   (0.52)
--------------------------------------------------------------------------------------
Net asset value, end of year             $21.77  $ 17.58    $21.66    $22.81   $23.39
--------------------------------------------------------------------------------------
Total return/(2)/                         24.56%  (17.53)%   (3.97)%   (0.41)%  13.12%
--------------------------------------------------------------------------------------
Net assets, end of year (millions)       $  730  $   549    $  638    $  611   $  529
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.77%    0.77%     0.77%     0.78%    0.79%
 Net investment income                     0.73     0.67      0.83      1.18     1.18
--------------------------------------------------------------------------------------
Portfolio turnover rate                      41%      71%       59%       64%      53%
--------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

                                                   Greenwich Street Series Fund

For a share of beneficial interest outstanding throughout each year ended December 31:

                                            Diversified Strategic Income Portfolio
                                         2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.69   $  9.13   $  9.70   $ 10.44   $ 10.90
------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.52      0.53      0.65      0.73      0.73
 Net realized and unrealized gain (loss)    0.50     (0.11)    (0.36)    (0.45)    (0.55)
------------------------------------------------------------------------------------------
Total income from operations                1.02      0.42      0.29      0.28      0.18
------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.56)    (0.86)    (0.86)    (1.02)    (0.51)
 Net realized gains                           --        --        --        --     (0.13)
------------------------------------------------------------------------------------------
Total distributions                        (0.56)    (0.86)    (0.86)    (1.02)    (0.64)
------------------------------------------------------------------------------------------
Net asset value, end of year             $  9.15   $  8.69   $  9.13   $  9.70   $ 10.44
------------------------------------------------------------------------------------------
Total return/(2)/                          11.73%     4.84%     3.17%     2.80%     1.72%
------------------------------------------------------------------------------------------
Net assets, end of year (000's)          $94,572   $78,009   $79,399   $70,142   $74,035
------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.76%     0.87%     0.76%     0.78%     0.78%
 Net investment income                      5.73      5.82      6.86      7.40      6.88
------------------------------------------------------------------------------------------
Portfolio turnover rate                       54%*     149%      118%      102%      111%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 256%.

Greenwich Street Series Fund

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                         Equity Index Portfolio
Class I Shares                           2003/(1)/   2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year       $    21.41  $  28.21   $  32.40   $  35.86   $  29.99
-----------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(2)/                    0.34      0.32       0.34       0.36       0.39
 Net realized and unrealized gain (loss)       5.68     (6.57)     (4.26)     (3.61)      5.77
-----------------------------------------------------------------------------------------------
Total income (loss) from operations            6.02     (6.25)     (3.92)     (3.25)      6.16
-----------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        (0.32)    (0.55)     (0.27)     (0.19)     (0.12)
 Net realized gains                              --        --         --      (0.02)     (0.17)
-----------------------------------------------------------------------------------------------
Total distributions                           (0.32)    (0.55)     (0.27)     (0.21)     (0.29)
-----------------------------------------------------------------------------------------------
Net asset value, end of year             $    27.11  $  21.41   $  28.21   $  32.40   $  35.86
-----------------------------------------------------------------------------------------------
Total return/(3)(4)/                          28.11%   (22.17)%   (12.12)%    (9.09)%    20.68%
-----------------------------------------------------------------------------------------------
Net assets, end of year (millions)       $1,217,796  $830,854   $897,035   $819,913   $654,514
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(2)(5)/                              0.34%     0.31%      0.23%      0.23%      0.28%
 Net investment income                         1.44      1.32       1.17       1.03       1.20
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                           0%        2%         2%         2%         3%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 24, 2002, the shareholders of the Equity Index Portfolio approved a new investment advisory agreement with TIMCO. The new investment advisory fee is 0.25% of the average daily net assets of the Fund.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns for all periods shown.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment adviser will reimburse fees for the amount that exceeds the limitation. The Investment Adviser eliminated the voluntary expense limitations as of June 24, 2002.

                                                   Greenwich Street Series Fund

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                        Equity Index Portfolio
Class II Shares                          2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
---------------------------------------------------------------------------------------------
Net asset value, beginning of year       $  21.43  $ 28.17   $ 32.36   $ 35.81     $ 31.71
---------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                       0.28     0.24      0.27      0.26        0.24
 Net realized and unrealized gain (loss)     5.66    (6.54)    (4.26)    (3.59)       4.15
---------------------------------------------------------------------------------------------
Total income (loss) from operations          5.94    (6.30)    (3.99)    (3.33)       4.39
---------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                      (0.24)   (0.44)    (0.20)    (0.10)      (0.12)
 Net realized gains                            --       --        --     (0.02)      (0.17)
---------------------------------------------------------------------------------------------
Total distributions                         (0.24)   (0.44)    (0.20)    (0.12)      (0.29)
---------------------------------------------------------------------------------------------
Net asset value, end of year             $  27.13  $ 21.43   $ 28.17   $ 32.36     $ 35.81
---------------------------------------------------------------------------------------------
Total return/(3)/                           27.74%  (22.37)%  (12.36)%   (9.32)%     13.96%++
---------------------------------------------------------------------------------------------
Net assets, end of year (000's)          $132,302  $85,807   $96,518   $71,508     $27,372
---------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                    0.60%    0.56%     0.49%     0.50%       0.51%+
 Net investment income                       1.18     0.97      0.91      0.76       0.93+
---------------------------------------------------------------------------------------------
Portfolio turnover rate                         0%       2%        2%        2%          3%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period March 22, 1999 (inception date) to December 31, 1999.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns for all periods shown.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Greenwich Street Series Fund

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                Fundamental Value Portfolio
                                         2003    2002/(1)/ 2001     2000    1999
-----------------------------------------------------------------------------------
Net asset value, beginning of year       $14.56  $ 19.08   $22.55   $20.14  $17.55
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                     0.11     0.11     0.08     0.20    0.42
 Net realized and unrealized gain (loss)   5.51    (4.16)   (1.22)    3.73    3.37
-----------------------------------------------------------------------------------
Total income (loss) from operations        5.62    (4.05)   (1.14)    3.93    3.79
-----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.10)   (0.18)   (0.15)   (0.39)  (0.48)
 Net realized gains                          --    (0.29)   (2.18)   (1.13)  (0.72)
-----------------------------------------------------------------------------------
Total distributions                       (0.10)   (0.47)   (2.33)   (1.52)  (1.20)
-----------------------------------------------------------------------------------
Net asset value, end of year             $20.08  $ 14.56   $19.08   $22.55  $20.14
-----------------------------------------------------------------------------------
Total return/(2)/                         38.64%  (21.30)%  (5.27)%  20.47%  22.02%
-----------------------------------------------------------------------------------
Net assets, end of year (millions)       $  734  $   473   $  473   $  358  $  330
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.77%    0.78%    0.77%    0.79%   0.79%
 Net investment income                     0.71     0.68     0.64     0.83    2.07
-----------------------------------------------------------------------------------
Portfolio turnover rate                      18%      20%      32%      36%     41%
-----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

                                                   Greenwich Street Series Fund

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                   Intermediate High Grade Portfolio
                                              2003    2002/(1)/ 2001/(1)/ 2000/(1)/ 1999
--------------------------------------------------------------------------------------------
Net asset value, beginning of year            $ 9.24   $ 9.61    $ 9.74    $ 9.69   $10.90
--------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(2)/                     0.32     0.30      0.46      0.54     0.77
 Net realized and unrealized gain (loss)/(2)/  (0.17)    0.48      0.23      0.35    (1.17)
--------------------------------------------------------------------------------------------
Total income (loss) from operations             0.15     0.78      0.69      0.89    (0.40)
--------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                         (0.40)   (1.15)    (0.82)    (0.84)   (0.81)
--------------------------------------------------------------------------------------------
Total distributions                            (0.40)   (1.15)    (0.82)    (0.84)   (0.81)
--------------------------------------------------------------------------------------------
Net asset value, end of year                  $ 8.99   $ 9.24    $ 9.61    $ 9.74   $ 9.69
--------------------------------------------------------------------------------------------
Total return/(3)/                               1.63%    8.35%     7.39%     9.83%   (3.69)%
--------------------------------------------------------------------------------------------
Net assets, end of year (000s)                $3,072   $3,666    $4,571    $6,558   $8,821
--------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                       1.74%    2.02%     1.19%     0.98%    1.22%
 Net investment income/(2)/                     3.10     3.14      4.63      5.72     5.46
--------------------------------------------------------------------------------------------
Portfolio turnover rate                            6%      27%       57%       42%      71%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.50, $0.19 and 5.06%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

Greenwich Street Series Fund

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                       All Cap Value Fund
Class I Shares                           2003     2002/(1)/ 2001      2000     1999
----------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 2.49   $  6.10   $ 10.90   $ 12.06  $ 16.38
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)             (0.00)*   (0.02)     0.29      0.52     0.67
 Net realized and unrealized gain (loss)   0.93     (1.75)    (1.91)     1.35    (1.15)
----------------------------------------------------------------------------------------
Total income (loss) from operations        0.93     (1.77)    (1.62)     1.87    (0.48)
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       --     (0.24)    (0.44)    (0.70)   (0.77)
 Net realized gains                          --     (1.60)    (2.74)    (2.33)   (3.07)
----------------------------------------------------------------------------------------
Total distributions                          --     (1.84)    (3.18)    (3.03)   (3.84)
----------------------------------------------------------------------------------------
Net asset value, end of year             $ 3.42   $  2.49   $  6.10   $ 10.90  $ 12.06
----------------------------------------------------------------------------------------
Total return/(2)/                         37.35%   (30.65)%  (16.39)%   18.56%   (4.75)%
----------------------------------------------------------------------------------------
Net assets, end of year (000's)          $5,351   $ 4,734   $ 8,676   $14,562  $20,906
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  1.51%     1.86%     0.97%     0.91%    0.87%
 Net investment income (loss)             (0.18)    (0.44)     2.58      2.74     3.09
----------------------------------------------------------------------------------------
Portfolio turnover rate                      27%       45%       40%        0%       3%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns for all periods shown.

                                                   Greenwich Street Series Fund

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                      Aggressive Growth Fund
Class I Shares                           2003/(1)/ 2002/(1)/ 2001/(1)(2)/ 2000/(2)/ 1999/(2)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $ 13.89   $ 25.98    $ 178.99    $ 231.77  $137.41
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.19)    (0.25)      (0.50)      (2.17)   (1.82)
 Net realized and unrealized gain (loss)    5.76     (8.18)      (9.85)      66.22   125.37
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         5.57     (8.43)     (10.35)      64.05   123.55
---------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                           --     (3.66)    (142.66)    (116.83)  (29.19)
---------------------------------------------------------------------------------------------
Total Distributions                           --     (3.66)    (142.66)    (116.83)  (29.19)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $ 19.46   $ 13.89    $  25.98    $ 178.99  $231.77
---------------------------------------------------------------------------------------------
Total Return/(3)/                          40.10%   (32.65)%     (5.32)%     27.27%  107.14%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)          $11,684   $ 5,975    $ 12,745    $ 18,646  $27,067
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.56%     1.56%       1.18%       1.18%    1.30%
 Net investment loss                       (1.16)    (1.25)      (0.97)      (0.90)   (1.01)
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        3%        4%          0%        122%     113%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 7 reverse stock split which was effective on September 7, 2001.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

Greenwich Street Series Fund

For a share of beneficial interest outstanding throughout each year ended December 31:

                                     Aggressive Growth Fund
Class II Shares                           2003/(1)(2)/
-----------------------------------------------------------
Net Asset Value, Beginning of Period         $15.64
-----------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.13)
 Net realized and unrealized gain              3.84
-----------------------------------------------------------
Total Income From Operations                   3.71
-----------------------------------------------------------
Net Asset Value, End of Period               $19.35
-----------------------------------------------------------
Total Return/(3)++/                           23.72%
-----------------------------------------------------------
Net Assets, End of Period (000's)            $5,419
-----------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses                                      1.64%
 Net investment loss                          (1.25)
-----------------------------------------------------------
Portfolio Turnover Rate                           3%
-----------------------------------------------------------

(1) For the period May 12, 2003 (inception date) to December 31, 2003.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                                                   Greenwich Street Series Fund

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                      Growth & Income Fund
Class I Shares                           2003/(1)/ 2002      2001      2000     1999
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $ 3.52   $  4.90   $  7.92   $ 16.47  $ 18.47
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.01      0.00*     0.03      0.17     0.30
 Net realized and unrealized gain (loss)    1.05     (1.14)    (1.04)     0.03     1.49
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.06     (1.14)    (1.01)     0.20     1.79
----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.01)    (0.02)    (0.12)    (0.32)   (0.35)
 Net realized gains                           --     (0.22)    (1.89)    (8.43)   (3.44)
----------------------------------------------------------------------------------------
Total Distributions                        (0.01)    (0.24)    (2.01)    (8.75)   (3.79)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $ 4.57   $  3.52   $  4.90   $  7.92  $ 16.47
----------------------------------------------------------------------------------------
Total Return/(3)/                          30.16%   (23.35)%  (13.14)%    4.52%   10.66%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $9,870   $ 6,777   $11,087   $16,159  $24,338
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.27%     1.36%     0.94%     0.91%    0.80%
 Net investment income                      0.36      0.04      0.31      1.08     1.21
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       63%       46%       81%       55%      47%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 * Amounts represent less than $0.01 per share.

Greenwich Street Series Fund

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                     International Equity Fund
Class I Shares                           2003    2002/(1)/ 2001/(1)(2)/ 2000/(1)(2)/ 1999/(2)/
----------------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 6.11  $  9.11    $ 192.64      $331.20    $223.04
----------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                      (0.03)   (0.07)      (0.05)       (1.92)     (2.88)
 Net realized and unrealized gain (loss)   1.59    (1.87)     (59.15)      (53.92)    136.96
----------------------------------------------------------------------------------------------
Total income (loss) from operations        1.56    (1.94)     (59.20)      (55.84)    134.08
----------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       --       --          --        (9.44)     (0.16)
 Net realized gains                       (0.57)   (1.06)    (124.33)      (73.28)    (25.76)
----------------------------------------------------------------------------------------------
Total distributions                       (0.57)   (1.06)    (124.33)      (82.72)    (25.92)
----------------------------------------------------------------------------------------------
Net asset value, end of year             $ 7.10  $  6.11    $   9.11      $192.64    $331.20
----------------------------------------------------------------------------------------------
Total return/(3)/                         25.63%  (21.82)%    (30.80)%     (18.90)%    66.20%
----------------------------------------------------------------------------------------------
Net assets, end of year (000's)          $3,327  $ 3,282    $  5,554      $11,022    $24,370
----------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  2.60%    2.54%       1.41%        1.41%      1.33%
 Net investment loss                      (0.57)   (0.92)      (0.23)       (0.78)     (0.33)
----------------------------------------------------------------------------------------------
Portfolio turnover rate                      30%      28%          0%           1%        17%
----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

                                                   Greenwich Street Series Fund

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                   Money Market Fund
                                      2003     2002     2001     2000     1999
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------
Net investment income/(1)/              0.002    0.005    0.029    0.052    0.040
 Dividends from net investment income  (0.002)  (0.005)  (0.029)  (0.052)  (0.040)
----------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------
Total Return/(2)(4)/                     0.18%    0.52%    2.91%    5.32%    4.03%
----------------------------------------------------------------------------------
Net Assets, End of Year (000's)       $   733  $ 1,613  $ 2,806  $ 2,777  $ 4,726
----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(1)(3)/                        0.95%    1.23%    1.25%    1.22%    1.25%
 Net investment income                   0.19     0.53     2.82     5.13     3.92
----------------------------------------------------------------------------------

(1) For the Money Market Fund, the Investment Adviser and Administrator waived all or part of their fees for the years ended December 31, 2003, 2002, 2001, 2000 and 1999. The Investment Adviser also reimbursed expenses of $43,700, $29,796, $24,193, $5,374 and $7,100 for the years ended December
    31, 2003, 2002, 2001, 2000 and 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease on net investment income and the actual expense ratios would have been as follows:

                             Decreases to
                            Net Investment              Expense Ratios Without
                           Income Per Share           Waivers and Reimbursements
                  ---------------------------------- ----------------------------
Fund              2003   2002   2001   2000   1999   2003  2002  2001  2000  1999
----              ------ ------ ------ ------ ------ ----  ----  ----  ----  ----
Money Market Fund $0.043 $0.017 $0.017 $0.007 $0.005 5.36% 2.98% 2.59% 1.87% 1.74%

(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%. From time to time, the Investment Adviser may voluntarily waive additional fees and/or reimburse additional expenses to maintain a minimum yield threshold.
(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

Greenwich Street Series Fund

                                   APPENDIX

S&P 500 Index

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SBFM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to SBFM or the fund. S&P has no obligation to take the needs of SBFM or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund's shares or the timing of the issuance or sale of the fund's shares or in the determination or calculation of the equation by which fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                                   Greenwich Street Series Fund

Greenwich Street Series Fund

                            Appreciation Portfolio
                    Diversified Strategic Income Portfolio
                            Equity Index Portfolio
                          Fundamental Value Portfolio
                       Intermediate High Grade Portfolio
                 Salomon Brothers Variable All Cap Value Fund
               Salomon Brothers Variable Aggressive Growth Fund
                Salomon Brothers Variable Growth & Income Fund
              Salomon Brothers Variable International Equity Fund
                  Salomon Brothers Variable Money Market Fund

     (each, a separate investment fund of Greenwich Street Series Fund, a
                         Massachusetts business trust)

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about each fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the funds' performance during its last fiscal year or period.

The funds send one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your CGM Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about a fund that is not in this Prospectus, you should not rely upon that information. No fund is offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-6310)
L12410 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004

[GRAPHIC]


                            Appreciation Portfolio

--------------------------------------------------------------------------------



  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------

              Investments, risks and performance                2

              Management                                        8

              Shareholder Transactions                          9

              Pricing of Fund Shares                            9

              Purchases and Redemptions                        10

              Tax Consequences of Dividends and Distributions  10

              Financial Highlights                             11
              ----------------------------------------------------

The Managers:

Smith Barney Fund Management LLC (SBFM) is the manager of the fund. SBFM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SBFM selects investments for the fund.

SBFM is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance

Appreciation Portfolio

Manager                           Investment objective
SBFM is the manager               Long-term appreciation of capital.
Portfolio Manager                 Principal investment strategies
Harry D. Cohen (since 1991)       Key investments
Scott D. Glasser (since 2003)     The fund invests primarily in equity securities of U.S. companies. The fund
Mr. Cohen is the Chief Investment typically invests in medium and large capitalization companies, but may
Officer of SBFM and a managing    also invest in small capitalization companies. Equity securities include
director of CGM.                  exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights
Mr. Glasser is an investment      relating to equity securities.
officer of SBFM and a managing
director of CGM.

--------------------------------------------------------------------------------

                               Selection process

                               The manager's investment strategy consists of individual company selection and management of cash reserves. The manager looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

                               In selecting individual companies for the fund's portfolio, the manager looks for the following:

                                .Strong or rapidly improving balance sheets
                                .Recognized industry leadership
                                .Effective management teams that exhibit a
                                 desire to earn consistent returns for
                                 shareholders

                               In addition, the manager considers the following characteristics:

                                .Past growth records
                                .Future earnings prospects
                                .Technological innovation
                                .General market and economic factors
                                .Current yield or potential for dividend growth

                               Generally, companies in the fund's portfolio fall into one of the following categories:

                                .Companies with assets or earning power that
                                 are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of marked changes in the way they do business (for example, a corporate restructuring).
                                .Companies with superior demonstrated and
                                 expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

                               The manager adjusts the amount held in cash reserves depending on the manager's outlook for the stock market. The manager will increase the fund's allocation to cash when, in the manager's opinion, market valuation levels become excessive. The manager may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.




Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  The U.S. stock market declines
..  Large and medium capitalization stocks or growth stocks are temporarily out of favor
..  An adverse event depresses the value of a company's stock
.. The manager's judgment about the attractiveness, value or potential appreciation of a particular stock or about the amount to hold in cash reserves proves to be incorrect

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."



                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance for the last ten years. The table shows how the fund's average annual returns for different calendar periods compare to the return of Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"), an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 16.91% in 4th quarter 1998; Lowest: (13.45)% in 3rd quarter 2002


Total Return

The bar chart shows the fund's performance for each full calendar year for the last ten years.

Risk return bar chart

--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994    1995   1996   1997   1998   1999   2000    2001     2002     2003
------- ------ ------ ------ ------ ------ ------- ------- -------- --------
(1.12)% 28.84% 19.77% 26.39% 19.15% 13.12% (0.41)% (3.97)% (17.53)%  24.56%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
----------------------------------------------------------------------------------------------
                                          One year                     Five years   Ten years
----------------------------------------------------------------------------------------------
Appreciation Portfolio                       24.56%                          2.13%       9.83%
----------------------------------------------------------------------------------------------
S&P 500 Index*                               28.67%                         (0.57)%     11.06%
----------------------------------------------------------------------------------------------

 *Inception date of 12/03/93. Index comparison begins on December 3, 1993. **It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
----------------------------------------------------------------------------
Maximum sales charge on purchases                                        N/A
----------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                             N/A
----------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
----------------------------------------------------------------------------
   Management fees                                                     0.75%
----------------------------------------------------------------------------
   Distribution (12b-1) fees                                            None
----------------------------------------------------------------------------
   Other expenses                                                      0.02%
----------------------------------------------------------------------------
   Total annual fund operating expenses                                0.77%
----------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be           $79    $246    $428     $954
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period



Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Fixed Income Investments Although the fund intends to be fully invested in equity securities, it may invest
(limited extent)         up to 35% of its total assets in debt securities and money market instruments for cash management or other purposes.

                         Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

--------------------------------------------------------------------------------------------------------------------
                               The value of debt securities varies inversely with interest rates. This means gen-
                               erally that the value of these investments increases as interest rates fall and de-
                               creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                               rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
--------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
--------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
--------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments The fund may invest up to 10% of its net assets in securities of foreign issuers directly or in the form of American Depository Receipts, European Depository
                               Receipts or similar securities representing interests in common stock of foreign issuers.

                               An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
--------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:
                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique
--------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------
                             Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                             rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
------------------------------------------------------------------------------------------------------------------

Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Management

The manager

Smith Barney Fund Management LLC (SBFM)

SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

     ---------------------------------------------------------------------
                                                  Actual advisory fee paid
                                                  for the fiscal year
                                                  ended December 31, 2003
                                                  (as a percentage of the
                                                  fund's average daily net
     Fund                                 Manager assets)
     ---------------------------------------------------------------------
     Appreciation Portfolio                SBFM             0.55%
     ---------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

Greenwich Street Series Fund

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

                                                   Greenwich Street Series Fund

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                    Appreciation Portfolio
                                         2003    2002/(1)/ 2001/(1)/ 2000/(1)/ 1999
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $17.58  $ 21.66    $22.81    $23.39   $21.16
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                     0.14     0.13      0.18      0.27     0.13
 Net realized and unrealized gain (loss)   4.18    (3.92)    (1.09)    (0.37)    2.62
--------------------------------------------------------------------------------------
Total income (loss) from operations        4.32    (3.79)    (0.91)    (0.10)    2.75
--------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.13)   (0.29)    (0.24)    (0.17)   (0.16)
 Net realized gains                          --       --        --     (0.31)   (0.36)
--------------------------------------------------------------------------------------
Total distributions                       (0.13)   (0.29)    (0.24)    (0.48)   (0.52)
--------------------------------------------------------------------------------------
Net asset value, end of year             $21.77  $ 17.58    $21.66    $22.81   $23.39
--------------------------------------------------------------------------------------
Total return/(2)/                         24.56%  (17.53)%   (3.97)%   (0.41)%  13.12%
--------------------------------------------------------------------------------------
Net assets, end of year (millions)       $  730  $   549    $  638    $  611   $  529
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.77%    0.77%     0.77%     0.78%    0.79%
 Net investment income                     0.73     0.67      0.83      1.18     1.18
--------------------------------------------------------------------------------------
Portfolio turnover rate                      41%      71%       59%       64%      53%
--------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
                            Appreciation Portfolio

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.



(Investment Company Act file no. 811-6310)
L21694  4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004


                                   [GRAPHIC]


                    Diversified Strategic Income Portfolio

--------------------------------------------------------------------------------


  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                       10

              Shareholder Transactions                         11

              Pricing of Fund Shares                           11

              Purchases and Redemptions                        12

              Tax Consequences of Dividends and Distributions  12

              Financial Highlights                             13
              ----------------------------------------------------

The Managers:

Smith Barney Fund Management LLC (SBFM) is the manager of the fund. SBFM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SBFM selects investment for the fund, except that SBFM has engaged Citigroup Asset Management Limited (CAM Ltd.), also an affiliate of CGM and a subsidiary of Citigroup, as subadviser to select a portion of the investments for Diversified Strategic Income Portfolio.

SBFM is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance

Diversified Strategic Income Portfolio

Manager and subadviser            Investment objective

SBFM is the manager and CAM       High current income.
Ltd. is the subadviser
                                  Principal investment strategies
Portfolio Managers (since)
                                  Key investments
Peter J. Wilby (2002)
Beth A. Semmel (2002)             The fund invests generally in a globally diverse portfolio of fixed income
Roger Lavan (2002)                securities. Under normal circumstances, the fund invests primarily in bonds
David M. Zahn (2002)              and related investments. The manager has broad discretion to allocate the
Olivier Asselin (2002)            fund's assets among the following segments of the global market for fixed income securities, with no specified minimum investment in any segment:
Messrs. Wilby and Lavan and Ms.
Semmel are investment officers of .U.S. government obligations
SBFM and managing directors of    .Investment and non-investment grade U.S. and foreign corporate debt
SaBAM. Mr. Zahn is a Vice         .Mortgage and asset backed securities
President of CGM and Mr. Asselin  .Investment and non-investment grade sovereign debt, including, without
is a managing director of CAM       limit, issuers in emerging markets
Ltd.
                                  Allocation:  The manager allocates and reallocates the fund's assets from time to time among the types of fixed income securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type.

                                  Maturity:  The fund will invest primarily in intermediate-term securities.
                                  As a result, the effective duration of the fund's portfolio is normally expected to be between three and seven years.

                                  Credit quality:  Up to 50% of the fund's assets may be invested in U.S. or foreign securities rated below investment grade by a recognized rating agency or, if unrated, of equivalent quality as determined by the manager.
                                  Below investment grade securities are commonly referred to as "junk bonds." The fund may invest up to 20% of its total assets in emerging market debt rated below investment grade.

--------------------------------------------------------------------------------

                               Selection process

                               The manager uses a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and its own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the fund's assets among various segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's portfolio.

Greenwich Street Series Fund

Government and mortgage- and asset-backed securities
In selecting government and mortgage- and asset-backed securities, the manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

..  Emphasizes those sectors and maturities that seem to be most undervalued or appropriate based on the manager's economic and interest rate outlook
.. Monitors the yield spreads between U.S. Treasury and government agency or instrumentality securities and purchases agency and instrumentality securities when their additional yield justifies their additional risk
.. Uses research to uncover inefficient sectors of the government and mortgage- and asset-backed markets and adjusts portfolio positions to take advantage of new information
.. Measures the potential impact of supply/demand imbalances, changes in the relative yields for securities with different maturities, and changing prepayment patterns to identify individual securities that balance potential return and risk

Foreign government debt
In selecting foreign government debt, the subadviser considers and compares the relative yields of various foreign government obligations. The subadviser diversifies this portion of the portfolio by spreading assets among countries and regions. The subadviser also may attempt to preserve the U.S. dollar value of securities by using currency derivatives to hedge foreign currency exposure. The subadviser looks for:

..  Economic and political conditions within the issuer's country
..  Overall and external debt levels and debt services ratios
..  Access to capital markets
..  Debt service payment history

U.S. and foreign corporate debt securities
In selecting U.S. and foreign corporate debt securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit or demonstrate a potential for higher ratings over time. The manager considers the issuer's:

..  Financial condition
..  Sensitivity to economic conditions and trends
..  Operating history
..  Experience and track record of management

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.

Below investment grade corporate fixed income securities
In selecting below investment grade corporate securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The manager looks for:

..  "Fallen angels" or companies that are repositioning in the marketplace and which the manager believes are temporarily undervalued
.. Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

Both the manager and the subadviser also employ an active sell strategy to dispose of securities that no longer meet the manager's or the subadviser's investment criteria.

                                                   Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money in the fund, or the fund's performance could fall below other investments, if:

..  Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio
.. As interest rates decline, the issuers of securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities
.. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities
.. The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is higher for below investment grade bonds, as described below
.. Foreign government bond investments lose their value because of an increase in market interest rates in one or more regions, a decline in a government's credit rating or financial condition, or a default by a government
..  Adverse governmental action or political, economic or market instability affects a foreign country or region
..  An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
.. The manager's or subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the proper allocation among types of investments, proves to be incorrect

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in their market values.

Many foreign countries in which the fund may invest have less liquid and more volatile markets than in the U.S. In some of these foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in equities, fixed income securities, foreign securities, emerging markets securities and derivatives. The risks are more fully described in "More on the fund's investments."

Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of an unmanaged, blended index consisting of three broad-based components: ("Blended Index") Merrill Lynch GNMA Master Index (35%), Merrill Lynch Global Bond Index (35%) and Merrill Lynch High Yield Master II Index (30%) and the Lehman Brother U.S. Aggregate Index (Lehman Index) represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 4.80% in 2nd quarter 2003; Lowest: (2.29)% in 1st quarter 1994

Total Return
The bar chart shows the fund's performance for each full calendar year for the last ten years.

Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994     1995    1996   1997   1998   1999   2000   2001    2002   2003
-------  ------  ------  -----  -----  -----  -----  -----  -----  ------
(2.81)%  16.18%  11.16%  8.14%  6.41%  1.72%  2.80%  3.17%  4.84%  11.73%

                        Calendar years ended December 31

Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Blended Index and Lehman Brothers Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the
periods ended December 31, 2003)
-------------------------------------------------------------------------
                                         One year  Five years  Ten years
-------------------------------------------------------------------------
Diversified Strategic Income Portfolio      11.73%       4.79%      6.20%
-------------------------------------------------------------------------
Blended Index*                              11.68%       6.54%      7.49%
-------------------------------------------------------------------------
Lehman Index*#                               4.10%       6.62%      6.95%
-------------------------------------------------------------------------

 *It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
 #Effective April 29, 2004, the fund changed its performance benchmark to the Lehman Index. Management determined that the Lehman Index, rather than the Blended Index, was a more appropriate index reflecting more closely the composition of the fund's securities.

Fee Table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
----------------------------------------------------------------------------
Maximum sales charge on purchases                                        N/A
----------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                             N/A
----------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
----------------------------------------------------------------------------
   Management fees                                                     0.65%
----------------------------------------------------------------------------
   Distribution (12b-1) fees                                            None
----------------------------------------------------------------------------
   Other expenses                                                      0.11%
----------------------------------------------------------------------------
   Total annual fund operating expenses                                0.76%
----------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------
                                                                             5

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be           $78    $243    $422     $942
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period


                                                   Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy. The fund may invest in all of the following, as described in this prospectus, and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Although the fund invests primarily in fixed income securities, it may invest up to 20% of its assets in common stock and other equity-related securities, includ-
                         ing convertible securities, preferred stock, warrants and rights. The portion of the fund's portfolio invested in corporate debt securities normally includes non-
                         convertible preferred stocks.

                         Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

-----------------------------------------------------------------------------
  The fund may invest in asset-backed securities. Asset-backed securities repre-sent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other cate-gories of receivables.

  The fund may invest in zero coupon bonds. These are bonds issued at a dis-count from face value because no interest payments are made until maturity. Although these securities lock in a rate of return to maturity, they may be sub-ject to greater fluctuations in market value than securities that pay interest peri-odically.

  The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest either may be collateralized or uncollateralized and senior or sub-ordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower's capital structure or are secured with col-lateral. The fund's policy limiting its investments in illiquid securities will be applicable to corporate loans, which are also subject to the risks generally asso-ciated with investments in illiquid securities.

  The fund may engage in forward roll transactions, in which the fund sells a mortgage security, while simultaneously agreeing to repurchase a similar secu-rity from the same party at a fixed price. These transactions involve risks that the market value will decline below the repurchase price or that the other party will default.

  The fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obli-gations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obliga-tions are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are sub-ject to certain sovereign risks.

  Up to 20% of the fund's total assets may be invested in cash and money market instruments at any time. This restriction excludes amounts held in cash or money market funds to pay for securities purchased.
-----------------------------------------------------------------------------

  Credit quality of fixed income securities

  If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-----------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

-------------------------------------------------------------------------------------------------------------------
                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
-------------------------------------------------------------------------------------------------------------------

                               Lower-quality fixed income securities

                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuer of the security). Like other fixed income securities, the value of high-yield secu-
                               rities will also fluctuate as interest rates change.
-------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risk in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Emerging Market Investments    Emerging markets offer the potential of significant gains; but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerg-
                               ing markets.
-------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique
                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

----------------------------------------------------------------------------------------------------------------
Other Risk Factors
----------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or security selected, may fail to have the desired effect. For example, stocks believed to show potential for capital growth may not achieve that growth. Strategies or in-
                             struments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in shorter-term debt, including money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
----------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
----------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Management

The managers

Smith Barney Fund Management LLC (SBFM)
Citigroup Asset Management Limited (CAM Ltd.) (Subadviser for Diversified Strategic Income Portfolio)

SBFM is located at 399 Park Avenue, New York, New York 10022. CAM Ltd is located at Citigroup Centre, Canada Square, Canary Wharf, London, E145LB United Kingdom, SBFM and CAM Ltd are wholly owned subsidiaries of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

    -----------------------------------------------------------------------
                                                   Actual advisory fee paid
                                                   for the fiscal year
                                                   ended December 31, 2003
                                                   (as a percentage of the
                                                   fund's average daily net
    Fund                                   Manager assets)
    -----------------------------------------------------------------------
    Diversified Strategic Income Portfolio  SBFM            0.45%
    -----------------------------------------------------------------------

In March 2003, Smith Barney Global Capital Management Inc. assigned the sub-investment advisory agreement of Diversified Strategic Income Portfolio to its affiliate, CAM Ltd. CAM Ltd., as subadviser to the Diversified Strategic Income Portfolio, is paid a fee by SBFM at the annual percentage of 0.15% of the value of the fund's average daily net assets.

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Greenwich Street Series Fund

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

                                                   Greenwich Street Series Fund

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                            Diversified Strategic Income Portfolio
                                         2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.69   $  9.13   $  9.70   $ 10.44   $ 10.90
------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.52      0.53      0.65      0.73      0.73
 Net realized and unrealized gain (loss)    0.50     (0.11)    (0.36)    (0.45)    (0.55)
------------------------------------------------------------------------------------------
Total income from operations                1.02      0.42      0.29      0.28      0.18
------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.56)    (0.86)    (0.86)    (1.02)    (0.51)
 Net realized gains                           --        --        --        --     (0.13)
------------------------------------------------------------------------------------------
Total distributions                        (0.56)    (0.86)    (0.86)    (1.02)    (0.64)
------------------------------------------------------------------------------------------
Net asset value, end of year             $  9.15   $  8.69   $  9.13   $  9.70   $ 10.44
------------------------------------------------------------------------------------------
Total return/(2)/                          11.73%     4.84%     3.17%     2.80%     1.72%
------------------------------------------------------------------------------------------
Net assets, end of year (000's)          $94,572   $78,009   $79,399   $70,142   $74,035
------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.76%     0.87%     0.76%     0.78%     0.78%
 Net investment income                      5.73      5.82      6.86      7.40      6.88
------------------------------------------------------------------------------------------
Portfolio turnover rate                       54%*     149%      118%      102%      111%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
* Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 256%.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
                    Diversified Strategic Income Portfolio

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-6310)
L22804 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004
[GRAPHIC]

                            Equity Index Portfolio

--------------------------------------------------------------------------------


                                Class I Shares

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        7

              Shareholder Transactions                          8

              Pricing of Fund Shares                            8

              Purchases and Redemptions                         9

              Tax Consequences of Dividends and Distributions   9

              Financial Highlights                             10

              Appendix                                         11
              ----------------------------------------------------

The Manager:

Travelers Investment Management Company (TIMCO) is the manager of the fund. TIMCO is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

TIMCO selects investments for the fund.

Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance


Equity Index Portfolio

Manager                          Investment objective
TIMCO is the manager             Investment results that, before expenses, correspond to the price and yield
Portfolio Manager                performance of the S&P 500 Index. The fund will hold substantially all of
Sandip A. Bhagat (since 1994)    the stocks in the S&P 500 Index, with comparable economic sector
Mr. Bhagat is an investment      weightings, market capitalization and liquidity.
officer of SBFM and president of Principal investment strategies
TIMCO.                           Key investments

                                 Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the S&P 500
                                 Index.

                                 The fund invests at least 90% of its assets in common stocks included in the
                                 S&P 500 Index. The fund holds stocks of substantially all of the companies in the S&P 500 Index, including those companies headquartered outside the
                                 U.S. The fund may purchase stock index futures and related options to hedge any cash reserves in anticipation of purchasing additional stocks at a later date.

--------------------------------------------------------------------------------

                               Selection process

                               The fund is managed as a pure index fund. This means the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the composition of the S&P 500 Index as closely as possible by adjusting the fund's portfolio as necessary. With the exception of a portion of the assets held in cash and liquid securities to meet redemptions, the fund intends to be fully invested in common stocks.

                               The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The index is market-value-weighted, so the larger of the 500 companies have a bigger impact on the performance of the index.

                               The fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size of cash flows into and out of the fund. The fund will make investment changes to accommodate these cash flows and to maximize the similarity of the fund's assets to those of the S&P 500 Index.

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

..  The S&P 500 Index declines, or performs poorly relative to other U.S. equity indices or individual stocks
.. An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the S&P 500 Index
.. The stocks of companies which comprise the S&P 500 Index fall out of favor with investors

Because the fund is an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks comprising the S&P 500 Index or to adjust their relative weightings.

Although the manager seeks to replicate the performance of the S&P 500 Index, the fund may underperform the index because:

..  The fund incurs brokerage commissions and other expenses that do not apply to the S&P 500 Index
..  The performance of the fund's futures positions may not match that of the
   S&P 500 Index
.. The prices of S&P 500 Index stocks may rise after the close of the stock market and before the fund can invest cash from fund share purchases in these stocks

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."


                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance for the last ten years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.
Quarterly returns: Highest: 21.47% in 4th quarter 1998; Lowest: (17.16)% in 3rd quarter 2002

Total Return
The bar chart shows the Class I shares' performance for each full calendar year for the last ten years.
"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by SBFM. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.
For additional information, please see the Appendix or the SAI
Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

1994   1995   1996   1997   1998   1999   2000     2001     2002     2003
----- ------ ------ ------ ------ ------ ------- -------- -------- --------
0.85% 35.81% 21.68% 32.16% 28.46% 20.68% (9.09)% (12.12)% (22.17)%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
---------------------------------------------------------------------------------
                                     One year        Five years        Ten years
---------------------------------------------------------------------------------
Equity Index Portfolio Class I          28.11%            (0.79)%          10.52%
---------------------------------------------------------------------------------
S&P 500 Index*                          28.67%            (0.57)%          11.06%
---------------------------------------------------------------------------------

 *It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee Table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class I
------------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A
------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A
------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
------------------------------------------------------------------------------
   Management fees                                                      0.31%
------------------------------------------------------------------------------
   Distribution (12b-1) fees                                             None
------------------------------------------------------------------------------
   Other expenses                                                       0.03%
------------------------------------------------------------------------------
   Total annual fund operating expenses                                 0.34%
------------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class I                     $35    $109    $191     $431
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a
                   sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period



Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

                         The fund may invest up to 5% of its assets in equity securities not included in the S&P 500 Index to help approximate the return of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes),
(limited extent)         mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

--------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
--------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
--------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:
                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
--------------------------------------------------------------------------------------------------------------------

Other Risk Factors
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position   The fund may depart from principal investment strategies in response to ad-
                               verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                               cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

Investment Policies            Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the Fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
--------------------------------------------------------------------------------------------------------------------

80% Investment Policy          The fund will notify shareholders at least 60 days' prior to changing its 80% in-
                               vestment policy.
--------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

Management

The manager

Travelers Investment Management Company (TIMCO)

TIMCO is located at 100 First Stamford Place, Stamford, CT 06902. TIMCO is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

            -------------------------------------------------------
                                           Actual advisory fee paid
                                           for the fiscal year
                                           ended December 31, 2003
                                           (as a percentage of the
                                           fund's average daily net
            Fund                   Manager assets)
            -------------------------------------------------------
            Equity Index Portfolio  TIMCO            0.25%
            -------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. SBFM is located at 399 Park Avenue, New York, New York 10022. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. However, for the Equity Index Portfolio, SBFM receives a fee equal on an annual basis to 0.06% of the value of the fund's average daily net assets. The fee waivers may be modified or discontinued at any time.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was

                                                   Greenwich Street Series Fund
later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Greenwich Street Series Fund

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                                                   Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                         Equity Index Portfolio
Class I Shares                           2003/(1)/   2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year       $    21.41  $  28.21   $  32.40   $  35.86   $  29.99
-----------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(2)/                    0.34      0.32       0.34       0.36       0.39
 Net realized and unrealized gain (loss)       5.68     (6.57)     (4.26)     (3.61)      5.77
-----------------------------------------------------------------------------------------------
Total income (loss) from operations            6.02     (6.25)     (3.92)     (3.25)      6.16
-----------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        (0.32)    (0.55)     (0.27)     (0.19)     (0.12)
 Net realized gains                              --        --         --      (0.02)     (0.17)
-----------------------------------------------------------------------------------------------
Total distributions                           (0.32)    (0.55)     (0.27)     (0.21)     (0.29)
-----------------------------------------------------------------------------------------------
Net asset value, end of year             $    27.11  $  21.41   $  28.21   $  32.40   $  35.86
-----------------------------------------------------------------------------------------------
Total return/(3)(4)/                          28.11%   (22.17)%   (12.12)%    (9.09)%    20.68%
-----------------------------------------------------------------------------------------------
Net assets, end of year (millions)       $1,217,796  $830,854   $897,035   $819,913   $654,514
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(2)(5)/                              0.34%     0.31%      0.23%      0.23%      0.28%
 Net investment income                         1.44      1.32       1.17       1.03       1.20
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                           0%        2%         2%         2%         3%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 24, 2002, the shareholders of the Equity Index Portfolio approved a new investment advisory agreement with TIMCO. The new investment advisory fee is 0.25% of the average daily net assets of the Fund.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns for all periods shown.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment adviser will reimburse fees for the amount that exceeds the limitation. The Investment Adviser eliminated the voluntary expense limitations as of June 24, 2002.

Greenwich Street Series Fund

                                   APPENDIX

S&P 500 Index

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SBFM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to SBFM or the fund. S&P has no obligation to take the needs of SBFM or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund's shares or the timing of the issuance or sale of the fund's shares or in the determination or calculation of the equation by which fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
                            Equity Index Portfolio
                                Class I Shares

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your CGM Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-6310)
L21691 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004

[GRAPHIC OF gradient blend]


                            Equity Index Portfolio

--------------------------------------------------------------------------------


                                Class II Shares

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        7

              Shareholder Transactions                          8

              Pricing of Fund Shares                            8

              Purchases and Redemptions                         9

              Tax Consequences of Dividends and Distributions   9

              Financial Highlights                             10

              Appendix                                         11
              ----------------------------------------------------

The Manager:

Travelers Investment Management Company (TIMCO) is the manager of the fund. TIMCO is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

TIMCO selects investments for the fund.

Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance


Equity Index Portfolio

Manager                          Investment objective
TIMCO is the manager             Investment results that, before expenses, correspond to the price and yield
Portfolio Manager                performance of the S&P 500 Index. The fund will hold substantially all of
Sandip A. Bhagat (since 1994)    the stocks in the S&P 500 Index, with comparable economic sector
Mr. Bhagat is an investment      weightings, market capitalization and liquidity.
officer of SBFM and president of Principal investment strategies
TIMCO.                           Key investments

                                 Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the S&P 500
                                 Index.

                                 The fund invests at least 90% of its assets in common stocks included in the
                                 S&P 500 Index. The fund holds stocks of substantially all of the companies in the S&P 500 Index, including those companies headquartered outside the
                                 U.S. The fund may purchase stock index futures and related options to hedge any cash reserves in anticipation of purchasing additional stocks at a later date.

--------------------------------------------------------------------------------

                               Selection process

                               The fund is managed as a pure index fund. This means the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the composition of the S&P 500 Index as closely as possible by adjusting the fund's portfolio as necessary. With the exception of a portion of the assets held in cash and liquid securities to meet redemptions, the fund intends to be fully invested in common stocks.

                               The S&P 500 Index is one of the mostly widely used benchmarks of U.S. equity performance. The index is unmanaged and consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The index is market-value-weighted, so the larger of the 500 companies have a bigger impact on the performance of the index.

                               The fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size of cash flows into and out of the fund. The fund will make investment changes to accommodate these cash flows and to maximize the similarity of the fund's assets to those of the S&P 500 Index.

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

..  The S&P 500 Index declines, or performs poorly relative to other U.S. equity indices or individual stocks
.. An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the S&P 500 Index
.. The stocks of companies which comprise the S&P 500 Index fall out of favor with investors

Because the fund is an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks comprising the S&P 500 Index or to adjust their relative weightings.

Although the manager seeks to replicate the performance of the S&P 500 Index, the fund may underperform the index because:

..  The fund incurs brokerage commissions and other expenses that do not apply to the S&P 500 Index
..  The performance of the fund's futures positions may not match that of the
   S&P 500 Index
.. The prices of S&P 500 Index stocks may rise after the close of the stock market and before the fund can invest cash from fund share purchases in these stocks

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."


                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance for the last ten years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.
Quarterly returns: Highest: 21.47% in 4th quarter 1998; Lowest: (17.16)% in 3rd quarter 2002

Total Return
The bar chart shows the Class II shares' performance for each full calendar year for the last four years.
"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by SBFM. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.
For additional information, please see the Appendix or the SAI
Risk return bar chart
--------------------------------------------------------------------------------

                                    [CHART]

                                 % Total Return

 2000     2001     2002     2003
------- -------- -------- --------
(9.32)% (12.36)% (22.37)%  27.74%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
-----------------------------------------------------------------------------------------
                                      One year        Five years       Since Inception*
-----------------------------------------------------------------------------------------
Equity Index Portfolio Class II          27.74%               --                  (2.22)%
-----------------------------------------------------------------------------------------
S&P 500 Index**                          28.67%               --                  (1.77)%
-----------------------------------------------------------------------------------------

 *Inception date of 3/22/99. Index comparison begins on 3/22/99.
**It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee Table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class II
-------------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A
-------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A
-------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
-------------------------------------------------------------------------------
   Management fees                                                      0.31%
-------------------------------------------------------------------------------
   Distribution (12b-1) fees                                            0.25%
-------------------------------------------------------------------------------
   Other expenses                                                       0.04%
-------------------------------------------------------------------------------
   Total annual fund operating expenses                                 0.60%
-------------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class II                    $61    $192    $335     $750
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a
                   sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period



Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

                         The fund may invest up to 5% of its assets in equity securities not included in the S&P 500 Index to help approximate the return of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes),
(limited extent)         mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

--------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
--------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
--------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:
                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
--------------------------------------------------------------------------------------------------------------------

Other Risk Factors
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position   The fund may depart from principal investment strategies in response to ad-
                               verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                               cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

Investment Policies            Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the Fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
--------------------------------------------------------------------------------------------------------------------

80% Investment Policy          The fund will notify shareholders at least 60 days' prior to changing its 80% in-
                               vestment policy.
--------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

Management

The manager

Travelers Investment Management Company (TIMCO)

TIMCO is located at 100 First Stamford Place, Stamford, CT 06902.

TIMCO is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

            -------------------------------------------------------
                                           Actual advisory fee paid
                                           for the fiscal year
                                           ended December 31, 2003
                                           (as a percentage of the
                                           fund's average daily net
            Fund                   Manager assets)
            -------------------------------------------------------
            Equity Index Portfolio  TIMCO            0.25%
            -------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022. However, for the Equity Index Portfolio, SBFM receives a fee equal on an annual basis to 0.06% of the value of the fund's average daily net assets. The fee waivers may be modified or discontinued at any time.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

                                                   Greenwich Street Series Fund

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Distribution Plan

The Equity Index Portfolio has adopted a Rule 12b-1 distribution plan for its Class II shares. Under the plan, the fund pays a distribution fee of 0.25% of the daily net assets of Class II shares. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements. The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio

Greenwich Street Series Fund
securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                                                   Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                        Equity Index Portfolio
Class II Shares                          2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
---------------------------------------------------------------------------------------------
Net asset value, beginning of year       $  21.43  $ 28.17   $ 32.36   $ 35.81     $ 31.71
---------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                       0.28     0.24      0.27      0.26        0.24
 Net realized and unrealized gain (loss)     5.66    (6.54)    (4.26)    (3.59)       4.15
---------------------------------------------------------------------------------------------
Total income (loss) from operations          5.94    (6.30)    (3.99)    (3.33)       4.39
---------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                      (0.24)   (0.44)    (0.20)    (0.10)      (0.12)
 Net realized gains                            --       --        --     (0.02)      (0.17)
---------------------------------------------------------------------------------------------
Total distributions                         (0.24)   (0.44)    (0.20)    (0.12)      (0.29)
---------------------------------------------------------------------------------------------
Net asset value, end of year             $  27.13  $ 21.43   $ 28.17   $ 32.36     $ 35.81
---------------------------------------------------------------------------------------------
Total return/(3)/                           27.74%  (22.37)%  (12.36)%   (9.32)%     13.96%++
---------------------------------------------------------------------------------------------
Net assets, end of year (000's)          $132,302  $85,807   $96,518   $71,508     $27,372
---------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                    0.60%    0.56%     0.49%     0.50%       0.51%+
 Net investment income                       1.18     0.97      0.91      0.76       0.93+
---------------------------------------------------------------------------------------------
Portfolio turnover rate                         0%       2%        2%        2%          3%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period March 22, 1999 (inception date) to December 31, 1999.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns for all periods shown.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

Greenwich Street Series Fund

                                   APPENDIX

S&P 500 Index

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SBFM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to SBFM or the fund. S&P has no obligation to take the needs of SBFM or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund's shares or the timing of the issuance or sale of the fund's shares or in the determination or calculation of the equation by which fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
                            Equity Index Portfolio
                                Class II Shares

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your CGM Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-6310)
L21692 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004


                                   [GRAPHIC]


                          Fundamental Value Portfolio

--------------------------------------------------------------------------------



  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        8

              Shareholder Transactions                          9

              Pricing of Fund Shares                            9

              Purchases and Redemptions                        10

              Tax Consequences of Dividends and Distributions  10

              Financial Highlights                             11
              ----------------------------------------------------

The Manager:

Smith Barney Fund Management LLC (SBFM), is the manager of the fund. SBFM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SBFM selects investments for the fund.

SBFM is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance

Fundamental Value Portfolio

Manager                            Investment objective
SBFM is the manager
Portfolio Manager                  Long-term capital growth. Current income is a secondary consideration.
John G. Goode (since 1993)         Principal investment strategies
Mr. Goode is an investment officer Key investments
of SBFM and chairman and chief     The fund invests primarily in common stocks and common stock investment officer of Davis Skaggs equivalents of companies the manager believes are undervalued in the
Investment Management, a           marketplace. While the manager selects investments primarily for their
division of SBFM.                  capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.
                                   The fund may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. Up to 10% of the fund's assets may be invested in below investment grade bonds
                                   (commonly known as "junk bonds").

--------------------------------------------------------------------------------

                               Selection process

                               The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

                               When evaluating an individual stock, the manager looks for:

                              .  Low market valuations measured by the
                                 manager's valuation models

                              . Positive changes in earnings prospects because of factors such as:

                                .  New, improved or unique products and services

                                . New or rapidly expanding markets for the company's products

                                .  New management

                                .  Changes in the economic, financial,
                                   regulatory or political environment
                                   particularly affecting the company

                                . Effective research, product development and marketing

                                . A business strategy not yet recognized by the marketplace

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Stock prices decline generally
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
..  An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock
.. The markets strongly favor growth stocks over stocks with value characteristics

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

Compared to large companies, small and medium capitalization companies are more likely to have:

..  More limited product lines
..  Fewer capital resources
..  More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

..  Experience sharper swings in market values
.. Be harder to sell at times and at prices the manager believes appropriate .. Offer greater potential for gains and losses

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payments of principal or interest.

While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."

                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for each full year since inception. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 20.88% in 2nd quarter 2003; Lowest: (20.75)% in 3rd quarter 2002.

Total Return
The bar chart shows the fund's performance for each full calendar year since inception.

Risk return bar chart
--------------------------------------------------------------------------------
                                     [CHART]

                                 % Total Return

1994    1995    1996    1997   1998    1999    2000    2001      2002     2003
-----  ------  ------  ------  -----  ------  ------  -------  -------- -------
7.40%  25.04%  25.33%  16.84%  4.97%  22.02%  20.47%  (5.27)%  (21.30)%  38.64%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the
periods ended December 31, 2003)
----------------------------------------------------------------------
                                     One year  Five years   Ten years
----------------------------------------------------------------------
Fundamental Value Portfolio             38.64%       8.73%      12.34%
----------------------------------------------------------------------
S&P 500 Index*                          28.67%      (0.57)%     11.06%
----------------------------------------------------------------------

* Itis not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee Table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
----------------------------------------------------------------------------
Maximum sales charge on purchases                                        N/A
----------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                             N/A
----------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
----------------------------------------------------------------------------
   Management fees                                                     0.75%
----------------------------------------------------------------------------
   Distribution (12b-1) fees                                            None
----------------------------------------------------------------------------
   Other expenses                                                      0.02%
----------------------------------------------------------------------------
   Total annual fund operating expenses                                0.77%
----------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares         1 year 3 years 5 years 10 years
-----------------------------------------------------------------------------
Your costs would be                            $79    $246    $428     $954
-----------------------------------------------------------------------------

The example assumes:
               .  You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               .  Your investment has a 5% return each year
               .  Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.
                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

                               Credit quality of fixed income securities

                               If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-------------------------------------------------------------------------------------------------------------------
                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
-------------------------------------------------------------------------------------------------------------------
                               Lower-quality fixed income securities

                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuer of the security). Like other fixed income securities, the value of high-yield secu-
                               rities will also fluctuate as interest rates change.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------
Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique
-------------------------------------------------------------------------------------------------------------------
                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------

Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Management

The manager

Smith Barney Fund Management LLC (SBFM)

SBFM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

          ------------------------------------------------------------
                                              Actual advisory fee paid
                                              for the fiscal year
                                              ended December 31, 2003
                                              (as a percentage of the
                                              fund's average daily net
          Fund                        Manager assets)
          ------------------------------------------------------------
          Fundamental Value Portfolio  SBFM             0.55%
          ------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022. The fee waivers may be modified or discontinued at any time.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

Greenwich Street Series Fund

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

                                                   Greenwich Street Series Fund

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                Fundamental Value Portfolio
                                         2003    2002/(1)/ 2001     2000    1999
-----------------------------------------------------------------------------------
Net asset value, beginning of year       $14.56  $ 19.08   $22.55   $20.14  $17.55
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                     0.11     0.11     0.08     0.20    0.42
 Net realized and unrealized gain (loss)   5.51    (4.16)   (1.22)    3.73    3.37
-----------------------------------------------------------------------------------
Total income (loss) from operations        5.62    (4.05)   (1.14)    3.93    3.79
-----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.10)   (0.18)   (0.15)   (0.39)  (0.48)
 Net realized gains                          --    (0.29)   (2.18)   (1.13)  (0.72)
-----------------------------------------------------------------------------------
Total distributions                       (0.10)   (0.47)   (2.33)   (1.52)  (1.20)
-----------------------------------------------------------------------------------
Net asset value, end of year             $20.08  $ 14.56   $19.08   $22.55  $20.14
-----------------------------------------------------------------------------------
Total return/(2)/                         38.64%  (21.30)%  (5.27)%  20.47%  22.02%
-----------------------------------------------------------------------------------
Net assets, end of year (millions)       $  734  $   473   $  473   $  358  $  330
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.77%    0.78%    0.77%    0.79%   0.79%
 Net investment income                     0.71     0.68     0.64     0.83    2.07
-----------------------------------------------------------------------------------
Portfolio turnover rate                      18%      20%      32%      36%     41%
-----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
                          Fundamental Value Portfolio

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your CGM Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.



(Investment Company Act file no. 811-6310)
L21693 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004

                       Intermediate High Grade Portfolio

--------------------------------------------------------------------------------



  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        7

              Shareholder Transactions                          8

              Pricing of Fund Shares                            8

              Purchases and Redemptions                         9

              Tax Consequences of Dividends and Distributions   9

              Financial Highlights                             10
              ----------------------------------------------------

The Manager:

Smith Barney Fund Management LLC (SBFM) is the manager of the fund. SBFM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SBFM selects investments for the fund.

SBFM is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance

Intermediate High Grade Portfolio

Manager                           Investment objective
                                  As high a level of current income as is consistent with protection of capital.
SBFM is the manager.
                                  Principal investment strategies
Portfolio Manager
                                  Key investments
Eugene J. Kirkwood (since 2003)   Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in U.S.
Mr. Kirkwood is an investment     government securities and high-grade corporate bonds, and related officer of SBFM and a director of investments, of U.S. issuers. The fund may also invest up to 20% of its assets
CGM.                              in other fixed income securities.

                                  U.S. government securities include U.S. Treasury securities and mortgage-
                                  related securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S.
                                  Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

                                  Credit Quality: The fund invests primarily in high-grade bonds rated within the three highest rating categories by a nationally recognized rating organization, or, if unrated, judged by the manager to be of comparable credit quality. The fund may invest up to 20% of its assets in securities that are not high grade if they are considered investment grade.

                                  Maturity: The fund's weighted average maturity generally will be between three and 10 years, depending on the manager's outlook for interest rates.
                                  However, the fund may invest in individual securities of any maturity.

--------------------------------------------------------------------------------

                               Selection process
                               U.S. government securities
                               In selecting U.S. government securities, the manager focuses on identifying undervalued sectors and securities. Specifically, the manager:
                              .  Monitors the yield spreads between U.S.
                                 Treasury and government agency or
                                 instrumentality securities and purchases agency and instrumentality securities when their additional yield justifies their additional risk
                              . Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information
                              . Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

Greenwich Street Series Fund

Corporate bonds
In selecting high-grade corporate bonds, the manager emphasizes individual bond selection while diversifying the fund's investments across a range of issuers, industries and maturity dates. In selecting individual corporate bonds, the manager:
..  Uses fundamental credit analysis to estimate the relative value and attractiveness of various companies and bonds
.. Identifies undervalued corporate bond issues and attempts to identify bonds that may be subject to credit upgrades and avoid bonds that may be subject to credit downgrades

For both U.S. government securities and corporate bonds, the manager emphasizes those sectors and maturities that seem most undervalued based on the manager's economic and interest rate outlook. The manager buys and sells securities in order to adjust portfolio maturity. The manager also makes ongoing adjustments based on the relative values or overall investment merits of individual bonds or changes in the creditworthiness of an issuer.

Principal risks of investing in the fund

Investors could lose money in the fund, or the fund's performance could fall below other possible investments, if:

.. Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio. The fund has greater sensitivity to changes in interest rates than a fund investing in securities with shorter maturities
..  The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded
.. As interest rates decline, the issuers of mortgage-related securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities
.. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities
.. The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in the market value of these securities.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."

                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Lehman Government/Credit Bond Index ("Lehman Index"). The Lehman Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 5.78% in 2nd quarter 1995; Lowest: (2.64)% in 1st quarter 1996.

Total Return
The bar chart shows the fund's performance for each full calendar year for the last ten years.

Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994     1995   1996   1997   1998    1999    2000   2001   2002    2003
-------  ------  -----  -----  -----  -------  -----  -----  -----  ------
(3.05)%  17.76%  1.69%  8.67%  6.79%  (3.69)%  9.83%  7.39%  8.35%  1.63%

                        Calendar years ended December 31

Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lehman Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods
ended December 31, 2003)
------------------------------------------------------------------------------
                                              One year  Five years  Ten years
------------------------------------------------------------------------------
Intermediate High Grade Portfolio                 1.63%       4.58%      5.36%
------------------------------------------------------------------------------
Lehman Index*                                     4.67%       6.66%      6.98%
------------------------------------------------------------------------------

 *It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee Table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
-----------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A
-----------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A
-----------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
-----------------------------------------------------------------------------
   Management fees                                                      0.60%
-----------------------------------------------------------------------------
   Distribution (12b-1) fees                                             None
-----------------------------------------------------------------------------
   Other expenses                                                       1.14%
-----------------------------------------------------------------------------
   Total annual fund operating expenses                                 1.74%
-----------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares         1 year 3 years 5 years 10 years
-----------------------------------------------------------------------------
Your costs would be                            $177   $548    $944    $2,052
-----------------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------------------
Fixed Income Investments       Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                               Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                               nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                               strumentalities or sponsored enterprises; state and municipal governments;
                               supranational organizations; and foreign governments and their political sub-
                               divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                               The value of debt securities varies inversely with interest rates. This means gen-
                               erally that the value of these investments increases as interest rates fall and de-
                               creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                               rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                               The fund may invest in asset-backed securities. Asset-backed securities repre-
                               sent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other cate-
                               gories of receivables.

                               The fund may invest up to 10% of its assets in government stripped mortgage-
                               backed securities.
------------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to over-
                               the-counter derivative contracts.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S. secu-
                               rities, including possible political and economic instability and the possible im-
                               position of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
                               Foreign securities may be less liquid than U.S. securities.
------------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Derivatives And Hedging      Derivative contracts, such as futures and options on securities, may be used for
Techniques                   any of the following purposes:

                             . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                             . As a substitute for buying or selling securities

                             . As a cash flow management technique

                             Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                             rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
----------------------------------------------------------------------------------------------------------------
Other Risk Factors
----------------------------------------------------------------------------------------------------------------
Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or security selected, may fail to have the desired effect. For example, stocks believed to show potential for capital growth may not achieve that growth. Strategies or in-
                             struments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
----------------------------------------------------------------------------------------------------------------
Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in shorter-term debt, including money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
----------------------------------------------------------------------------------------------------------------
Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
----------------------------------------------------------------------------------------------------------------
80% Investment Policy        The fund will notify shareholders at least 60 days' prior to changing its 80% in-
                             vestment policy.
----------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

Management

The manager

Smith Barney Fund Management LLC (SBFM)

SBFM is a wholly owned subsidiaries of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

       ------------------------------------------------------------------
                                                 Actual advisory fee paid
                                                 for the fiscal year
                                                 ended December 31, 2003
                                                 (as a percentage of the
                                                 fund's average daily net
       Fund                              Manager assets)
       ------------------------------------------------------------------
       Intermediate High Grade Portfolio  SBFM             0.40%
       ------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of each fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

                                                   Greenwich Street Series Fund

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Greenwich Street Series Fund

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                                                   Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                   Intermediate High Grade Portfolio
                                              2003    2002/(1)/ 2001/(1)/ 2000/(1)/ 1999
--------------------------------------------------------------------------------------------
Net asset value, beginning of year            $ 9.24   $ 9.61    $ 9.74    $ 9.69   $10.90
--------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(2)/                     0.32     0.30      0.46      0.54     0.77
 Net realized and unrealized gain (loss)/(2)/  (0.17)    0.48      0.23      0.35    (1.17)
--------------------------------------------------------------------------------------------
Total income (loss) from operations             0.15     0.78      0.69      0.89    (0.40)
--------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                         (0.40)   (1.15)    (0.82)    (0.84)   (0.81)
--------------------------------------------------------------------------------------------
Total distributions                            (0.40)   (1.15)    (0.82)    (0.84)   (0.81)
--------------------------------------------------------------------------------------------
Net asset value, end of year                  $ 8.99   $ 9.24    $ 9.61    $ 9.74   $ 9.69
--------------------------------------------------------------------------------------------
Total return/(3)/                               1.63%    8.35%     7.39%     9.83%   (3.69)%
--------------------------------------------------------------------------------------------
Net assets, end of year (000s)                $3,072   $3,666    $4,571    $6,558   $8,821
--------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                       1.74%    2.02%     1.19%     0.98%    1.22%
 Net investment income/(2)/                     3.10     3.14      4.63      5.72     5.46
--------------------------------------------------------------------------------------------
Portfolio turnover rate                            6%      27%       57%       42%      71%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.50, $0.19 and 5.06%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

Greenwich Street Series Fund

                         Greenwich Street Series Fund
                       Intermediate High Grade Portfolio

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-6310)
L21691 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004

[GRAPHIC]


                 Salomon Brothers Variable All Cap Value Fund

--------------------------------------------------------------------------------

                                Class I Shares

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------

              Investments, risks and performance                2

              Management                                        8

              Shareholder Transactions                          9

              Pricing of Fund Shares                            9

              Purchases and Redemptions                        10

              Tax Consequences of Dividends and Distributions  10

              Financial Highlights                             11
              ----------------------------------------------------

The Manager:

Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance

Salomon Brothers Variable All Cap Value Fund

Manager                      Investment objectives
SaBAM is the manager         Primary:  Long-term growth of capital.
Portfolio Manager            Secondary:  Current income.
SaBAM uses a team management Principal investment strategies
approach.                    Key investments
                             The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.
                             The fund may invest in non-dividend paying stocks and may invest up to
                             35% of its assets in debt securities. Up to 10% of the fund's assets may be invested in below investment grade bonds (commonly known as "junk bonds").

--------------------------------------------------------------------------------

                               Selection process

                               The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

                               When evaluating an individual stock, the manager looks for:

                              .  Low market valuations measured by the
                                 manager's valuation models.
                              . Positive changes in earnings prospects because of factors such as:
                                . New, improved or unique products and services . New or rapidly expanding markets for the company's products

Greenwich Street Series Fund

..  New management
..  Changes in the economic, financial, regulatory or political environment particularly affecting the company
..  Effective research, product development and marketing
..  A business strategy not yet recognized by the marketplace

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

..  Stock prices decline generally.
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
..  An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock
.. The markets strongly favor growth stocks over stocks with value characteristics

Compared to mutual funds that focus only on large capitalization companies, the fund's share price may be more volatile because the fund also invests a significant portion of its assets in small and medium capitalization companies.

Compared to large companies, small and medium capitalization companies are more likely to have:

..  More limited product lines
..  Fewer capital resources
..  More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

..  Experience sharper swings in market values
.. Be harder to sell at times and at prices the manager believes appropriate .. Offer greater potential for gains and losses

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payments of principal or interest.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."

                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Variable Annuity Lipper Multi Cap Value Funds Peer Group Average ("Lipper Average"), an average of the reinvested performance of equity income funds which underlie variable annuities, the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization and the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 22.13% in 2nd quarter 2003 Lowest: (23.42)% in 3rd quarter 2002.

Total Return
The bar chart shows the Class I shares' performance for each full calendar year for the last ten years.
Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

  1994    1995  1996   1997   1998   1999    2000    2001     2002     2003
-------- ------ ----- ------ ------ ------- ------ -------- -------- --------
(10.14)% 32.47% 5.99% 23.52% 16.99% (4.75)% 18.56% (16.39)% (30.65)%  37.35%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------


Comparative performance
The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lipper Average, the Russell 3000 Index and the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges, which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
----------------------------------------------------------------------------------------------------------
                                       One year              Five years              Ten years
----------------------------------------------------------------------------------------------------------
All Cap Value Fund Class I                37.35%                  (2.10)%                 5.07%
----------------------------------------------------------------------------------------------------------
Lipper Average*                           31.38%                   4.12%                  8.54%
----------------------------------------------------------------------------------------------------------
Russell 3000 Index*                       31.06%                   0.37%                 10.78%
----------------------------------------------------------------------------------------------------------
S&P 500 Index*                            28.67%                  (0.57)%                11.06%
----------------------------------------------------------------------------------------------------------

*It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class I
------------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A
------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A
------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
------------------------------------------------------------------------------
   Management fees                                                      0.65%
------------------------------------------------------------------------------
   Distribution (12b-1) fees                                             None
------------------------------------------------------------------------------
   Other expenses                                                       0.86%
------------------------------------------------------------------------------
   Total annual fund operating expenses                                 1.51%
------------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class I                     $154   $477    $824    $1,802
---------------------------------------------------------------------

The example assumes
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

-------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, the fund will treat the security as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
-------------------------------------------------------------------------------------------------------------------

                               Lower-quality fixed income securities

                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security). Like other fixed income securities, the value of high-yield secu-
                               rities will also fluctuate as interest rates change.
-------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------

Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Management

The manager

Salomon Brothers Asset Management Inc. (SaBAM)

SaBAM is located at 399 Park Avenue, New York, New York 10022.

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

 -----------------------------------------------------------------------------
                                                      Actual advisory fee paid
                                                      for the fiscal year
                                                      ended December 31, 2003
                                                      (as a percentage of the
                                                      fund's average daily net
 Fund                                         Manager assets)
 -----------------------------------------------------------------------------
 Salomon Brothers Variable All Cap Value Fund  SaBAM           0.45%
 -----------------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

Greenwich Street Series Fund

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

                                                   Greenwich Street Series Fund

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                       All Cap Value Fund
Class I Shares                           2003     2002/(1)/ 2001      2000     1999
----------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 2.49   $  6.10   $ 10.90   $ 12.06  $ 16.38
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)             (0.00)*   (0.02)     0.29      0.52     0.67
 Net realized and unrealized gain (loss)   0.93     (1.75)    (1.91)     1.35    (1.15)
----------------------------------------------------------------------------------------
Total income (loss) from operations        0.93     (1.77)    (1.62)     1.87    (0.48)
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       --     (0.24)    (0.44)    (0.70)   (0.77)
 Net realized gains                          --     (1.60)    (2.74)    (2.33)   (3.07)
----------------------------------------------------------------------------------------
Total distributions                          --     (1.84)    (3.18)    (3.03)   (3.84)
----------------------------------------------------------------------------------------
Net asset value, end of year             $ 3.42   $  2.49   $  6.10   $ 10.90  $ 12.06
----------------------------------------------------------------------------------------
Total return/(2)/                         37.35%   (30.65)%  (16.39)%   18.56%   (4.75)%
----------------------------------------------------------------------------------------
Net assets, end of year (000's)          $5,351   $ 4,734   $ 8,676   $14,562  $20,906
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  1.51%     1.86%     0.97%     0.91%    0.87%
 Net investment income (loss)             (0.18)    (0.44)     2.58      2.74     3.09
----------------------------------------------------------------------------------------
Portfolio turnover rate                      27%       45%       40%        0%       3%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns for all periods shown.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund

                 Salomon Brothers Variable All Cap Value Fund
                                Class I Shares

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-6310)
FD02617 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004

[GRAPHIC]


                 Salomon Brothers Variable All Cap Value Fund

--------------------------------------------------------------------------------


                                Class II Shares

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        8

              Shareholder Transactions                          9

              Pricing of Fund Shares                            9

              Purchases and Redemptions                        10

              Tax Consequences of Dividends and Distributions  10

              Financial Highlights                             11
              ----------------------------------------------------

The Manager:

Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance

Salomon Brothers Variable All Cap Value Fund

Manager                      Investment objectives
SaBAM is the manager         Primary:  Long-term growth of capital.
Portfolio Manager            Secondary:  Current income.
SaBAM uses a team management Principal investment strategies
approach.                    Key investments
                             The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.
                             The fund may invest in non-dividend paying stocks and may invest up to
                             35% of its assets in debt securities. Up to 10% of the fund's assets may be invested in below investment grade bonds (commonly known as "junk bonds").

--------------------------------------------------------------------------------

                               Selection process

                               The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

                               When evaluating an individual stock, the manager looks for:

                              .  Low market valuations measured by the
                                 manager's valuation models.
                              . Positive changes in earnings prospects because of factors such as:
                                . New, improved or unique products and services . New or rapidly expanding markets for the company's products

Greenwich Street Series Fund

..  New management
..  Changes in the economic, financial, regulatory or political environment particularly affecting the company
..  Effective research, product development and marketing
..  A business strategy not yet recognized by the marketplace

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

..  Stock prices decline generally.
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
..  An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock
.. The markets strongly favor growth stocks over stocks with value characteristics

Compared to mutual funds that focus only on large capitalization companies, the fund's share price may be more volatile because the fund also invests a significant portion of its assets in small and medium capitalization companies.

Compared to large companies, small and medium capitalization companies are more likely to have:

..  More limited product lines
..  Fewer capital resources
..  More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

..  Experience sharper swings in market values
.. Be harder to sell at times and at prices the manager believes appropriate .. Offer greater potential for gains and losses

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payments of principal or interest.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."

                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Variable Annuity Lipper Multi Cap Value Funds Peer Group Average ("Lipper Average"), an average of the reinvested performance of equity income funds which underlie variable annuities, the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization and the S&P 500 Index, an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 22.13% in 2nd quarter 2003 Lowest: (23.42)% in 3rd quarter 2002.

Total Return
The bar chart shows the Class I shares' performance for each full calendar year for the last ten years. No Class II shares were outstanding as of the date hereof. The fund's Class II shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, since the Class II shares are subject to slightly higher expenses, the return of the Class II shares would have been lower.
Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

  1994    1995  1996   1997   1998   1999    2000    2001     2002     2003
-------- ------ ----- ------ ------ ------- ------ -------- -------- --------
(10.14)% 32.47% 5.99% 23.52% 16.99% (4.75)% 18.56% (16.39)% (30.65)%  37.35%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------


Comparative performance
The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lipper Average, the Russell 3000 Index and the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges, which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
----------------------------------------------------------------------------------------------------------
                                        One year             Five years              Ten years
----------------------------------------------------------------------------------------------------------
All Cap Value Fund Class I                 37.35%                 (2.10)%                 5.07%
----------------------------------------------------------------------------------------------------------
All Cap Value Fund Class II+                 N/A                    N/A                    N/A
----------------------------------------------------------------------------------------------------------
Lipper Average*                            26.42%                  4.12%                  8.54%
----------------------------------------------------------------------------------------------------------
Russell 3000 Index*                        31.06%                  0.37%                 10.78%
----------------------------------------------------------------------------------------------------------
S&P 500 Index*                             28.67%                 (0.57)%                11.06%
----------------------------------------------------------------------------------------------------------

 *It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
 +No Class II shares were outstanding for the periods shown.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class II*
--------------------------------------------------------------------------------
Maximum sales charge on purchases                                          N/A
--------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                               N/A
--------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
--------------------------------------------------------------------------------
   Management fees                                                       0.65%
--------------------------------------------------------------------------------
   Distribution (12b-1) fees                                             0.25%
--------------------------------------------------------------------------------
   Other expenses                                                        0.86%
--------------------------------------------------------------------------------
   Total annual fund operating expenses                                  1.76%
--------------------------------------------------------------------------------

 *Total annual fund operating expenses have been estimated for Class II shares since none were outstanding during the last fiscal year.

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class II                    $179   $554    $954    $2,073
---------------------------------------------------------------------

The example assumes
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the Fund's Investments

Investments and practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------

Fixed income investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

-------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, the fund will treat the security as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
-------------------------------------------------------------------------------------------------------------------

                               Lower-quality fixed income securities

                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security). Like other fixed income securities, the value of high-yield secu-
                               rities will also fluctuate as interest rates change.
-------------------------------------------------------------------------------------------------------------------

Foreign securities investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Derivatives and hedging        Derivative contracts, such as futures and options on securities, may be used for
techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------

Other risk factors
------------------------------------------------------------------------------------------------------------------

Portfolio risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary defensive position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------

Portfolio turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Management

The manager

Salomon Brothers Asset Management Inc. (SaBAM)

SaBAM is located at 399 Park Avenue, New York, New York 10022.

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

 -----------------------------------------------------------------------------
                                                      Actual advisory fee paid
                                                      for the fiscal year
                                                      ended December 31, 2003
                                                      (as a percentage of the
                                                      fund's average daily net
 Fund                                         Manager assets)
 -----------------------------------------------------------------------------
 Salomon Brothers Variable All Cap Value Fund  SaBAM           0.45%
 -----------------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

Greenwich Street Series Fund

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Distribution plan

The fund has adopted a Rule 12b-1 distribution plan for its Class II shares. Under the plan, the fund pays a distribution fee of 0.25% of the daily net assets of Class II shares. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements. The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE

                                                   Greenwich Street Series Fund

(normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). No Class II shares were outstanding at the end of the fiscal year. The information in the following tables is related to the fund's Class I shares. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions. No information is presented for Class II Shares of the SBV Funds because no shares were outstanding during these fiscal years.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                       All Cap Value Fund
Class I Shares                           2003     2002/(1)/ 2001      2000     1999
----------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 2.49   $  6.10   $ 10.90   $ 12.06  $ 16.38
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)             (0.00)*   (0.02)     0.29      0.52     0.67
 Net realized and unrealized gain (loss)   0.93     (1.75)    (1.91)     1.35    (1.15)
----------------------------------------------------------------------------------------
Total income (loss) from operations        0.93     (1.77)    (1.62)     1.87    (0.48)
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       --     (0.24)    (0.44)    (0.70)   (0.77)
 Net realized gains                          --     (1.60)    (2.74)    (2.33)   (3.07)
----------------------------------------------------------------------------------------
Total distributions                          --     (1.84)    (3.18)    (3.03)   (3.84)
----------------------------------------------------------------------------------------
Net asset value, end of year             $ 3.42   $  2.49   $  6.10   $ 10.90  $ 12.06
----------------------------------------------------------------------------------------
Total return/(2)/                         37.35%   (30.65)%  (16.39)%   18.56%   (4.75)%
----------------------------------------------------------------------------------------
Net assets, end of year (000's)          $5,351   $ 4,734   $ 8,676   $14,562  $20,906
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  1.51%     1.86%     0.97%     0.91%    0.87%
 Net investment income (loss)             (0.18)    (0.44)     2.58      2.74     3.09
----------------------------------------------------------------------------------------
Portfolio turnover rate                      27%       45%       40%        0%       3%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns for all periods shown.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
                 Salomon Brothers Variable All Cap Value Fund
                                Class II Shares

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.



(Investment Company Act file no. 811-6310)
FD02617 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004


                                   [GRAPHIC]


               Salomon Brothers Variable Aggressive Growth Fund
           (formerly Salomon Brothers Variable Emerging Growth Fund)

--------------------------------------------------------------------------------

                                Class I Shares

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        8

              Shareholder Transactions                          9

              Pricing of Fund Shares                            9

              Purchases and Redemptions                        10

              Tax Consequences of Dividends and Distributions  10

              Financial Highlights                             11
              ----------------------------------------------------

The Manager:

Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (SBFM) SBFM is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable Aggressive Growth Fund

Manager                         Investment objective
SaBAM is the manager            Capital appreciation.
Portfolio Manager               Principal investment strategies
SaBAM uses a team management    Key investments
approach, with Richard Freeman  The fund invests primarily in common stocks of companies that the
leading the team.               manager believes are experiencing, or will experience, growth in earnings and/or cash flow that exceeds the average rate of earnings growth of the
Mr. Freeman is an investment    companies that comprise the S&P 500 Index. The fund may invest in the officer of SaBAM and a managing securities of large, well-known companies that offer prospects of long-term
director of CGM.                earnings growth. However, a significant portion of the fund's assets may be invested in the securities of small to medium-sized companies because such companies often achieve higher earnings growth rates.

--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks.

                               When evaluating an individual stock, the manager considers whether the company may benefit from:

                                .New technologies, products or services

                                .New cost reducing measures

                                .Changes in management

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Stock prices decline generally
..  Emerging growth companies fall out of favor with investors
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
.. A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock
.. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources

Compared to large capitalization companies, emerging growth companies are more likely to have:

..  More limited product lines
..  Fewer capital resources
..  More limited management depth

Further, securities of emerging growth companies are more likely to:

..  Experience sharper swings in market values
.. Be harder to sell at times and prices the manager believes appropriate .. Offer greater potential for gains and losses

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities, emerging markets securities and derivatives. The risks are more fully described in "More on the fund's investments."


                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year since inception. The table shows how the fund's average annual returns for different calendar periods compare to the return of the NASDAQ Composite Index, an unmanaged broad-based index of common stocks, the Russell 3000 Growth Index, a broad-based unmanaged index of those Russell 3000 Index Companies with higher price-to-book ratios and higher forecasted growth values. Past performance does not necessarily indicate how the fund will perform in the future. Prior to February 10, 2000, the fund was managed by an adviser not affiliated with SaBAM. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 63.83% in 4th quarter 1999; Lowest: (24.76)% in 2nd quarter 2002.

Total Return
The bar chart shows the Class I shares' performance for each full calendar year since inception.
Risk return bar chart
--------------------------------------------------------------------------------
                                     [CHART]

                                 % Total Return

 1994    1995   1996   1997   1998   1999    2000   2001     2002     2003
------- ------ ------ ------ ------ ------- ------ ------- -------- --------
(7.48)% 42.89% 17.83% 21.16% 37.14% 107.14% 27.27% (5.32)% (32.65)%  40.10%

                        Calendar years ended December 31

Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Nasdaq Composite Index and the Russell 3000 Growth Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
-----------------------------------------------------------------------------------------------
                                              One year                 Five years   Ten years*
-----------------------------------------------------------------------------------------------
Aggressive Growth Fund Class I                   40.10%                     18.69%       20.13%
-----------------------------------------------------------------------------------------------
Russell 3000 Growth Index**(1)                   30.97%                     (4.69)%       8.81%
-----------------------------------------------------------------------------------------------
Nasdaq Composite Index**                         50.01%                     (1.79)%       9.94%
-----------------------------------------------------------------------------------------------

 * Inception date of 12/03/93. Index comparison begins on December 3, 1993.
** It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(1) Effective April 29, 2004, the fund changed its performance benchmark to the Russell 3000 Growth Index. Management of the Fund determined that the Russell 3000 Growth Index, rather than the Nasdaq Composite Index, was a more appropriate index reflecting more closely the composition of the fund's securities. The Nasdaq Composite Index is an unmanaged index of common stocks.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class I
------------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A
------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A
------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
------------------------------------------------------------------------------
   Management fees                                                      0.95%
------------------------------------------------------------------------------
   Distribution (12b-1) fees                                             None
------------------------------------------------------------------------------
   Other expenses                                                       0.61%
------------------------------------------------------------------------------
   Total annual fund operating expenses                                 1.56%
------------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class I                     $159   $493    $850    $1,856
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

--------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment com-
                         panies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
--------------------------------------------------------------------------------------------------------------

Sectors                  Companies in similar industries may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform dif-
                         ferently from other sectors or from the market as a whole. As the manager allo-
                         cates more of the fund's portfolio holdings to a particular sector, the fund's performance will be more susceptible to any economic, business or other devel-
                         opments that generally affect that sector.
--------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes),
(limited extent)         mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
--------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

-------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Emerging Market Investments    Emerging markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerg-
                               ing markets.
-------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund


Other Risk Factors
-----------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
-----------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
-----------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
-----------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
-----------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Management

The manager

Salomon Brothers Asset Management Inc. (SaBAM)

SaBAM is located at 399 Park Avenue, New York, New York 10022.

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

---------------------------------------------------------------------------------
                                                         Actual advisory fee paid
                                                         for the fiscal year
                                                         ended December 31, 2003
                                                         (as a percentage of the
                                                         fund's average daily net
Fund                                             Manager assets)
---------------------------------------------------------------------------------
Salomon Brothers Variable Aggressive Growth Fund  SaBAM            0.75%
---------------------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

Greenwich Street Series Fund

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

                                                   Greenwich Street Series Fund

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                      Aggressive Growth Fund
Class I Shares                           2003/(1)/ 2002/(1)/ 2001/(1)(2)/ 2000/(2)/ 1999/(2)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $ 13.89   $ 25.98    $ 178.99    $ 231.77  $137.41
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.19)    (0.25)      (0.50)      (2.17)   (1.82)
 Net realized and unrealized gain (loss)    5.76     (8.18)      (9.85)      66.22   125.37
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         5.57     (8.43)     (10.35)      64.05   123.55
---------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                           --     (3.66)    (142.66)    (116.83)  (29.19)
---------------------------------------------------------------------------------------------
Total Distributions                           --     (3.66)    (142.66)    (116.83)  (29.19)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $ 19.46   $ 13.89    $  25.98    $ 178.99  $231.77
---------------------------------------------------------------------------------------------
Total Return/(3)/                          40.10%   (32.65)%     (5.32)%     27.27%  107.14%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)          $11,684   $ 5,975    $ 12,745    $ 18,646  $27,067
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.56%     1.56%       1.18%       1.18%    1.30%
 Net investment loss                       (1.16)    (1.25)      (0.97)      (0.90)   (1.01)
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        3%        4%          0%        122%     113%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 7 reverse stock split which was effective on September 7, 2001.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
               Salomon Brothers Variable Aggressive Growth Fund
                                Class I Shares

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-6310)
L02618  4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004


                                   [GRAPHIC]


               Salomon Brothers Variable Aggressive Growth Fund
           (formerly Salomon Brothers Variable Emerging Growth Fund)

--------------------------------------------------------------------------------

                                Class II Shares

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        8

              Shareholder Transactions                          9

              Pricing of Fund Shares                            9

              Purchases and Redemptions                        10

              Tax Consequences of Dividends and Distributions  10

              Financial Highlights                             11
              ----------------------------------------------------

The Manager:

Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable Aggressive Growth Fund

Manager                         Investment objective
SaBAM is the manager            Capital appreciation.
Portfolio Manager               Principal investment strategies
SaBAM uses a team management    Key investments
approach, with Richard Freeman  The fund invests primarily in common stocks of companies that the
leading the team.               manager believes are experiencing, or will experience, growth in earnings and/or cash flow that exceeds the average rate of earnings growth of the
Mr. Freeman is an investment    companies that comprise the S&P 500 Index. The fund may invest in the officer of SaBAM and a managing securities of large, well-known companies that offer prospects of long-term
director of CGM.                earnings growth. However, a significant portion of the fund's assets may be invested in the securities of small to medium-sized companies because such companies often achieve higher earnings growth rates.

--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks.

                               When evaluating an individual stock, the manager considers whether the company may benefit from:

                                .New technologies, products or services

                                .New cost reducing measures

                                .Changes in management

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Stock prices decline generally
..  Emerging growth companies fall out of favor with investors
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
.. A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock
.. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources

Compared to large capitalization companies, emerging growth companies are more likely to have:

..  More limited product lines
..  Fewer capital resources
..  More limited management depth

Further, securities of emerging growth companies are more likely to:

..  Experience sharper swings in market values
.. Be harder to sell at times and prices the manager believes appropriate .. Offer greater potential for gains and losses

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities, emerging markets securities and derivatives. The risks are more fully described in "More on the fund's investments."


                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year since inception. The table shows how the fund's average annual returns for different calendar periods compare to the return of the NASDAQ Composite Index, an unmanaged broad-based index of common stocks, the Russell 3000 Growth Index, a broad-based unmanaged index of those Russell 3000 Index Companies with higher price-to-book ratios and higher forecasted growth values. Past performance does not necessarily indicate how the fund will perform in the future. Prior to February 10, 2000, the fund was managed by an adviser not affiliated with SaBAM. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 63.83% in 4th quarter 1999; Lowest: (24.76)% in 2nd quarter 2002.

Total Return
The bar chart shows the Class I shares' performance for each full calendar year since inception. No Class II shares were outstanding for the full calendar year as of the date hereof. The fund's Class II shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, since the Class II shares are subject to slightly higher expenses, the return of the Class II shares would have been lower.
Risk return bar chart
--------------------------------------------------------------------------------
                                     [CHART]

                                 % Total Return

 1994    1995   1996   1997   1998   1999    2000   2001     2002     2003
------- ------ ------ ------ ------ ------- ------ ------- -------- --------
(7.48)% 42.89% 17.83% 21.16% 37.14% 107.14% 27.27% (5.32)% (32.65)%  40.10%

                        Calendar years ended December 31

Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Nasdaq Composite Index and the Russell 3000 Growth Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
-----------------------------------------------------------------------------------------------------
                                               One year                Five years   Since inception*
-----------------------------------------------------------------------------------------------------
Aggressive Growth Fund Class I                    40.10%                    18.69%             20.13%
-----------------------------------------------------------------------------------------------------
Aggressive Growth Fund Class II+                    N/A                       N/A                N/A
-----------------------------------------------------------------------------------------------------
Russell 3000 Growth Index**                       30.97%                    (4.69)%             8.81%
-----------------------------------------------------------------------------------------------------
Nasdaq Composite Index**                          50.01%                    (1.79)%             9.94%
-----------------------------------------------------------------------------------------------------

 *Inception date of 12/03/93. Index comparison begins on December 3, 1993.
**It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
 +No Class II shares were outstanding for the periods shown; Inception date
  5/12/03.
(1)Effective April 29, 2004, the fund changed its performance benchmark to the Russell 3000 Growth Index. Management of the Fund determined that the Russell 3000 Growth Index, rather than the Nasdaq Composite Index, was a more appropriate index reflecting more closely the composition of the fund's securities. The Nasdaq Composite Index is an unmanaged index of common stocks.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class II
-------------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A
-------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A
-------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
-------------------------------------------------------------------------------
   Management fees                                                      0.95%
-------------------------------------------------------------------------------
   Distribution (12b-1) fees                                            0.25%
-------------------------------------------------------------------------------
   Other expenses                                                       0.44%
-------------------------------------------------------------------------------
   Total annual fund operating expenses                                 1.64%
-------------------------------------------------------------------------------

*Total annual fund operating expenses have been estimated for Class II shares since none were outstanding during the last fiscal year.


Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class II                    $167   $517    $892    $1,944
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

--------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment com-
                         panies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
--------------------------------------------------------------------------------------------------------------

Sectors                  Companies in similar industries may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform dif-
                         ferently from other sectors or from the market as a whole. As the manager allo-
                         cates more of the fund's portfolio holdings to a particular sector, the fund's performance will be more susceptible to any economic, business or other devel-
                         opments that generally affect that sector.
--------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes),
(limited extent)         mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
--------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund


                               Credit quality of fixed income securities

                               If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Emerging Market Investments    Emerging markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerg-
                               ing markets.
-------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund


Other Risk Factors
-----------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
-----------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
-----------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
-----------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
-----------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Management

The manager

Salomon Brothers Asset Management Inc. (SaBAM)

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

---------------------------------------------------------------------------------
                                                         Actual advisory fee paid
                                                         for the fiscal year
                                                         ended December 31, 2003
                                                         (as a percentage of the
                                                         fund's average daily net
Fund                                             Manager assets)
---------------------------------------------------------------------------------
Salomon Brothers Variable Aggressive Growth Fund  SaBAM           0.75%
---------------------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

Greenwich Street Series Fund

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Distribution Plan

The fund has adopted a Rule 12b-1 distribution plan for its Class II shares. Under the plan, the fund pays a distribution fee of 0.25% of the daily net assets of Class II shares. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements. The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market

                                                   Greenwich Street Series Fund
prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                     Aggressive Growth Fund
Class II Shares                           2003/(1)(2)/
-----------------------------------------------------------
Net Asset Value, Beginning of Period         $15.64
-----------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.13)
 Net realized and unrealized gain              3.84
-----------------------------------------------------------
Total Income From Operations                   3.71
-----------------------------------------------------------
Net Asset Value, End of Period               $19.35
-----------------------------------------------------------
Total Return/(3)++/                           23.72%
-----------------------------------------------------------
Net Assets, End of Period (000's)            $5,419
-----------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses                                      1.64%
 Net investment loss                          (1.25)
-----------------------------------------------------------
Portfolio Turnover Rate                           3%
-----------------------------------------------------------

(1) For the period May 12, 2003 (inception date) to December 31, 2003.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
               Salomon Brothers Variable Aggressive Growth Fund
           (formerly Salomon Brothers Variable Emerging Growth Fund)
                                Class II Shares

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-6310)
L02618 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004

[GRAPHIC]


                Salomon Brothers Variable Growth & Income Fund

--------------------------------------------------------------------------------


                                Class I Shares

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        8

              Shareholder Transactions                          9

              Pricing of Fund Shares                            9

              Purchases and Redemptions                        10

              Tax Consequences of Dividends and Distributions  10

              Financial Highlights                             11
              ----------------------------------------------------

The Manager:

Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable Growth & Income Fund

Manager                            Investment objective
SaBAM is the manager               Income and long-term capital growth.
Portfolio Manager                  Principal investment strategies
SaBAM uses a team management       Key investments
approach with Michael Kagan and    The fund invests primarily in equity securities, including convertible
Kevin Caliendo leading the team    securities, that provide dividend or interest income. However, it may also
Mr. Kagan is an investment officer invest in non-income producing stocks for potential appreciation in value.
and managing director of SaBAM     The fund emphasizes U.S. stocks with large market capitalizations. The
and a managing director of CGM.    fund may purchase below investment grade securities (commonly known as
Kevin Caliendo is an investment    "junk bonds").
officer and a director of SaBAM
and a director of CGM.

--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while spreading the fund's investments among industries and sectors. As indicated by its name, the fund's return will be comprised of capital appreciation (growth) and dividends (income). The fund will own a mixture of growth and value stocks.

                               Stock selection is based on analysis of company fundamentals. Criteria examined include:

                              .  Size

                              .  The company's balance sheet strength

                              .  The company franchise value

                              . The aggressiveness of the company's accounting policies

                              .  A history of consistent dividend payments

                              .  The capacity to raise dividends in the future

                              .  The potential for capital appreciation

                               The manager may change the investment criteria from time to time in response to changes in economic or market conditions.

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  The U.S. stock market declines

.. Rising interest rates depress the value of dividend paying stocks or debt securities in the fund's portfolio

..  Large capitalization companies fall out of favor with investors

.. Companies in which the fund invests suffer unexpected losses or lower than expected earnings, or pay lower than expected dividends

.. The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

.. The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or the credit rating of the security is downgraded. This risk is higher for below investment grade bonds

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payments of principal or interest.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."

                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks; the Russell 1000 Index, an unmanaged index of the 1,000 largest U.S. companies in the Russell 3000 Index, which represents 92% of the total market capitalization of the Russell 3000 Index and the Variable Annuity Lipper Large-Cap Core Funds Peer Group Average ("Lipper Average"), an average composed of 126 large-cap funds which underlie variable annuities. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 17.94% in 4th quarter 1998 Lowest: (18.07)% in 3rd quarter 2002.

Total Return
The bar chart shows the Class I shares' performance for each full calendar year for the last ten years.
Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994    1995   1996   1997   1998   1999  2000    2001     2002     2003
------  ------ ------ ------ ------ ------ ----- -------- -------- ---------
(3.20)% 30.49% 19.83% 22.94% 11.88% 10.66% 4.52% (13.14)% (23.35)%  30.16%

                        Calendar year ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance
The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lipper Average, the Russell 1000 Index and the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
----------------------------------------------------------------------------------------------
                                             One year                  Five years   Ten years
----------------------------------------------------------------------------------------------
Growth & Income Fund Class I                    30.16%                       0.04%       7.63%
----------------------------------------------------------------------------------------------
Lipper Average*                                 26.42%                      (1.33)%      8.65%
----------------------------------------------------------------------------------------------
Russell 1000 Index*                             29.89%                      (0.13)%     11.00%
----------------------------------------------------------------------------------------------
S&P 500 Index*                                  28.67%                      (0.57)%     11.06%
----------------------------------------------------------------------------------------------

*It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class I
------------------------------------------------------------------------------
Maximum sales charge on purchases                                         N/A
------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                              N/A
------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
------------------------------------------------------------------------------
   Management fees                                                      0.65%
------------------------------------------------------------------------------
   Distribution (12b-1) fees                                             None
------------------------------------------------------------------------------
   Other expenses                                                       0.62%
------------------------------------------------------------------------------
   Total annual fund operating expenses                                 1.27%
------------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class I                     $129   $403    $697    $1,534
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a
                 sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

-------------------------------------------------------------------------------------------------------------------
                               Credit quality of fixed income securities

                               If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
-------------------------------------------------------------------------------------------------------------------

                               Lower-quality fixed income securities

                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuer of the security). Like other fixed income securities, the value of high-yield secu-
                               rities will also fluctuate as interest rates change.
-------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------
Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Management

The manager

Salomon Brothers Asset Management Inc. (SaBAM)

SaBAM is located at 399 Park Avenue, New York, New York 10022.

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

-------------------------------------------------------------------------------
                                                       Actual advisory fee paid
                                                       for the fiscal year
                                                       ended December 31, 2003
                                                       (as a percentage of the
                                                       fund's average daily net
Fund                                           Manager assets)
-------------------------------------------------------------------------------
Salomon Brothers Variable Growth & Income Fund  SaBAM            0.45%
-------------------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

Greenwich Street Series Fund

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

                                                   Greenwich Street Series Fund

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                      Growth & Income Fund
Class I Shares                           2003/(1)/ 2002      2001      2000     1999
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $ 3.52   $  4.90   $  7.92   $ 16.47  $ 18.47
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.01      0.00*     0.03      0.17     0.30
 Net realized and unrealized gain (loss)    1.05     (1.14)    (1.04)     0.03     1.49
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.06     (1.14)    (1.01)     0.20     1.79
----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.01)    (0.02)    (0.12)    (0.32)   (0.35)
 Net realized gains                           --     (0.22)    (1.89)    (8.43)   (3.44)
----------------------------------------------------------------------------------------
Total Distributions                        (0.01)    (0.24)    (2.01)    (8.75)   (3.79)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $ 4.57   $  3.52   $  4.90   $  7.92  $ 16.47
----------------------------------------------------------------------------------------
Total Return/(3)/                          30.16%   (23.35)%  (13.14)%    4.52%   10.66%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $9,870   $ 6,777   $11,087   $16,159  $24,338
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.27%     1.36%     0.94%     0.91%    0.80%
 Net investment income                      0.36      0.04      0.31      1.08     1.21
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       63%       46%       81%       55%      47%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 * Amounts represent less than $0.01 per share.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
                Salomon Brothers Variable Growth & Income Fund
                                Class I Shares

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.



(Investment Company Act file no. 811-6310)
L02619 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004

                Salomon Brothers Variable Growth & Income Fund

--------------------------------------------------------------------------------


                                Class II Shares

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        8

              Shareholder Transactions                          9

              Pricing of Fund Shares                            9

              Purchases and Redemptions                        10

              Tax Consequences of Dividends and Distributions  10

              Financial Highlights                             11
              ----------------------------------------------------

The Manager:

Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable Growth & Income Fund

Manager                            Investment objective
SaBAM is the manager               Income and long-term capital growth.
Portfolio Manager                  Principal investment strategies
SaBAM uses a team management       Key investments
approach with Michael Kagan and    The fund invests primarily in equity securities, including convertible
Kevin Caliendo leading the team    securities, that provide dividend or interest income. However, it may also
Mr. Kagan is an investment officer invest in non-income producing stocks for potential appreciation in value.
and managing director of SaBAM     The fund emphasizes U.S. stocks with large market capitalizations. The
and a managing director of CGM.    fund may purchase below investment grade securities (commonly known as
Kevin Caliendo is an investment    "junk bonds").
officer and a director of SaBAM
and a director of CGM.

--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while spreading the fund's investments among industries and sectors. As indicated by its name, the fund's return will be comprised of capital appreciation (growth) and dividends (income). The fund will own a mixture of growth and value stocks.

                               Stock selection is based on analysis of company fundamentals. Criteria examined include:

                              .  Size

                              .  The company's balance sheet strength

                              .  The company franchise value

                              . The aggressiveness of the company's accounting policies

                              .  A history of consistent dividend payments

                              .  The capacity to raise dividends in the future

                              .  The potential for capital appreciation

                               The manager may change the investment criteria from time to time in response to changes in economic or market conditions.

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  The U.S. stock market declines

.. Rising interest rates depress the value of dividend paying stocks or debt securities in the fund's portfolio

..  Large capitalization companies fall out of favor with investors

.. Companies in which the fund invests suffer unexpected losses or lower than expected earnings, or pay lower than expected dividends

.. The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

.. The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or the credit rating of the security is downgraded. This risk is higher for below investment grade bonds

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payments of principal or interest.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in "More on the fund's investments."

                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index, an unmanaged broad-based index of common stocks; the Russell 1000 Index, an unmanaged index of the 1,000 largest U.S. companies in the Russell 3000 Index, which represents 92% of the total market capitalization of the Russell 3000 Index and the Variable Annuity Lipper Large-Cap Core Funds Peer Group Average ("Lipper Average"), an average composed of 126 large-cap funds which underlie variable annuities. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 17.94% in 4th quarter 1998 Lowest: (18.07)% in 3rd quarter 2002.

Total Return
The bar chart shows the Class I shares performance for each full calendar year for the last ten years. No Class II shares were outstanding as of the date hereof. The fund's Class II shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, since the Class II shares are subject to slightly higher expenses, the return of the Class II shares would have been lower.
Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994    1995   1996   1997   1998   1999  2000    2001     2002     2003
------  ------ ------ ------ ------ ------ ----- -------- -------- ---------
(3.20)% 30.49% 19.83% 22.94% 11.88% 10.66% 4.52% (13.14)% (23.35)%  30.16%

                        Calendar year ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance
The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lipper Average, the Russell 1000 Index and the S&P 500 Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
----------------------------------------------------------------------------------------------
                                              One year                 Five years   Ten years
----------------------------------------------------------------------------------------------
Growth & Income Fund Class I                     30.16%                      0.04%       7.63%
----------------------------------------------------------------------------------------------
Growth & Income Fund Class II+                     N/A                        N/A         N/A
----------------------------------------------------------------------------------------------
Lipper Average*                                  26.42%                     (1.33)%      8.65%
----------------------------------------------------------------------------------------------
Russell 1000 Index*                              29.89%                     (0.13)%     11.00%
----------------------------------------------------------------------------------------------
S&P 500 Index*                                   28.67%                     (0.57)%     11.06%
----------------------------------------------------------------------------------------------

*It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
+No Class II shares were outstanding for the periods shown.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                  Class II*
--------------------------------------------------------------------------------
Maximum sales charge on purchases                                          N/A
--------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                               N/A
--------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
--------------------------------------------------------------------------------
   Management fees                                                       0.65%
--------------------------------------------------------------------------------
   Distribution (12b-1) fees                                             0.25%
--------------------------------------------------------------------------------
   Other expenses                                                        0.62%
--------------------------------------------------------------------------------
   Total annual fund operating expenses                                  1.52%
--------------------------------------------------------------------------------

*Total annual fund operating expenses have been estimated for Class II shares since none were outstanding during the last fiscal year.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be
---------------------------------------------------------------------
           Class II                    $155   $480    $829    $1,813
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a
                 sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.

                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.

                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                         The value of debt securities varies inversely with interest rates. This means gen-
                         erally that the value of these investments increases as interest rates fall and de-
                         creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                         rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

-------------------------------------------------------------------------------------------------------------------
                               Credit quality of fixed income securities

                               If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
-------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
-------------------------------------------------------------------------------------------------------------------

                               Lower-quality fixed income securities

                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuer of the security). Like other fixed income securities, the value of high-yield secu-
                               rities will also fluctuate as interest rates change.
-------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risk in addition to those of U.S.
                               securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in for-
                               eign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Foreign securities may be less liquid than U.S. securities.
-------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

                               Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                               rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
-------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------
Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rates. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Management

The manager

Salomon Brothers Asset Management Inc. (SaBAM)

SaBAM is located at 399 Park Avenue, New York, New York 10022.

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

-------------------------------------------------------------------------------
                                                       Actual advisory fee paid
                                                       for the fiscal year
                                                       ended December 31, 2003
                                                       (as a percentage of the
                                                       fund's average daily net
Fund                                           Manager assets)
-------------------------------------------------------------------------------
Salomon Brothers Variable Growth & Income Fund  SaBAM           0.45%
-------------------------------------------------------------------------------


Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

Greenwich Street Series Fund

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Distribution Plan

The fund has adopted a Rule 12b-1 distribution plan for its Class II shares. Under the plan, the fund pays a distribution fee of 0.25% of the daily net assets of Class II shares. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements. The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to

                                                   Greenwich Street Series Fund
the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). No Class II shares were outstanding at the end of the fiscal year. The information in the following tables is related to the fund's Class I shares. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                      Growth & Income Fund
Class I Shares                           2003/(1)/ 2002      2001      2000     1999
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $ 3.52   $  4.90   $  7.92   $ 16.47  $ 18.47
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.01      0.00*     0.03      0.17     0.30
 Net realized and unrealized gain (loss)    1.05     (1.14)    (1.04)     0.03     1.49
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.06     (1.14)    (1.01)     0.20     1.79
----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.01)    (0.02)    (0.12)    (0.32)   (0.35)
 Net realized gains                           --     (0.22)    (1.89)    (8.43)   (3.44)
----------------------------------------------------------------------------------------
Total Distributions                        (0.01)    (0.24)    (2.01)    (8.75)   (3.79)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $ 4.57   $  3.52   $  4.90   $  7.92  $ 16.47
----------------------------------------------------------------------------------------
Total Return/(3)/                          30.16%   (23.35)%  (13.14)%    4.52%   10.66%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $9,870   $ 6,777   $11,087   $16,159  $24,338
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.27%     1.36%     0.94%     0.91%    0.80%
 Net investment income                      0.36      0.04      0.31      1.08     1.21
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       63%       46%       81%       55%      47%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
*  Amounts represent less than $0.01 per share.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
                Salomon Brothers Variable Growth & Income Fund
                                Class II Shares

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-6310)
FD02619 04/04

Greenwich Street Series Fund

Prospectus

April 29, 2004

[GRAPHIC]


              Salomon Brothers Variable International Equity Fund

--------------------------------------------------------------------------------


                                Class I Shares

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        8

              Shareholder Transactions                          9

              Pricing of Fund Shares                            9

              Purchases and Redemptions                        10

              Tax Consequences of Dividends and Distributions  10

              Financial Highlights                             11
              ----------------------------------------------------

The Manager:

Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable International Equity Fund

Manager                      Investment objective
SaBAM is the manager         Total return on its assets from growth of capital and income.
Portfolio Managers           Principal investment strategies
SaBAM uses a team management Key investments
approach.                    Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics, of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, medium or small market capitalizations and may operate in any market sector. Depending on the manager's assessment of a country's or sector's potential for long-term growth, the fund's emphasis among foreign markets and types of companies may vary.

                               In selecting individual companies for
                               investment, the manager looks for:

                                .Above average earnings growth

                                .High relative return on invested capital

                                .Experienced and effective management

                                .Effective research, product development and
                                 marketing

                                .Competitive advantages

                                .Strong financial condition or stable or
                                 improving credit quality

                               By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds, which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S. In allocating assets among countries and regions, the economic and political factors the manager evaluates include:

                                .Low or decelerating inflation which creates a
                                 favorable environment for securities markets

                                .Stable government with policies that encourage
                                 economic growth, equity investment and
                                 development of securities markets

                                .Currency stability

                                .The range of individual investment
                                 opportunities

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Foreign stock prices decline
..  Adverse governmental action or political, economic or market instability occurs in a foreign country or region
..  The currency in which a security is priced declines in value relative to the
   U.S. dollar
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
..  Stock prices decline generally
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
..  An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock
.. The markets strongly favor growth stocks over stocks with value characteristics

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities, emerging markets securities and derivatives. The risks are more fully described in "More on the fund's investments."

                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year since inception. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Morgan Stanley EAFE Index ("EAFE Index"), an unmanaged broad-based index of foreign stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly Returns: Highest: 41. 59% in 4th quarter 1999 Lowest: (22.44)% in 3rd quarter 2001.

Total Return
The bar chart shows the Class I shares' performance for each full calendar year since inception.

Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994   1995   1996   1997    1998   1999     2000     2001     2002     2003
------- ----- ------ ------- ------ ------- -------- -------- -------- --------
(8.36)% 8.80% 21.38% (2.18)% 18.84%  66.20% (18.90)% (30.80)% (21.82)%  25.63%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of EAFE Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for
the periods ended December 31, 2003)
-----------------------------------------------------------------------
                                     One year  Five years   Ten Years*
-----------------------------------------------------------------------
International Equity Fund Class I       25.63%      (1.74)%       2.60%
-----------------------------------------------------------------------
EAFE Index*                             38.59%      (0.05)%       4.47%
-----------------------------------------------------------------------

* Itis not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                   Class I
-------------------------------------------------------------------------------
Maximum sales charge on purchases                                          N/A
-------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                               N/A
-------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
-------------------------------------------------------------------------------
   Management fees                                                       1.05%
-------------------------------------------------------------------------------
   Distribution (12b-1) fees                                              None
-------------------------------------------------------------------------------
   Other expenses                                                        1.55%
-------------------------------------------------------------------------------
   Total annual fund operating expenses                                  2.60%
-------------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares          1 year 3 years 5 years 10 years
------------------------------------------------------------------------------
Your costs would be
------------------------------------------------------------------------------
 Class I                                        $263   $808   $1,380   $2,934
------------------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a
                 sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements,
                 if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.
                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.
                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments The fund may invest up to 20% of its assets in debt securities of any credit qual-
(limited extent)         ity or maturity of foreign corporate and governmental issuers, as well as U.S.
                         government securities and money market obligations of U.S. and foreign corpo-
                         rate issuers.
                         Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------------
                               The value of debt securities varies inversely with interest rates. This means gen-
                               erally that the value of these investments increases as interest rates fall and de-
                               creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                               rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the Fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts
------------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
------------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S. secu-
                               rities, including possible political and economic instability and the possible im-
                               position of exchange controls or other restrictions on investments. These are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
                               Foreign securities may be less liquid than U.S. securities.
------------------------------------------------------------------------------------------------------------------------

Emerging Market Investments    Emerging markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerging markets.
------------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

------------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------

                             Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                             rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
------------------------------------------------------------------------------------------------------------------

Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

80% Investment Policy        The fund will notify shareholders at least 60 days' prior to changing its 80% in-
                             vestment policy.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Management

The manager

Salomon Brothers Asset Management Inc. (SaBAM)

SaBAM is located at 399 Park Avenue, New York, New York 10022.

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

------------------------------------------------------------------------------------
                                                            Actual advisory fee paid
                                                            for the fiscal year
                                                            ended December 31, 2003
                                                            (as a percentage of the
                                                            fund's average daily net
Fund                                                Manager assets)
------------------------------------------------------------------------------------
Salomon Brothers Variable International Equity Fund  SaBAM            0.85%
------------------------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

Greenwich Street Series Fund

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

                                                   Greenwich Street Series Fund

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                     International Equity Fund
Class I Shares                           2003    2002/(1)/ 2001/(1)(2)/ 2000/(1)(2)/ 1999/(2)/
----------------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 6.11  $  9.11    $ 192.64      $331.20    $223.04
----------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                      (0.03)   (0.07)      (0.05)       (1.92)     (2.88)
 Net realized and unrealized gain (loss)   1.59    (1.87)     (59.15)      (53.92)    136.96
----------------------------------------------------------------------------------------------
Total income (loss) from operations        1.56    (1.94)     (59.20)      (55.84)    134.08
----------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       --       --          --        (9.44)     (0.16)
 Net realized gains                       (0.57)   (1.06)    (124.33)      (73.28)    (25.76)
----------------------------------------------------------------------------------------------
Total distributions                       (0.57)   (1.06)    (124.33)      (82.72)    (25.92)
----------------------------------------------------------------------------------------------
Net asset value, end of year             $ 7.10  $  6.11    $   9.11      $192.64    $331.20
----------------------------------------------------------------------------------------------
Total return/(3)/                         25.63%  (21.82)%    (30.80)%     (18.90)%    66.20%
----------------------------------------------------------------------------------------------
Net assets, end of year (000's)          $3,327  $ 3,282    $  5,554      $11,022    $24,370
----------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  2.60%    2.54%       1.41%        1.41%      1.33%
 Net investment loss                      (0.57)   (0.92)      (0.23)       (0.78)     (0.33)
----------------------------------------------------------------------------------------------
Portfolio turnover rate                      30%      28%          0%           1%        17%
----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
              Salomon Brothers Variable International Equity Fund
                                Class I Shares

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-6310)
FD02620 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004

[GRAPHIC]


              Salomon Brothers Variable International Equity Fund

--------------------------------------------------------------------------------


                                Class II Shares

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        8

              Shareholder Transactions                          9

              Pricing of Fund Shares                            9

              Purchases and Redemptions                        10

              Tax Consequences of Dividends and Distributions  10

              Financial Highlights                             11
              ----------------------------------------------------

The Manager:

Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance


Salomon Brothers Variable International Equity Fund

Manager                      Investment objective
SaBAM is the manager         Total return on its assets from growth of capital and income.
Portfolio Managers           Principal investment strategies
SaBAM uses a team management Key investments
approach.                    Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics, of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, medium or small market capitalizations and may operate in any market sector. Depending on the manager's assessment of a country's or sector's potential for long-term growth, the fund's emphasis among foreign markets and types of companies may vary.

                               In selecting individual companies for
                               investment, the manager looks for:

                                .Above average earnings growth

                                .High relative return on invested capital

                                .Experienced and effective management

                                .Effective research, product development and
                                 marketing

                                .Competitive advantages

                                .Strong financial condition or stable or
                                 improving credit quality

                               By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds, which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S. In allocating assets among countries and regions, the economic and political factors the manager evaluates include:

                                .Low or decelerating inflation which creates a
                                 favorable environment for securities markets

                                .Stable government with policies that encourage
                                 economic growth, equity investment and
                                 development of securities markets

                                .Currency stability

                                .The range of individual investment
                                 opportunities

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Foreign stock prices decline
..  Adverse governmental action or political, economic or market instability occurs in a foreign country or region
..  The currency in which a security is priced declines in value relative to the
   U.S. dollar
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
..  Stock prices decline generally
..  The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
..  An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock
.. The markets strongly favor growth stocks over stocks with value characteristics

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities, emerging markets securities and derivatives. The risks are more fully described in "More on the fund's investments."

                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year since inception. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Morgan Stanley EAFE Index ("EAFE Index"), an unmanaged broad-based index of foreign stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly Returns: Highest: 41. 59% in 4th quarter 1999 Lowest: (22.44)% in 3rd quarter 2001.

Total Return
The bar chart shows the Class I shares' performance for each full calendar year since inception. No Class II shares were outstanding as of the date hereof. The fund's Class II shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, since the Class II shares are subject to slightly higher expenses, the return of the Class II shares would have been lower.

Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

 1994   1995   1996   1997    1998   1999     2000     2001     2002     2003
------- ----- ------ ------- ------ ------- -------- -------- -------- --------
(8.36)% 8.80% 21.38% (2.18)% 18.84%  66.20% (18.90)% (30.80)% (21.82)%  25.63%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of EAFE Index. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.

This International Equity Fund table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for
the periods ended December 31, 2003)
----------------------------------------------------------------------
                                     One year  Five years   Ten years
----------------------------------------------------------------------
International Equity Fund Class I       25.63%      (1.79)%      2.60%
----------------------------------------------------------------------
International Equity Fund Class II+       N/A         N/A         N/A
----------------------------------------------------------------------
EAFE Index*                             38.59%      (0.05)%      4.47%
----------------------------------------------------------------------

*It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
+No Class II shares were outstanding for the periods shown.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)                   Class II*
---------------------------------------------------------------------------------
Maximum sales charge on purchases                                           N/A
---------------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                                N/A
---------------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
---------------------------------------------------------------------------------
   Management fees                                                        1.05%
---------------------------------------------------------------------------------
   Distribution (12b-1) fees                                              0.25%
---------------------------------------------------------------------------------
   Other expenses                                                         1.55%
---------------------------------------------------------------------------------
   Total annual fund operating expenses                                   2.85%
---------------------------------------------------------------------------------

 *Total annual fund operating expenses have been estimated for Class II shares since none were outstanding during the last fiscal year.

Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares          1 year 3 years 5 years 10 years
------------------------------------------------------------------------------
Your costs would be
------------------------------------------------------------------------------
 Class II                                       $288   $883   $1,504   $3,176
------------------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a
                 sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements,
                 if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period

Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

------------------------------------------------------------------------------------------------------------
Equities                 Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other invest-
                         ment companies, real estate investment trusts and equity participations.
                         Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include gen-
                         eral business conditions, investor confidence in the economy, and current con-
                         ditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to finan-
                         cial risks relating to the issuer's earning stability and overall financial sound-
                         ness. Smaller and emerging growth companies are particularly sensitive to these factors.
                         The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.
------------------------------------------------------------------------------------------------------------

Fixed Income Investments The fund may invest up to 20% of its assets in debt securities of any credit qual-
(limited extent)         ity or maturity of foreign corporate and governmental issuers, as well as U.S.
                         government securities and money market obligations of U.S. and foreign corpo-
                         rate issuers.
                         Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                         Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign compa-
                         nies; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                         strumentalities or sponsored enterprises; state and municipal governments;
                         supranational organizations; and foreign governments and their political sub-
                         divisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------------
                               The value of debt securities varies inversely with interest rates. This means gen-
                               erally that the value of these investments increases as interest rates fall and de-
                               creases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed secu-
                               rities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
------------------------------------------------------------------------------------------------------------------------

                               Credit quality of fixed income securities

                               If a security receives different ratings, the Fund will treat the securities as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded below the Fund's minimum acceptable credit rating after their purchase. The Fund's credit standards also apply to counterparties to OTC derivative contracts
------------------------------------------------------------------------------------------------------------------------

                               Below investment grade securities

                               Securities are below investment grade if:

                               . They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                               . They have received comparable short-term ratings, or

                               . They are unrated securities the manager believes are of comparable quality to below investment grade securities
------------------------------------------------------------------------------------------------------------------------

Foreign Securities Investments An investment in foreign securities involves risks in addition to those of U.S. secu-
                               rities, including possible political and economic instability and the possible im-
                               position of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
                               Foreign securities may be less liquid than U.S. securities.
------------------------------------------------------------------------------------------------------------------------

Emerging Market Investments    Emerging markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerging markets.
------------------------------------------------------------------------------------------------------------------------

Derivatives And Hedging        Derivative contracts, such as futures and options on securities, may be used for
Techniques                     any of the following purposes:

                               . To hedge against the economic impact of adverse changes in the market value of the fund's securities, due to changes in stock market prices, currency exchange rates or interest rates

                               . As a substitute for buying or selling securities

                               . As a cash flow management technique

------------------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

------------------------------------------------------------------------------------------------------------------

                             Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using de-
                             rivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
------------------------------------------------------------------------------------------------------------------

Other Risk Factors
------------------------------------------------------------------------------------------------------------------

Portfolio Risk               Fund investors are subject to portfolio risk in that a strategy used, or stock se-
                             lected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instru-
                             ments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
------------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to ad-
                             verse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, in-
                             cluding lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------------

Portfolio Turnover           The fund may actively trade portfolio securities in an attempt to achieve its in-
                             vestment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund's trading costs and may have an adverse impact on the fund's performance.
------------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
------------------------------------------------------------------------------------------------------------------

80% Investment Policy        The fund will notify shareholders at least 60 days' prior to changing its 80% in-
                             vestment policy.
------------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

Management

The manager

Salomon Brothers Asset Management Inc. (SaBAM)

SaBAM is located at 399 Park Avenue, New York, New York 10022.

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

------------------------------------------------------------------------------------
                                                            Actual advisory fee paid
                                                            for the fiscal year
                                                            ended December 31, 2003
                                                            (as a percentage of the
                                                            fund's average daily net
Fund                                                Manager assets)
------------------------------------------------------------------------------------
Salomon Brothers Variable International Equity Fund  SaBAM            0.85%
------------------------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

Greenwich Street Series Fund

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Distribution Plan

The fund has adopted a Rule 12b-1 distribution plan for its Class II shares. Under the plan, the fund pays a distribution fee of 0.25% of the daily net assets of Class II shares. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements. The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to

                                                   Greenwich Street Series Fund
the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). No Class II shares were outstanding at the end of the fiscal year. The information in the following tables is related to the fund's Class I shares. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                   International Equity Fund/(1)/
Class I Shares                           2003    2002/(1)/ 2001/(1)(2)/ 2000/(1)(2)/ 1999/(2)/
----------------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 6.11  $  9.11    $ 192.64      $331.20    $223.04
----------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                      (0.03)   (0.07)      (0.05)       (1.92)     (2.88)
 Net realized and unrealized gain (loss)   1.59    (1.87)     (59.15)      (53.92)    136.96
----------------------------------------------------------------------------------------------
Total income (loss) from operations        1.56    (1.94)     (59.20)      (55.84)    134.08
----------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       --       --          --        (9.44)     (0.16)
 Net realized gains                       (0.57)   (1.06)    (124.33)      (73.28)    (25.76)
----------------------------------------------------------------------------------------------
Total distributions                       (0.57)   (1.06)    (124.33)      (82.72)    (25.92)
----------------------------------------------------------------------------------------------
Net asset value, end of year             $ 7.10  $  6.11    $   9.11      $192.64    $331.20
----------------------------------------------------------------------------------------------
Total return/(3)/                         25.63%  (21.82)%    (30.80)%     (18.90)%    66.20%
----------------------------------------------------------------------------------------------
Net assets, end of year (000's)          $3,327  $ 3,282    $  5,554      $11,022    $24,370
----------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  2.60%    2.54%       1.41%        1.41%      1.33%
 Net investment loss                      (0.57)   (0.92)      (0.23)       (0.78)     (0.33)
----------------------------------------------------------------------------------------------
Portfolio turnover rate                      30%      28%          0%           1%        17%
----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

                                                   Greenwich Street Series Fund

                         Greenwich Street Series Fund
              Salomon Brothers Variable International Equity Fund
                                Class II Shares

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-6310)
L02620 4/04

Greenwich Street Series Fund

Prospectus

April 29, 2004

                  Salomon Brothers Variable Money Market Fund

--------------------------------------------------------------------------------


  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any fund directly from the Greenwich Street Series Fund (the "Trust"). The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectus for those contracts.

The Statement of Additional Information ("SAI") provides more detailed information about this fund and is incorporated by reference into (is legally a part of) this prospectus.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The fund is a separate investment series of Greenwich Street Series Fund, a Massachusetts business trust (the "Trust").

The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. The fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the fund will achieve its investment objective.

                                                              Page
              ----------------------------------------------------
              Investments, risks and performance                2

              Management                                        7

              Shareholder Transactions                          8

              Pricing of Fund Shares                            8

              Purchases and Redemptions                         9

              Tax Consequences of Dividends and Distributions   9

              Financial Highlights                             10
              ----------------------------------------------------

The Manager:

Salomon Brothers Asset Management Inc (SaBAM) is the manager of the fund. SaBAM is an affiliate of Citigroup Global Markets Inc. (CGM) and a subsidiary of Citigroup, Inc. (Citigroup). Citigroup businesses offer a broad range of financial services.

SaBAM selects investments for the fund.

Smith Barney Fund Management LLC (SBFM) is the fund's administrator.


                                                   Greenwich Street Series Fund

Investments, risks and performance

Salomon Brothers Variable Money Market Fund

Manager                         Investment objective

SaBAM is the manager.           Maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
Portfolio Manager
                                Principal investment strategies
Martin Hanley (since 2001)
                                Key investments
Mr. Hanley is an investment
officer of SaBAM and a managing The fund invests in short-term money market securities, including U.S.
director of CGM.                government securities, repurchase agreements, U.S. and foreign bank time deposits, certificates of deposit and bankers' acceptances and high-quality commercial paper and short-term corporate debt obligations of U.S. and foreign issuers, including variable-rate and floating-rate securities. The fund invests only in securities purchased with and payable in U.S. dollars.

                                Credit Quality: The fund invests exclusively in securities rated within the two highest short-term rating categories by a nationally recognized ratings organization.

                                Maturity: The fund normally maintains a dollar-weighted average maturity of 90 days or less. Individual investments must have a remaining maturity of 397 days or less.

--------------------------------------------------------------------------------

                               Selection process

                               In selecting investments for the fund, the manager looks for:

                              . The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality

                              .  Issuers offering minimal credit risk

                              . Maturities consistent with the manager's outlook for interest rates

                               Under normal market conditions, the fund intends to concentrate more than 25% of its assets in short-term bank instruments.

Greenwich Street Series Fund

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is not guaranteed and it is possible to lose money. The fund could underperform other short term debt instruments or money market funds, if:

..  Interest rates rise sharply
..  An issuer or guarantor of the fund's securities defaults, or the security's credit rating is downgraded
..  Adverse events in the banking industry reduce the value of the fund's investments in bank instruments
..  Sectors or issuers the fund has emphasized fail to perform as expected
..  The value of the fund's foreign securities declines because of unfavorable government actions or political instability
.. The manager's judgment about the value or credit quality of a particular security proves to be incorrect

--------------------------------------------------------------------------------

In addition, to the foregoing principal risks, the fund is also subject to money market securities risks, interest rate risks, foreign exposure risks, financial services exposure risks and issuer-specific changes risks. The risks are more fully described in "More on the fund's investments."


                                                   Greenwich Street Series Fund

Fund performance
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year for the last ten calendar years. The table shows how the fund's average annual returns for different calendar periods compare to the return of the 90-day Treasury Bill. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Quarterly returns: Highest: 1.37% in 3rd quarter 2000 Lowest: 0.03% in 4th quarter 2003.

Total Return
The bar chart shows the fund's performance for each full calendar year for the last ten years.
Risk return bar chart
--------------------------------------------------------------------------------

                                     [CHART]

                                 % Total Return

1994   1995   1996   1997   1998   1999   2000   2001   2002    2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  ------
3.56%  5.00%  4.80%  4.47%  4.40%  4.03%  5.32%  2.91%  0.52%  0.18%

                        Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the 90-Day Treasury Bill. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------------
                                         One year                      Five years  Ten years
---------------------------------------------------------------------------------------------
Fund                                         0.18%                           2.57%      3.51%
---------------------------------------------------------------------------------------------
90-Day Treasury Bill                         1.03%                           3.34%      4.18%
---------------------------------------------------------------------------------------------

The fund's 7-day yield as of December 31, 2003 was 0.10%. Call toll free 1-800-451-2010 for the fund's current 7-day yield.

Fee table
--------------------------------------------------------------------------------

Fees and Expenses


This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts; such charges and expenses are described in the prospectus of the insurance company separate account. The fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
----------------------------------------------------------------------------
Maximum sales charge on purchases                                        N/A
----------------------------------------------------------------------------
Maximum deferred sales charge on redemptions                             N/A
----------------------------------------------------------------------------
Annual fund operating expenses (paid by the fund as a % of net assets)
----------------------------------------------------------------------------
   Management fees                                                     0.50%
----------------------------------------------------------------------------
   Distribution (12b-1) fees                                            None
----------------------------------------------------------------------------
   Other expenses                                                      4.86%
----------------------------------------------------------------------------
   Total annual fund operating expenses*                               5.36%
----------------------------------------------------------------------------

*Currently, the manager and SBFM are waiving the management fees and reimbursing expenses to limit total annual fund operating expenses. As a result of this voluntary expense limitation, the total annual fund operating expenses will not exceed 1.25%. The manager may change or eliminate the expense limitation at any time.


Example
--------------------------------------------------------------------------------

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of years you owned your shares 1 year 3 years 5 years 10 years
---------------------------------------------------------------------
         Your costs would be           $535  $1,599  $2,656   $5,265
---------------------------------------------------------------------

The example assumes:
               . You invest $10,000 for the period shown
               . You reinvest all distributions and dividends without a sales charge
               . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
               . Your investment has a 5% return each year
               . Redemption of your shares at the end of the period


Greenwich Street Series Fund

More on the fund's investments

Investments and Practices

The fund invests in various instruments subject to its investment policy as described in this prospectus and in the SAI. Listed below is more information on the fund's investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.

-----------------------------------------------------------------------------------------------------------------
Money Market Securities     Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of short-
                            ening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. government securities.

                            A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

                            Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-
                            term interest rates.
-----------------------------------------------------------------------------------------------------------------

Interest Rate Changes       Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-
                            term interest rates.
-----------------------------------------------------------------------------------------------------------------

Foreign Exposure            Issuers located in foreign countries and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.
-----------------------------------------------------------------------------------------------------------------

Financial Services Exposure Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.
-----------------------------------------------------------------------------------------------------------------

Issuer-Specific Changes     Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a secu-
                            rity fails to function as intended, the security could decline in value.
-----------------------------------------------------------------------------------------------------------------

                                                   Greenwich Street Series Fund

----------------------------------------------------------------------------------------------------------------

                             Credit quality of fixed income securities

                             If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to over-
                             the-counter derivative contracts.
----------------------------------------------------------------------------------------------------------------

Other Risk Factors
----------------------------------------------------------------------------------------------------------------

Temporary Defensive Position The fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------------------

Investment Policies          Unless noted as fundamental, the fund's investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment policies may result in the fund having different investment policies from those that a policy owner selected as appropriate at the time of investment.
----------------------------------------------------------------------------------------------------------------

Greenwich Street Series Fund

Management

The manager

Salomon Brothers Asset Management Inc. (SaBAM)

SaBAM is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory fees

The fund's manager oversees the investment operations of the fund and receives the following advisory fee for these services:

 -----------------------------------------------------------------------------
                                                      Actual advisory fee paid
                                                      for the fiscal year
                                                      ended December 31, 2003
                                                      (as a percentage of the
                                                      fund's average daily net
 Fund                                         Manager assets)
 -----------------------------------------------------------------------------
 Salomon Brothers Variable Money Market Fund*  SaBAM           0.30%
 -----------------------------------------------------------------------------

Administrator

SBFM serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SBFM normally receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM is voluntarily waiving its administration fee for the fund. The fee waivers may be modified or discontinued at any time.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

During the period from 1997 - 1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment

                                                   Greenwich Street Series Fund
management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Shareholder Transactions

Fund shares are currently sold only to insurance company separate accounts in connection with the Policies issued by the Participating Insurance Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Pricing of Fund Shares

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI. The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the Board of Trustees. The fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Unless there are extraordinary or unusual circumstances, Salomon Brothers Variable Money Market Fund uses the amortized cost method of valuing its money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.

Greenwich Street Series Fund

Purchases and Redemptions

Owners of Policies should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the fund's investment portfolio between purchase and redemption.

The fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The fund retains the right to refuse a purchase order. The fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

Excessive exchange transactions

Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.

Tax Consequences of Dividends and Distributions

Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a VA Contract or VLI Policy. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Policy purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to the Policies.

Each fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code of 1986, as amended. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                                                   Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception, if less than five years). The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                                   Money Market Fund
                                      2003     2002     2001     2000     1999
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------
Net investment income/(1)/              0.002    0.005    0.029    0.052    0.040
 Dividends from net investment income  (0.002)  (0.005)  (0.029)  (0.052)  (0.040)
----------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------
Total Return/(2)(4)/                     0.18%    0.52%    2.91%    5.32%    4.03%
----------------------------------------------------------------------------------
Net Assets, End of Year (000's)       $   733  $ 1,613  $ 2,806  $ 2,777  $ 4,726
----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(1)(3)/                        0.95%    1.23%    1.25%    1.22%    1.25%
 Net investment income                   0.19     0.53     2.82     5.13     3.92
----------------------------------------------------------------------------------

(1) For the Money Market Fund, the Investment Adviser and Administrator waived all or part of their fees for the years ended December 31, 2003, 2002, 2001, 2000 and 1999. The Investment Adviser also reimbursed expenses of $43,700, $29,796, $24,193, $5,374 and $7,100 for the years ended December
    31, 2003, 2002, 2001, 2000 and 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease on net investment income and the actual expense ratios would have been as follows:

                             Decreases to
                            Net Investment              Expense Ratios Without
                           Income Per Share           Waivers and Reimbursements
                  ---------------------------------- ----------------------------
Fund              2003   2002   2001   2000   1999   2003  2002  2001  2000  1999
----              ------ ------ ------ ------ ------ ----  ----  ----  ----  ----
Money Market Fund $0.043 $0.017 $0.017 $0.007 $0.005 5.36% 2.98% 2.59% 1.87% 1.74%

(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%. From time to time, the Investment Adviser may voluntarily waive additional fees and/or reimburse additional expenses to maintain a minimum yield threshold.
(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

Greenwich Street Series Fund

                         Greenwich Street Series Fund
                  Salomon Brothers Variable Money Market Fund

  A separate investment fund of Greenwich Street Series Fund, a Massachusetts business trust.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative or your Smith Barney Financial Consultant if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-6310)
FD02606 4/04

                                April 29, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                         GREENWICH STREET SERIES FUND
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Appreciation Portfolio, Diversified Strategic Income Portfolio, Equity Index Portfolio, Fundamental Value Portfolio, Intermediate High Grade Portfolio, Salomon Brothers Variable All Cap Value Fund, Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable Growth and Income Fund, Salomon Brothers Variable International Equity Fund and Salomon Brothers Variable Money Market Fund, each dated April 29, 2004 (each, a "Portfolio," and collectively, the "Portfolios") of Greenwich Street Series Fund (the "Fund"), as each may be revised from time to time.

   Portfolio shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any Portfolio directly from the Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.

   Each of the Equity Index Portfolio, Salomon Brothers Variable All Cap Value Fund, Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable Growth and Income Fund and Salomon Brothers Variable International Equity Fund currently offers two classes of shares: Class I shares and Class II shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Portfolio shares may be purchased by the separate account.

   The most recent Annual Report and Semi-Annual Report to Shareholders for each Portfolio are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this SAI. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary, or financial institution (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above.

   FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

                               TABLE OF CONTENTS

INVESTMENT GOALS AND POLICIES OF EACH PORTFOLIO............................   2
Appreciation Portfolio.....................................................   3
Diversified Strategic Income Portfolio.....................................   3
Equity Index Portfolio.....................................................   4
Fundamental Value Portfolio................................................   5
Intermediate High Grade Portfolio..........................................   5
Salomon Brothers Variable All Cap Value Fund...............................   6
Salomon Brothers Variable Aggressive Growth Fund...........................   7
Salomon Brothers Variable Growth & Income Fund.............................   7
Salomon Brothers Variable International Equity Fund........................   8
Salomon Brothers Variable Money Market Fund................................   9
Investment Objectives, Management Policies And Risk Factors................  10
Investment Restrictions....................................................  28
Portfolio Turnover.........................................................  31
Portfolio Transactions.....................................................  32
MANAGEMENT OF THE FUND.....................................................  36
Trustees and Officers of the Fund..........................................  36
Investment Advisers, Sub-Investment Adviser and Administrator..............  44
PURCHASE AND REDEMPTION OF SHARES..........................................  48
Purchase of Shares.........................................................  48
Redemption of Shares.......................................................  50
Net Asset Value............................................................  50
Dividends and Distributions................................................  51
Taxes......................................................................  51
Organization of the Fund...................................................  53
Custodian, Transfer Agent and Sub-Transfer Agent...........................  54
Financial Statements.......................................................  54
Appendix A................................................................. A-1
Appendix B................................................................. B-1
Appendix C................................................................. C-1
Appendix D................................................................. D-1

                INVESTMENT GOALS AND POLICIES OF EACH PORTFOLIO

   The Fund's prospectus discusses the investment goals of the Portfolios currently offered by the Fund and the policies to be employed to achieve those goals. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to such investments, policies and strategies.

   The Fund is registered with the Securities and Exchange Commission ("SEC"), as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Amended and Restated Master Trust Agreement dated (the "Master Trust Agreement") authorizes the Board of Trustees ("Board") to divide the Fund's shares into two or more series related to separate investment portfolios ("Portfolios") and further allows the Board to establish additional series at any time.

   The Fund is currently divided into multiple Portfolios, each with its own investment objective, policies and restrictions. Each Portfolio is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that a Portfolio will achieve its investment objective.

Appreciation Portfolio

   The Portfolio invests primarily in equity and equity-related securities believed to afford attractive opportunities for appreciation. The Portfolio may also hold securities convertible into common stocks and warrants. When the adviser believes that a conservative or defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may invest temporarily in debt obligations, preferred securities or short-term money market instruments. The Portfolio may from time to time lend its portfolio securities and invest up to 10% of its assets (at the time of investment) in foreign securities. The Portfolio may invest directly in foreign issuers or invest in depository receipts.

   The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

   The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio's total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

   The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Diversified Strategic Income Portfolio

   The Portfolio invests primarily in three types of fixed-income securities:
U.S. government and mortgage-related securities, foreign government bonds and corporate bonds rated below investment grade. Below investment grade securities are commonly referred to as "junk bonds". The Portfolio may invest up to 20% of its total assets in emerging market debt rated below investment grade.

   The Portfolio may invest in Eurodollar and Yankee obligations. Up to 20% of the Portfolio's total assets may be invested in cash and money market instruments at any time. Although the Portfolio invests primarily in fixed income securities, it may invest up to 20% of its assets in common stock and other equity-related securities, including convertible securities, preferred stock, warrants and rights.

   The Portfolio may also invest in fixed-income securities issued by supranational organizations and may engage in transactions in options, interest rate futures contracts, options on interest rate futures contracts, forward currency contracts, options on foreign currencies and foreign currency futures contracts. Up to 5% of the Portfolio's assets may be invested in developing countries.

   The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

   The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio's total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. This restriction will not apply to securities subject to Rule 144A of the Securities Act of 1933 (the "1933 Act"). The Portfolio does not currently intend to commit more than 5% of the Portfolio's net assets to reverse repurchase agreements.

   The Portfolio may invest up to 15% of its total assets in corporate loans.

   The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

   The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Equity Index Portfolio

   The Portfolio invests primarily in common stocks included in the S&P 500 Index. The Portfolio will seek to achieve its goal by owning substantially all 500 stocks in the S&P 500 Index in proportion to their actual market capitalization weightings. The Portfolio will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P
500 Index as possible, given the amount of assets in the Portfolio at that time.

   The Portfolio may invest up to 5% of its assets in equity securities that are not included in the S&P 500 Index if the adviser believes such investments will assist the Portfolio in approximating the return of the S&P 500 Index.

   The Portfolio may use up to an additional 20% of its assets to enter into stock index futures and related options to increase efficiency, may lend portfolio securities and write covered options to help offset operating expenses, and may acquire money market instruments. Portfolio turnover is expected to be lower than for most other investment companies.

   No attempt will be made to manage the Portfolio in the traditional sense using economic, financial and market analysis, nor will the adverse financial situation of an issuer necessarily result in the elimination of its securities from the Portfolio, unless the securities are removed from the S&P 500 Index. From time to time, administrative adjustments may be made in the Portfolio because of changes in the composition of the S&P 500 Index.

   The Portfolio will use the S&P 500 Index as its standard for performance comparison because the S&P 500 Index is well known to investors and is representative of the performance of publicly traded U.S. common stocks.

   The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). S&P chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The S&P 500 Index is a trademark of S&P and inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is neither a sponsor of nor in any way affiliated with the Portfolio.

   The Portfolio's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size of cash flows into and out of the Portfolio. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Portfolio's assets to the S&P 500 to the maximum extent practicable.

   The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

   The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio's total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

   The Portfolio may purchase call options on stock indexes listed on U.S. securities exchanges for the purpose of hedging their portfolios.

   The Portfolio in anticipation of the purchase of securities may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Fundamental Value Portfolio

   The Portfolio invests primarily in common stocks and common stock equivalents of companies the adviser believes are undervalued in the marketplace. The Portfolio's investment in common stocks and common stock equivalents, include preferred stocks and other securities convertible into common stocks.

   The Portfolio may also invest up to 10% of its assets in securities rated less than investment grade by Moody's Investors Service, Inc. ("Moody's"), the Standard & Poor's Division of The McGraw-Hill Companies Inc. ("S&P") or the equivalent by another nationally recognized statistical rating organization ("NRSRO") or, in unrated securities deemed by the adviser to be of comparable quality.

   The Portfolio may invest up to 35% of its assets in interest-paying debt securities such as U.S. government securities, and other securities, including convertible bonds, convertible preferred stock and warrants.

   The Portfolio also may lend its portfolio securities and enter into short sales against the box.

   The Portfolio may, as a cash management tool, hold up to 35% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

   The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio's total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

   The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

   The Portfolio may also write call and buy put options on stock indexes.

Intermediate High Grade Portfolio

   The Portfolio invests in high-quality intermediate-term U.S. government securities and corporate bonds of U.S. issuers. The portion of the Portfolio's assets not invested in intermediate-term U.S. government securities and U.S. corporate bonds may be invested in long- or short-term U.S. government and corporate obligations, convertible securities and preferred stock that is not convertible into common stock.

   The Portfolio may not hold securities rated lower than Baa by Moody's or BBB by S&P, or the equivalent by another NRSRO or unrated securities deemed by the adviser to be comparable to such securities rated below investment grade.

   The Portfolio may invest up to 10% of its total assets in government stripped mortgage-backed securities and may invest in floating- or variable-rate demand notes.

   The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

   The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio's total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. This restriction will not apply to securities subject to Rule 144A of the 1933 Act. The Portfolio does not currently intend to commit more than 5% of the Portfolio's net assets to reverse repurchase agreements.

   The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

   The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Salomon Brothers Variable All Cap Value Fund

   The Portfolio invests primarily in common stocks and common stock equivalents, including preferred stocks and other securities convertible into common stock.

   The Portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when Adviser believes smaller companies offer more attractive value opportunities.

   Other types of securities that may be held by the Portfolio when deemed advisable by the adviser include investment-grade debt securities such as bonds, debentures and commercial paper, U.S. government securities and money market instruments, and up to 10% of the portfolio's assets may be invested in debt securities rated as low as B by Moody's, S&P (or the equivalent by another NRSRO) or in unrated securities deemed by the adviser to be of comparable quality.

   The Portfolio may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. The Portfolio also may enter into repurchase agreements and reverse repurchase agreements, borrow money, lend its portfolio securities, write covered options on securities, purchase options on securities, sell securities short against the box, purchase and sell securities on a when-issued or delayed delivery basis, and enter into interest rate futures contracts and related options.

   The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

   The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio's total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. The Portfolio does not currently intend to commit more than 5% of the Portfolio's net assets to reverse repurchase agreements.

   The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Salomon Brothers Variable Aggressive Growth Fund

   The fund invests primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies that comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, a significant portion of the fund's assets may be invested in the securities of small to medium-sized companies because such companies often achieve higher earnings growth rates.

   The Portfolio also may invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

   The Portfolio may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon its investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

   The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 15% of the value of its total assets in restricted securities (i.e., securities that may not be sold without registration under the Securities Act of 1933, as amended (the "1933 Act")), and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers, which involve certain risks.

   The Portfolio may, as a cash management tool, hold up to 35% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

   The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio's total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

Salomon Brothers Variable Growth & Income Fund

   The Portfolio invests primarily in income-producing equity securities, including dividend-paying common stocks, securities that are convertible into common stocks and warrants. The Portfolio may invest the remainder of its assets in money market instruments, as well as in corporate bonds, convertible securities and mortgage-related securities rated investment grade or deemed to be of comparable quality.

   The Portfolio may enter into repurchase agreements, lend portfolio securities, enter into interest rate and stock index futures and related options, purchase or sell securities on a when-issued or delayed-delivery basis and write covered options.

   The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

   The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio's total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

   The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Salomon Brothers Variable International Equity Fund

   The Portfolio invests in a diversified portfolio of equity securities of established non-U.S. issuers. Equity securities include dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities.

   The Portfolio may invest up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Euro-currency markets or obligations of the United States or foreign governments and their political subdivisions) of established non-United States issuers.

   Investments may be made for capital appreciation or income, or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percentage or amount of the Portfolio's assets which may be invested for growth or income and therefore, from time to time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income.

   The Portfolio will generally invest its assets broadly among countries and will have represented in its portfolio business activities in not less than three different countries. Except as stated below, the Portfolio will invest at least 80% of its assets in companies organized, or governments located in, any area of the world other than the United States, including the Far East (e.g., Hong Kong, Japan, Malaysia and Singapore), Western Europe (e.g., France, Germany, Italy, the Netherlands, Switzerland and the United Kingdom), Central and South America (e.g., Chile, Mexico and Venezuela), Australia, Canada and such other areas and countries as its adviser may determine from time to time.

   The Portfolio may invest in securities issued by companies formerly party to the Warsaw Pact. However, under unusual economic or market conditions as determined by its adviser, for defensive purposes the Portfolio may temporarily invest all or a major portion of its assets in U.S. government securities or in debt or equity securities of companies incorporated in and having their principal business activities in the United States. To the extent the Portfolio's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Portfolio's investment objective. It is expected that securities held by the Portfolio will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but also may be traded on markets in other countries including, in many cases, U.S. securities exchanges and over-the-counter markets. To the extent the Portfolio's assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. or foreign, high-quality money market instruments and their equivalents.

   The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

   The Portfolio does not currently intend to commit more than 5% of the Portfolio's net assets to reverse repurchase agreements. The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio's total assets would be invested in such notes and other illiquid securities.

   The Portfolio's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. The Portfolio may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

   The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The Portfolio may borrow for investment purposes, provided that any transactions constituting borrowing by the portfolio may not exceed one-third of its assets. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the Fund.

   The Portfolio may borrow from banks, on a secured or unsecured basis, up to one-third of the value of its assets.

Salomon Brothers Variable Money Market Fund

   The Portfolio invests in high-quality short-term money market instruments. The Portfolio will invest in short-term money market instruments, including: securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. government securities"); repurchase agreements, U.S. and foreign bank time deposits, certificates of deposit and bankers' acceptances; high-grade commercial paper of U.S. and foreign issuers and other short-term corporate debt obligations of such issuers that are comparable in priority and security to such instruments, including variable-rate and floating-rate instruments.

   Except when maintaining a temporary defensive position, the Portfolio intends to invest more than 25% of its assets in short-term bank instruments. The Portfolio will invest in money market instruments determined by the adviser to present minimal credit risks and which at the time of purchase are considered to be "Eligible Securities," as defined by the SEC.

   The Portfolio will invest only in securities purchased with and payable in U.S. dollars and that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase by the Portfolio.

   The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio will follow these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

   The Portfolio will invest exclusively in money market instruments. The Portfolio will concentrate at least 25% of its assets in the banking industry, provided that, if, at some future date, adverse economic conditions prevail in this industry, the portfolio may temporarily invest less than 25% of its assets in the banking industry for defensive purposes. Because of its concentration policy, the portfolio may be subject to greater risk and market fluctuation than a portfolio that had securities representing a broader range of investment alternatives.

   The Portfolio's concentration policy is a fundamental policy that cannot be changed without the approval of a majority of the Portfolio's outstanding voting securities.

   The Portfolio will not purchase time deposits (TDs) maturing in more than six months and will limit its investment in TDs maturing from two business days through six months to 10% of its total assets. Except when maintaining a temporary defensive position, the portfolio will invest more than 25% of its assets in short-term bank instruments of the types discussed above.

   The Portfolio may purchase a Certificate of Deposit (CD) issued by a bank, savings and loan association or similar institution with less than $1 billion in assets (a "Small Issuer CD") so long as (a) the issuer is a member of the Federal Deposit Insurance Corporation ("FDIC") or Office of Thrift Supervision (the "OTS") and is insured by the Savings Association Insurance Fund (the "SAIF"), which is administered by the FDIC and is backed by the full faith and credit of the U.S. government, and (b) the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Money Market Portfolio will at any time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the portfolios are supervised by the OTS and are insured by SAIF. As a result, such savings and loan associations are subject to regulation and examination.

   The Portfolio generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. government securities. In addition, the Portfolio may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the SAI. The portfolio may invest up to 25% of the then-current value of the portfolio's total assets in the securities of a single issuer for a period of up to three business days, provided (a) the securities are rated by the Requisite NRSROs in the highest short-term rating category, are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the portfolio does not make more than one such investment at any one time.

   The Portfolio is prohibited from purchasing a security unless that security is (a) rated by at least two NRSROs (such as Moody's or S&P) within the highest rating assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality) or (b) rated by at least two NRSROs within the two highest ratings assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality) and not more than 5% of the assets of the portfolio will be invested in such securities. Comparable quality shall be determined in accordance with procedures established by the Board of Trustees of the Fund.

   The Portfolio may acquire floating- and variable-rate demand notes of corporate issuers. The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

          Investment Objectives, Management Policies And Risk Factors

   The following section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

   Each of the Portfolios is a diversified, open-end management investment company. The Prospectus discusses the investment objectives of the Portfolios, which are a separate series of the Fund, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

   Equity Securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything.

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However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders.
Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

   Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company's common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company's creditors in the event of a bankruptcy, including holders of the company's debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.

   Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company's common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price.

   When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

   Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer's common stock. Stock purchase rights are frequently issued as a dividend to a company's stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

   Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

   Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles, which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

   Other Investment Companies. Under the 1940 Act, a Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

   Other investment companies' securities include shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index ("Exchange Traded Funds").

   A Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio's own operations.

   Short Sales. Certain Portfolios may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio borrows the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the Portfolio sold the security. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Portfolio will also incur transaction costs in effecting short sales.

   A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Thus the Portfolio's losses on short sales are potentially unlimited. Whenever a Portfolio engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

   Management currently intends to limit a Portfolio's short sales to shares issued by Exchange Traded Funds. Exchange Traded Funds hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the Adviser to adjust a Portfolio's exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Portfolio's holdings of individual stocks in that sector.

   Short Sales "Against the Box." In a short sale, a Portfolio borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Portfolio is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is "against the box" if the Portfolio owns or has the right to acquire at no added cost securities identical to those sold short.

   Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that an Adviser considers appropriate.

   Fixed Income Securities. The market value of the obligations held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolios' yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Portfolios' current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

   The Portfolios invest in U.S. Government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities ("ABS"), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds.

   Debt Securities Rating Criteria. Investment grade debt securities are those rated "BBB" or higher by the S&P, the equivalent rating of other NRSROs or determined to be of equivalent credit quality by the Adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

   Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Portfolio's net asset value to the extent it invests in such securities. In addition, the Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings. The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value. Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

   Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers.

   However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The definitions of the ratings of debt obligations may be found in the Appendix following this SAI.

   Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody's and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their Advisers to evaluate potential investments. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends.

   Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio's Advisers will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

   Bank Obligations. U.S. commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of CDs of each bank held by the portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandateory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to being general obligations of the issuing branch, or may be limited by the terms of specific obligations and by governmental regulation as well as governmental action in the country in which the foreign bank is headquartered. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may or may not be required to (a) pledge to the regulator an amount of its assets equal to 5% of its total liabilities by depositing assets with a designated bank within the state and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of U.S. banks, by U.S. branches of foreign banks or by foreign branches of foreign banks, the portfolios' advisers will carefully evaluate such investments on a case-by-case basis.

   Money Market Instruments. A Portfolio may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States ("U.S.") and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. CDsare short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. A Portfolio may invest in cash and in short-term instruments, and it may hold cash and short-term instruments without limitation when the manager determines that it is appropriate to maintain a temporary defensive posture. Short-term instruments in which a Portfolio may invest include: (a) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities (including repurchase agreements with respect to such securities); (b) bank obligations (including CDs, TDs and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development; and (d) commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.

   Mortgage-Backed Securities. Certain Portfolios may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

   Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association ("GNMA"), the principal U.S. guarantor of such securities, is a wholly owned U.S. Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

   The Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Fund, consistent with the Portfolios' investment objectives and policies, will consider making investments in those new types of securities on behalf of the Portfolios. A Portfolio may invest in government stripped mortgage related securities, collateralized mortgage obligations ("CMOs") collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities. The Portfolios also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolios will purchase only mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

   Asset-Backed Securities. ABS may enhance a Portfolio's performance; however, their use involves certain risks that may not be found in other mutual fund investments. The Portfolios will invest only in ABS that have received a AAA rating from both Moody's and S&P or an equivalent rating from another nationally recognized statistical rating organization.

   Mortgage Dollar Roll Transactions. In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Portfolio.

   High Yield Securities. High Yield Securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds." Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board of Trustees has instructed the Advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer's management and regulatory matters. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

   Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Portfolio may decline more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

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   Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Adviser will consider the event in determining whether the Portfolio should continue to hold the security.

   Non-Publicly Traded Securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

   Supranational Entities. Debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members' continued support in order to meet interest and principal payments.

   ADRs, EDRs and GDRs. American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

   Eurodollar Instruments and Yankee Bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollardenominated certificates of deposit issued by foreign branches of domestic banks.

  Foreign Securities.

   Risks of Non-U.S. Investments. To the extent a Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non- U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

   Unanticipated political or social developments may affect the values of a Portfolio's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced

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

significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

   Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the Adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

   Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio's investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio's operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

   Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are quoted or denominated. Further, a Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

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

   Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

   Withholding and Other Taxes. The Portfolios may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Portfolio's investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

   Currency Exchange Rates. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which that Portfolio's investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

   Forward Currency Contracts. The Portfolios may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Portfolio's securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Portfolio enters into the contract. To assure that a Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.

   Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions. At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

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

   In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's Adviser. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio's Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

   Options on Securities and Securities Indices. Certain Portfolios may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

   Writing Covered Call and Put Options on Securities and Securities
Indices. Certain Portfolios may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

   A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

   Purchasing Call and Put Options. Certain Portfolios will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Portfolio will realize either no gain or a loss on the purchase of the call option. A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option will entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.

   The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

   Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   A Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as "closing purchase transactions."

   A Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

   Transactions by a Portfolio in options on securities and indices will be subject to limitations established by each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on an Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets. In addition to the risks of imperfect correlation between a Portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

   Futures Contracts and Related Options. Certain Portfolios may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Adviser that such contracts are necessary or appropriate in the management of a Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase. The Portfolios are operated by a person who has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to regulation or regulation under the Commodity Exchange Act. A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of that Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Portfolio's assets.

   A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to an Adviser's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

   A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and a Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Portfolio.

   U.S. Government Securities. The U.S. government securities in which a Portfolio may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of

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the issuer to borrow from the U.S. Treasury, such as securities of the Federal
Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes that are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

   Exchange Rate-Related U.S. Government Securities. Certain Portfolios may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

   Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms. Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

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

   Custodial Receipts. Certain Portfolios may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable Fund or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the Fund or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

   When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

   Repurchase Agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Portfolio's Adviser, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

   Pursuant to an Exemptive Order issued by the SEC, the Portfolios, along with other affiliated entities managed by the adviser, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the Portfolio's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

   Reverse Repurchase Agreements. Certain Portfolios may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Portfolio for the purpose of calculating the Portfolio's indebtedness and will have the effect of leveraging the Portfolio's assets.

   Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Portfolio's shares will decrease faster than otherwise would be the case.

   Lending Portfolio Securities. Consistent with applicable regulatory requirements, a Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. A Portfolio will not lend securities to CGM unless the Portfolio has applied for and received specific authority to do so from the SEC. Cash, letters of credit or U.S. government securities will collateralize a Portfolio's loan of securities. A Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Portfolio in lieu of any dividends the Portfolio would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Portfolio's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "taxes" below).

   Illiquid Securities. Cannot be resold at their approximate carrying value within 7 days. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under, as amended the 1933 Act, are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Adviser. The Advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the

Advisers' application of these guidelines and procedures. The inability of a Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio's ability to raise cash for redemptions or other purposes.

   Corporate Loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The portfolio may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the portfolio had invested would have an adverse effect on the portfolio's net asset value. Corporate loans in which the portfolio may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or are secured with collateral.

   The Portfolio may also acquire an interest in corporate loans by purchasing both participations ("Participations") in and assignments ("Assignments") of portions of corporate loans from third parties. By purchasing a Participation, the Portfolio acquires some or all of the interest of a bank or other leading institution in a loan to a corporate borrower. Participations typically will result in the Portfolio having a contractual relationship only with the lender and not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by management to be creditworthy. When the Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

   In addition, the Portfolio may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio's investments and calculating its net asset value. The Portfolio's policy limiting its illiquid securities will be applicable to investments in corporate loans.

   Leverage. If the portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but will impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage." Leverage creates an opportunity for increased returns to shareholders of the portfolio but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the portfolio's shares and in the portfolio's yield. Although the principal or stated value of such borrowings will be fixed, the portfolio's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the portfolio that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest or dividends the portfolio will have to pay in respect thereof, the portfolio's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the portfolio will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required fluids. Depending on market or other conditions, such liquidations could be disadvantageous to the portfolio.

   Securities of Unseasoned Issuers. Certain Portfolios may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and may be dependent on products or services without an established market share.

   Temporary Investments. For temporary defensive purposes, during periods when a Adviser of a Portfolio believes that pursuing a Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, that Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Portfolio's U.S. dollar-denominated temporary investments are managed by SBFM. A Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Board of Trustees. For further discussion regarding money market instruments, see the section entitled, "Money Market Instruments" above.

   For the same purposes, certain Portfolios may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least "AA" by an NRSRO, or if unrated, are determined by the Adviser to be of equivalent quality. A Portfolio may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest in the opinion of the Portfolio's Adviser.

Investment Restrictions

   The investment restrictions numbered 1 through 7 have been adopted by the Fund with respect to the Portfolios as fundamental policies for the protection of shareholders. Under the 1940 Act, a Portfolio's fundamental policy may not be changed without the vote of a "majority" of the outstanding voting securities of that Portfolio. "Majority" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of that Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. A fundamental policy affecting a particular Portfolio may not be changed without the vote of a majority of the outstanding shares of that Portfolio. The remaining restrictions are non-fundamental policies and may be changed by vote of a majority of the Board of Trustees at any time.

   The investment policies adopted by the Fund prohibit a Portfolio from:

      1. Investing in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Borrowing money, except that (a) the portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      3. Engaging in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

      4. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a portfolio's investment objective and policies); or (d) investing in real estate investment trust securities.

      5. Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; provided that this limitation shall not apply to the purchase of with respect to the Money Market Fund, U.S. dollar-denominated bank instruments such as certificates of deposit, time deposits, bankers' acceptances and letters of credit that have been issued by U.S. banks.

      7. Issuing "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      8. Investing in oil, gas or other mineral exploration or development programs, except that the portfolios may invest in the securities of companies that invest in or sponsor these programs.

      9. Purchasing any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      10. Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof, except as permitted under the portfolio's investment goals and policies.

      11. Purchasing restricted securities, illiquid securities or other securities that are not readily marketable if more than 10% (15% in the case of the Fundamental Value Portfolio, International Equity Fund, Aggressive Growth Fund, Intermediate High Grade Portfolio and Diversified Strategic Income Portfolio) of the total assets of the portfolio would be invested in such securities. However, with respect to the Money Market Fund, Diversified Strategic Income Portfolio and the Intermediate High Grade Portfolio this restriction will not apply to securities subject to Rule 144A of the 1933 Act if two or more dealers make a market in such securities.

      12. Investing more than 10% of its total assets in time deposits maturing in more than seven calendar days (in the case of the Money Market Fund, time deposits maturing from two business days through six months).

      13. Purchasing any security if as a result the portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

      14. Making investments for the purpose of exercising control or management.

      15. Investing in warrants (except as permitted under the portfolio's investment goals and policies or other than warrants acquired by the portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the portfolio's net assets or if, as a result, more than 2% (5% in the case of the International Equity Fund) of the portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign exchange to the extent permitted by applicable state securities laws.

   The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.

   Holdings of the securities of the Trust's regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of 12/31/03:

  Diversified Strategic Income Portfolio

                                                                   Value of any
                                                       Type of      Securities
                                                    Security Owned Owned at end
                                                        D=debt      of current
Name of Regular Broker or Dealer or Parent (Issuer)    E=equity       period
--------------------------------------------------- -------------- ------------
                                                                      (000's
                                                                     omitted)
               CS FIRST BOSTON.....................       D            $500
               BANK OF AMERICA CORP................       D            $403
               MORGAN STANLEY......................       D            $185

  Salomon Brothers Variable International Equity Fund

                                                                   Value of any
                                                       Type of      Securities
                                                    Security Owned Owned at end
                                                        D=debt      of current
Name of Regular Broker or Dealer or Parent (Issuer)    E=equity       period
--------------------------------------------------- -------------- ------------
                                                                      (000's
                                                                     omitted)
                      UBS AG.......................       E            $75

  Fundamental Value Portfolio

                                                                   Value of any
                                                       Type of      Securities
                                                    Security Owned Owned at end
                                                        D=debt      of current
Name of Regular Broker or Dealer or Parent (Issuer)    E=equity       period
--------------------------------------------------- -------------- ------------
                                                                      (000's
                                                                     omitted)
           J.P. MORGAN CHASE & CO..................       E           $1,840
           MERRILL LYNCH & CO., INC................       E           $4,399
           MORGAN STANLEY..........................       E           $  700
           THE BANK OF NEW YORK CO., INC...........       E           $5,981
           STATE STREET CORP.......................       E           $6,453

  Intermediate High Grade Portfolio

                                                                   Value of any
                                                       Type of      Securities
                                                    Security Owned Owned at end
                                                        D=debt      of current
Name of Regular Broker or Dealer or Parent (Issuer)    E=equity       period
--------------------------------------------------- -------------- ------------
                                                                      (000's
                                                                     omitted)
             MERRILL LYNCH & CO., INC..............       D            $ 98
             MORGAN STANLEY........................       D            $108

  Appreciation Portfolio

                                                                   Value of any
                                                       Type of      Securities
                                                    Security Owned Owned at end
                                                        D=debt      of current
Name of Regular Broker or Dealer or Parent (Issuer)    E=equity       period
--------------------------------------------------- -------------- ------------
                                                                      (000's
                                                                     omitted)
                       None........................      N/A            $0

  Portfolio Turnover

   The Money Market Fund may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

   A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the Portfolio's securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a Portfolio authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A Portfolio turnover rate of 100% would occur if all of a Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

   For regulatory purposes, the portfolio turnover rate for the money market portfolio will be considered 0%.

   For the 2003 and 2002 fiscal years, the portfolio turnover rates for Portfolios having operations during the stated periods were as follows:

           Portfolio                                12/31/03 12/31/02
           ---------                                -------- --------
           Appreciation............................    41%      71%
           Diversified Strategic Income............    54%*    149%
           Aggressive Growth.......................     3%       4%
           All Cap Value...........................    27%      45%
           Equity Index............................     0%       2%
           Growth & Income.........................    63%      46%
           Intermediate High Grade.................     6%      27%
           International Equity....................    30%      28%
           Fundamental Value.......................    18%      20%
           Money Market............................  0.19%    0.53%

--------
* Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 256%.

   Certain other practices that may be employed by a Portfolio also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

   Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio's shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

  Portfolio Transactions

   Most of the purchases and sales of securities for a Portfolio, whether effected on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Portfolio are made by its adviser, which also is responsible for placing these transactions, subject to the overall review of the Trustees. With respect to the Diversified Strategic Income Portfolio, decisions to buy and sell U.S. securities for the Portfolio are made by the Portfolio's adviser, which also is responsible for placing these transactions; however, the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with CAM Ltd., the Portfolio's sub-adviser. Although investment decisions for each Portfolio are made independently from those of the other accounts managed by its adviser, investments of the type the Portfolio may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by its adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by the Portfolio.

   Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

   The following tables set forth certain information regarding each Portfolio's payment of brokerage commissions with the exception of the Diversified Strategic Income Portfolio, Money Market Fund and Intermediate High Grade Portfolio, which did not pay any brokerage commissions during these time periods.

Fiscal Year Ended December 31, 2003

                              Total Brokerage    Brokerage Commissions
         Portfolio           Commissions Paid         Paid to CGM
         ---------         --------------------- ----------------------
         Appreciation.....       $911,525               $36,516
         Aggressive Growth       $  8,905               $     0
         All Cap Value....       $  9,840               $    70
         Equity Index.....       $125,026               $     0
         Growth & Income..       $ 18,954               $     0
         Fundamental Value       $851,574               $ 8,435

                                                 % of Aggregate Dollar
                              % of Aggregate     Amount of Transactions
                           Brokerage Commissions Involving Commissions
         Portfolio              Paid to CGM           Paid to CGM
         ---------         --------------------- ----------------------
         Appreciation.....           4.01%                 2.59%
         Aggressive Growth              0%                    0%
         All Cap Value....           0.71%                 0.64%
         Equity Index.....              0%                    0%
         Growth & Income..              0%                    0%
         Fundamental Value           0.99%                 0.99%

Fiscal Year Ended December 31, 2002

                               Total Brokerage    Brokerage Commissions
       Portfolio              Commissions Paid         Paid to CGM
       ---------            --------------------- ----------------------
       Appreciation........      $1,229,125              $31,582
       Aggressive Growth...      $    1,628              $     0
       All Cap Value.......      $   25,229              $    85
       Equity Index........      $  190,429              $     0
       Growth & Income.....      $   16,723              $    22
       International Equity      $    8,560              $    99
       Fundamental Value...      $  962,739              $ 7,603

                                                  % of Aggregate Dollar
                               % of Aggregate     Amount of Transactions
                            Brokerage Commissions Involving Commissions
       Portfolio                 Paid to CGM           Paid to CGM
       ---------            --------------------- ----------------------
       Appreciation........            2.57%                3.15%
       Aggressive Growth...               0%                   0%
       All Cap Value.......            0.34%                0.49%
       Equity Index........               0%                   0%
       Growth & Income.....            0.13%                0.18%
       International Equity            1.16%                1.43%
       Fundamental Value...            0.79%                1.03%

Fiscal Year Ended December 31, 2001

                               Total Brokerage    Brokerage Commissions
       Portfolio              Commissions Paid         Paid to CGM
       ---------            --------------------- ----------------------
       Appreciation........       $785,038               $22,005
       Aggressive Growth...          2,224                     0
       All Cap Value.......         27,267                     0
       Equity Index........        210,785                     0
       Growth & Income.....         24,755                 1,622
       International Equity          5,326                   978
       Fundamental Value...        936,134                16,563

                                                  % of Aggregate Dollar
                               % of Aggregate     Amount of Transactions
                            Brokerage Commissions Involving Commissions
       Portfolio                 Paid to CGM           Paid to CGM
       ---------            --------------------- ----------------------
       Appreciation........          2.80%                 2.93%
       Aggressive Growth...          0.00%                 0.00%
       All Cap Value.......          0.00%                 0.00%
       Equity Index........          0.00%                 0.00%
       Growth & Income.....          6.55%                 6.61%
       International Equity         18.36%                19.70%
       Fundamental Value...          1.77%                 2.45%

   In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, each adviser will consider the factors the adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the fund and an adviser authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio, the other Portfolios and/or other accounts over which the adviser or its affiliates exercise investment discretion. The fees under the investment advisory agreements and the sub-investment advisory and/or administration agreements between the Fund and the advisers and the sub-adviser and/or administrator, respectively, are not reduced by reason of their receiving such brokerage and research services. The Board of Trustees, in its discretion, may authorize the advisers to cause the Portfolios to pay a broker that provides such brokerage and research services a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of such brokerage and research services. The Board of Trustees periodically will review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio.

   For the fiscal year ended December 31, 2003, the following table sets forth certain information regarding a Portfolio's payment of brokerage commissions and brokerage transactions to brokers because of research services provided:

                                           Total Brokerage    Amount of Transactions
                                         Commissions Directed Involving Commissions
Portfolio                                    for Research     Directed for Research
---------                                -------------------- ----------------------
Appreciation............................       $177,186            $106,066,271

   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board of Trustees has determined that portfolio transactions for a Portfolio may be executed through CGM and other affiliated broker-dealers if, in the judgment of its adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the SEC, CGM may directly execute transactions for a Portfolio on the floor of any national securities exchange, provided: (a) the Board of Trustees has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

   The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.

   The Portfolios may use CGM as a commodities broker in connection with entering into futures contracts and options on futures contracts. CGM has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

                            MANAGEMENT OF THE FUND

   The executive officers of the Fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

                      Name                                              Service
                      ----                                              -------

Smith Barney Fund Management LLC ("SBFM" or
  "adviser" and "administrator").................. Investment Adviser to Intermediate High Grade,
                                                   Fundamental Value, Diversified Strategic Income
                                                   and Appreciation Portfolios; Administrator to
                                                   each Portfolio

Salomon Brothers Asset Management Inc ("SaBAM" or
  "adviser")...................................... Investment Adviser to Salomon Brothers Variable
                                                   Aggressive Growth Fund, Salomon Brothers Variable
                                                   Growth & Income Fund, Salomon Brothers Variable
                                                   International Equity Fund, Salomon Brothers
                                                   Variable All Cap Value Fund and Salomon Brothers
                                                   Variable Money Market Fund

Citigroup Asset Management Limited ("CAM Ltd." or
  "sub-adviser").................................. Sub-Investment Adviser to Diversified Strategic
                                                   Income Portfolio

Travelers Investment Management Company ("TIMCO"
  or "adviser")................................... Investment Adviser to Equity Index Portfolio

Citigroup Global Markets Inc. ("CGM"
  or "distributor")............................... Distributor

State Street Bank and Trust Company ("State
  Street")........................................ Custodian

Citicorp Trust Bank, fsb ("transfer agent")....... Transfer and Dividend Paying Agent

PFPC Global Fund Services ("sub-transfer agent").. Sub-Transfer Agent

   These organizations and the functions they perform for the fund are discussed in the prospectus and in this SAI.

Trustees and Officers of the Fund

   Overall responsibility for management and supervision of the Fund and the Portfolios rests with the Fund's Board of Trustees. The Trustees approve all significant agreements between the fund and the persons or companies that furnish services to the Fund and its Portfolios, including agreements with the advisers and/or sub-adviser and administrator of the Portfolios and with the Portfolios' custodian, transfer agent and distributor. The day-to-day operations of the Portfolios are delegated to the advisers and/or sub-adviser and administrator of the Portfolios. The names of the Trustees, including each Trustee who is not an "interested person" of the Fund or an adviser or its affiliates, as defined in the 1940 Act ("Independent Trustees") and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below.

                                                                                       Number of
                                                                                       Portfolios
                                                                                        in Fund
                           Position(s) Term of Office*                                  Complex
                            Held with    and Length        Principal Occupation(s)      Overseen  Other Directorships
Name, Address and Age         Fund     of Time Served      During Past Five Years      by Trustee   Held by Trustee
---------------------      ----------- --------------- ------------------------------- ---------- -------------------
INDEPENDENT
TRUSTEES:

Dwight B. Crane             Trustee         1995       Professor-Harvard Business          49             N/A
Harvard Business School                                School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett             Trustee         1991       President-Dorsett McCabe            27             N/A
The Stratford # 702                                    Capital Management Inc.; Chief
5601 Turtle Bay Drive                                  Investment Officer-Leeb Capital
Naples, FL 34108                                       Management, Inc. 1999-Present
Age 73

Elliot S. Jaffe             Trustee         1991       Chairman of the Board of            27     The Dress Barn Inc.
The Dress Barn Inc.                                    The Dress Barn Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman          Trustee         1995       Attorney                            55             N/A
Stephen E. Kaufman PC
277 Park Avenue
47th Floor
New York, NY 10172
Age 71

Joseph J. McCann            Trustee         1995       Retired                             27             N/A
200 Oak Park Place
Suite One
Pittsburgh, PA 15243
Age 74

Cornelius C. Rose, Jr.      Trustee         1991       Chief Executive Officer-            27             N/A
Meadowbrook Village                                    Performance Learning Systems
Building 1, Apt. 6
West Lebanon, NH 03784
Age 71

INTERESTED TRUSTEE:

R. Jay Gerken               President      Since       Managing Director of Citigroup     221            None
Citigroup Asset Management  and Chief  (Year Elected)  Global Markets Inc. ("CGM");
("CAM")                     Executive                  Chairman, President and Chief
399 Park Avenue, 4th Floor  Officer                    Executive Officer of SBFM,
New York, NY 10022                                     Travelers Investment Adviser,
Age 52                                                 Inc. ("TIA") and Citi Fund
                                                       Management Inc. ("CFM");
                                                       President and Chief Executive
                                                       Officer of certain mutual funds
                                                       associated with Citigroup Inc.;
                                                       Formerly, Portfolio Manager of
                                                       Smith Barney Allocation Series
                                                       Inc. (from 1996-2001) and Smith
                                                       Barney Growth and Income Fund
                                                       (from 1996-2000)

--------
*  Each trustee serves until his successor has been elected and qualified.
** Mr. Gerken is an "interested" person of the fund because he is an officer of SBFM and its affiliates.

                              Position(s)   Term of Office*
                               Held with      and Length
Name, Address and Age            Fund       of Time Served      Principal Occupation(s) During Past Five Years
---------------------        -------------- --------------- -------------------------------------------------------
OFFICERS:

R. Jay Gerken                (See above)      (See above)   (See above)
(See above)

Andrew B. Shoup              Senior Vice         Since      Director of CAM; Senior Vice President and Chief
CAM                          President and       2003       Administrative Officer of mutual funds associated with
125 Broad Street             Chief                          Citigroup; Head of International Funds Administration
10th Floor                   Administrative                 of CAM (from 2001 to 2003); Director of Global Funds
New York, NY 10004           Officer                        Administration of CAM (from 2000 to 2001); Head of
Age 42                                                      U.S. Citibank Funds Administration of CAM (from
                                                            1998 to 2000)

Richard Peteka               Treasurer and       Since      Director of CGM; Prior to 1999, Vice President and
CAM                          Chief               2002       Head of Mutual Fund Administration with
125 Broad Street, 11th Floor Financial                      Oppenheimer Capital.
New York, NY 10004           Officer
Age 42

Robert I. Frenkel            Secretary and       Since      Managing Director and General Counsel of Global
CAM                          Chief Legal         2003       Mutual Funds for CAM and its predecessor (since
300 First Stamford Place     Officer                        1994); Secretary of CFM; Secretary and Chief Legal
4th Floor                                                   Officer of mutual funds associated with Citigroup
Stamford, CT 06902
Age 48

Andrew Beagley               Chief               Since      Director of CGM (since 2000); Director of Compliance,
CAM                          Anti-Money          2002       North America, CAM (since 2000); Chief Anti-Money
399 Park Avenue              Laundering                     Laundering Compliance Officer of mutual funds
New York, NY 10022           Compliance                     associated with Citigroup Inc.; Director of Compliance,
Age 42                                                      Europe, the Middle East and Africa, CAM (from 1999
                                                            to 2000); Compliance Officer, Salomon Brothers Asset
                                                            Management Limited, Smith Barney Global Capital
                                                            Management Inc., Salomon Brothers Asset
                                                            Management Asia Pacific Limited (from 1997 to 1999)

Kaprel Ozsolak               Controller          Since      Vice President of CGM; Controller of certain mutual
CAM                                              2002       funds associated with Citigroup
125 Broad Street, 9th Floor
New York, NY 10004
Age 38

Sandip A. Bhagat, CFA        Vice President      Since      Managing Director of CGM; President of TIMCO;
Travelers Investment         and Investment      1994       Investment Officer of SBFM
Management Company           Officer
100 First Stamford Place
Stamford CT 06902
Age 44

Harry D. Cohen               Vice President      Since      Managing Director of CGM; Investment Officer of
CAM                          and Investment      1991       SBFM
399 Park Avenue              Officer
New York, NY 10022
Age 63

Richard A. Freeman           Vice President      Since      Managing Director of CGM and Investment Officer of
CAM                          and Investment      2000       SBFM
399 Park Avenue              Officer
New York, NY 10022
Age 49

Eugene J. Kirkwood           Vice President      Since      Director of CGM; Investment Officer of SBFM
CAM                          and Investment      2003
399 Park Avenue              Officer
New York, NY 10022
Age 39

--------
* Each officer serves until his or her respective successor has been elected and qualified.

                          Position(s)   Term of Office*
                           Held with      and Length
Name, Address and Age        Fund       of Time Served    Principal Occupation(s) During Past Five Years
---------------------    -------------- --------------- --------------------------------------------------
Scott Glasser            Vice President      Since      Managing Director of CGM; Investment Officer of
CAM                      and Investment      1996       SBFM
399 Park Avenue          Officer
New York, NY 10022
Age 37

John G. Goode            Vice President      Since      Managing Director of CGM; Chairman and Chief
CAM                      and Investment       1993      Investment Officer of Davis Skaggs Investment
One Sansome Street,      Officer                        Management, a division of SBFM; Investment Officer
San Francisco, CA 94104                                 of SBFM
Age: 59

Martin Hanley            Vice President      Since      Managing Director of CGM; Investment Officer of
CAM                      and Investment       2001      SBFM
399 Park Avenue          Officer
New York, NY 10022
Age: 38

Michael Kagan            Vice President      Since      Managing Director of CGM; Investment Officer of
CAM                      and Investment       2000      SBFM
399 Park Avenue          Officer
New York, NY 10022
Age: 42

John Lau                 Vice President      Since      Investment Officer of TIMCO
Travelers Investment     and Investment       2000
Management Company       Officer
100 First Stamford Place
Stamford, CT 06902
Age: 36

Roger Lavan              Vice President      Since      Managing Director of CGM and SaBAM;
CAM                      and Investment       2002      Investment Officer of SBFM.
399 Park Avenue          Officer
New York, NY 10022
Age: 39

Beth Semmel              Vice President      Since      Managing Director of CGM and SaBAM;
CAM                      and Investment       2002      Investment Officer of SBFM.
399 Park Avenue          Officer                        Previously, Director of CGM and SaBAM
New York, NY 10022
Age: 42

Peter Wilby              Vice President      Since      Managing Director of CGM and SaBAM;
CAM                      and Investment       2002      Investment Officer of SBFM.
399 Park Avenue          Officer
New York, NY 10022
Age: 44

Olivier Asselin          Vice President      Since      Investment Officer of CAM Ltd.
CAM Ltd.                 and Investment       2002
Citigroup Centre         Officer
Canada Square
Canary Wharf, London
E14 5LB
Age: 39

David M. Zahn            Vice President      Since      Investment Officer of CAM Ltd.
CAM Ltd.                 and Investment       2002
Citigroup Centre         Officer
Canada Square
Canary Wharf, London
E14 5LB
Age: 31

Kevin Caliendo           Vice President      Since      Managing Director of CGM Investment Officer of
CAM                      and Investment       2003      SBFM
399 Park Avenue          Officer
New York, NY 10022
Age: 34

--------
* Each officer serves until his or her respective successor has been elected and qualified.

   For the calendar year ended December 31, 2003, the Trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

                                                           Aggregate Dollar Range of Equity
                                  Dollar Range of       Securities in All Registered Investment
                              Equity Securities owned      Companies Overseen by Trustee in
Name of Trustee              in each series of the fund     Family of Investment Companies
---------------              -------------------------- ---------------------------------------
Herbert Barg*                               None                             None
Dwight B. Crane                        10,001-$50,000                    Over $100,000
Burt N. Dorsett                             None                             None
Elliott S. Jaffe                            None                             None
Stephen E. Kaufman                          None                             None
Joseph J. McCann                            None                             None
R. Jay Gerken                               None                         Over $100,000
Cornelius C. Rose, Jr.                  Over $100,000                    Over $100,000

--------
* As of January 1, 2004, Mr. Barg became a Trustee Emeritus.

   As of December 31, 2003, none of the Independent Trustees, or their immediate family members, owned beneficially or of record any securities in any adviser or principal underwriter of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with any adviser or principal underwriter of the Fund.

   The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Fund, namely Messrs. Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   The Audit Committee oversees the scope of the each Portfolio's audit, each Portfolio's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Fund for their ratification, the selection, appointment, retention or termination of the Trust's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to each Portfolio by the independent auditors and all permissible non-audit services provided by the Fund's independent auditors to its advisers and any affiliated service providers if the engagement relates directly to the Portfolio' operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

   The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by a Portfolio's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.

   The Fund also has a Pricing Committee composed of the Chairman of the Board and one Independent Trustee, which is charged with determining the fair value prices for securities when required.

   No officer, director or employee of CGM or any of the Portfolios' advisers or sub-adviser, or any of their affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not a director, officer or employee of CGM, the advisers or any of their affiliates a fee of $5,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. The Fund pays a Trustee Emeritus who is not a trustee, officer or employee of CGM, the advisers, or any of their affiliates a fee of $2,500 per annum plus $250 per in person meeting and $50 per telephonic meeting. Each Trustee is reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the fiscal year ended December 31, 2003, the Trustees were reimbursed, in the aggregate, $7,616 for travel and out-of-pocket expenses.

   For the fiscal year ended December 31, 2003, the Trustees of the Fund were paid the following compensation:

                                                  Pension or      Compensation     Number of
                                                  Retirement       From Fund       Funds for
                                   Aggregate   Benefits Accrued     And Fund     Which Trustee
                                  Compensation    As part of        Complex      Serves Within
Name of Person                     From Fund+   Fund Expenses   Paid to Trustees Fund Complex
--------------                    ------------ ---------------- ---------------- -------------
Herbert Barg/(1)/................    $8,199           $0            $127,963           42
Dwight B. Crane/(2)(3)/..........     7,199            0             168,875           49
Burt N. Dorsett/(2)(3)/..........     7,599            0              66,050           27
R. Jay Gerken....................         0            0                  --          221
Elliot S. Jaffe/(2)(3)/..........     6,599            0              58,250           27
Stephen E. Kaufman/(2)(3)/.......     7,099            0             119,350           55
Joseph J. McCann/(2)(3)/.........     7,599            0              66,050           27
Cornelius C. Rose, Jr./(2)(3)/...     7,199            0              63,000           27

--------
/(1) /Mr Barg became Emeritus Trustee on December 31, 2003
/(2) /Designates an Independent Trustee.
/(3)/ Designates member of Audit Committee.
+ At the end of the calendar year in which they attain age 80, Fund Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years. Trustees Emeritus may attend meetings but have no voting rights. During the fund's last fiscal year, aggregate compensation paid to Trustees Emeritus was $10,824. On January 1, 2004, Mr. Barg became a Trustee Emeritus.

   As of April 19, 2004, the Trustees and officers as a group owned less than 1% of the outstanding common stock of the Fund. To the best knowledge of the Trustees, as of April 19, 2004, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following Portfolios:

 Shareholder                                                  Percent Ownership
 -----------                                                  -----------------
 Salomon Brothers Variable Money Market Fund

 IDS Life Insurance Corp.
 Separate Account AGI-A
 222 AXP Financial Center
 Minneapolis, MN 55474
 Owned 538,009.130 shares*...................................       83.05%

 IDS Life Insurance Company of
 New York, Separate Account BGI-B
 222 AXP Financial Center
 Minneapolis, MN 55474
 Owned 109,774.850 shares*...................................       16.94%

 Intermediate High Grade Portfolio

 IDS Life Variable Account
 For Smith Barney Funds  222 AXP Financial
 Center Minneapolis, MN 55474 Owned 328,138,218 shares*......       100.0%

--------
* Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

            Shareholder                            Percent Ownership
            -----------                            -----------------

            Diversified Strategic Income Portfolio

            Travelers Life & Annuity Company
            Attn: Shareholder Accounting
            One Tower Square
            Hartford, CT 06183
            Owned 6,205,105.598 shares*...........       58.93%

            Travelers Insurance Company
            Attn: Shareholder Accounting
            One Tower Square
            Hartford, CT 06183
            Owned 3,413,163.715 shares*...........       32.41%

            IDS Life Variable Account
            For Smith Barney Funds
            222 AXP Financial Center
            Minneapolis, MN 55474
            Owned 910,775.632 shares*.............       8.650%

            Equity Index Portfolio--Class I
            Travelers Life & Annuity Company
            Attn: Shareholder Accounting
            One Tower Square
            Hartford, CT 06183
            Owned 30,610,118.052 shares*..........       66.79%

            Travelers Insurance Company
            Attn: Shareholder Accounting 6 MS
            One Tower Square
            Hartford, CT 06183
            Owned 15,049,658.996 shares*..........       32.83%

            Salomon Brothers Variable
            All Cap Value Fund--Class I

            IDS Life Insurance Corp.
            Separate Account AGI-A
            222 AXP Financial Center
            Minneapolis, MN 55402
            Owned 3,458,578.436 shares*...........       97.85%

            Salomon Brothers Variable
            Growth and Income Fund--Class I

            The Travelers Insurance Co.
            Attn: Shareholder Accounting 6MS
            One Tower Square
            Hartford, CT 06183
            Owned 6,761,385.166 shares*...........       36.66%

--------
* Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

            Shareholder                            Percent Ownership
            -----------                            -----------------
            The Travelers Insurance Co.
            Attn: Shareholder Accounting 6MS
            One Tower Square
            Hartford, CT 06183
            Owned 938,836.595 shares*.............       5.091%

            The Travelers Insurance Co.
            Attn: Shareholder Accounting 6MS
            One Tower Square
            Hartford, CT 06183
            Owned 7,020,908.369 shares*...........       38.07%

            Ameritas Variable Life Ins. Co.
            Separate Account VA
            Attn: Mari Burch
            5900 O Street
            Lincoln, NE 68510
            Owned 937,097.511 shares*.............       5.082%

            Appreciation Portfolio
            Travelers Life & Annuity Company
            Attn: Shareholder Accounting
            One Tower Square
            Hartford, CT 06183
            Owned 24,024,716.985 shares*..........       69.32%

            Travelers Insurance Company
            Attn: Shareholder Accounting
            One Tower Square
            Hartford, CT 06183
            Owned 6,798,249.702 shares*...........       19.61%

            ING USA Annuity Life Insurance Company
            Attn: Fund Account
            2475 Dunwoody Drive
            Westchester, PA 19380
            Owned 2,283,577.571 shares*...........       6.589%

            Fundamental Value Portfolio

            Travelers Life & Annuity Company
            Attn: Shareholder Accounting 6 MS
            One Tower Square
            Hartford, CT 06183
            Owned 26,079,750.838 shares*..........       67.40%

            Travelers Insurance Company
            Attn: Shareholder Accounting 6 MS
            One Tower Square
            Hartford, CT 06183
            Owned 12,159,709.122 shares*..........       31.42%

--------
* Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

              Shareholder                        Percent Ownership
              -----------                        -----------------

               Salomon Brothers Variable
               Growth and Income--Class II

               GE Life Annuity Assurance Co.
               6610 W. Broad St.
               Richmond, VA 23230
               Owned 783,641.656 shares*........       98.79%

              Salomon Brothers Variable
              International Equity Fund--Class I

               IDS Life Insurance Corp.
               Separate Account AGI-A
               222 AXP Financial Center
               Minneapolis, MN 55474
               Owned 416,771.509 shares*........       94.30%

               IDS Life Insurance Company of
               New York, Separate Account BGI-B
               222 AXP Financial Center
               Minneapolis, MN 55474
               Owned 25,191.730 shares*.........        5.70%

               Salomon Brothers Variable
               Aggressive Growth Fund--Class I

               IDS Life Variable Account
               Separate Account AGI-A
               222 AXP Financial Center
               Minneapolis, MN 55474
               Owned 306,811.412 shares*........       46.76%

               The Travelers Insurance Co.
               Attn: Shareholder Accounting
               One Tower Square
               Hartford, CT 06183
               Owned 226,906.289 shares*........       34.58%

               The Travelers Insurance Co.
               Attn: Shareholder Accounting
               One Tower Square
               Hartford, CT 06183
               Owned 92,394.712 shares*.........       14.08%

--------
* Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

Investment Advisers, Sub-Investment Adviser and Administrator

   SBFM is an indirect wholly owned subsidiary of Citigroup. SBFM was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware limited liability company in September 1999. SBFM is registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). As of March 31, 2004 SBFM rendered investment advice to investment companies that had aggregate assets under management in excess of $115.4 billion. SBFM is located at 399 Park Avenue, New York, New York 10022. CGM is located at 388 Greenwich Street, New York, New York 10013. The term "Smith Barney" in the title of the Company and the funds has been adopted by permission of CGM and is subject to the right of CGM to elect that the fund stop using the term in any form or combination of its name.

   In November 2001, SBFM assigned the investment management agreements of Salomon Brothers Variable Aggressive Growth Fund, Salomon Brothers Variable Growth & Income Fund and Salomon Brothers Variable International Equity Fund, to its affiliate, SaBAM. On July 26, 2002, SBFM assigned the investment advisory agreement of the Money Market Portfolio to SaBAM and renamed the Money Market Portfolio the Salomon Brothers Variable Money Market Fund. SaBAM is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and is located at 399 Park Avenue, New York, New York 10022. SaBAM was organized as a Delaware corporation in 1987. SaBAM is also an indirect wholly-owned subsidiary of Citigroup. As of March 31, 2004, SaBAM rendered investment advice to investment companies that had aggregate assets under management in excess of $69,976 billion.

   SaBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds.

   SBAM granted to the Fund, on behalf, of All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund, International Equity Fund and Money Market Fund, a royalty-free, non-exclusive license to use the name "Salomon Brothers" in the name of the each Portfolio for the duration of the advisory agreement and any extensions or renewals thereof. Such license shall, upon termination of the advisory agreement, be terminated by Adviser, in which event the Fund, on behalf of the Portfolios, shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Salomon Brothers" in the name of the Portfolio or otherwise to the extent legally possible.

   TIMCO, investment adviser to the Equity Index Portfolio, is an indirect wholly-owned subsidiary of Citigroup. TIMCO is registered as an investment adviser with the SEC under the Advisers Act and is located at 100 First Stamford Place, Stamford, Connecticut 06902. TIMCO was organized as a Connecticut corporation in 1967. As of March 31, 2004, TIMCO rendered investment advice to investment companies that had aggregate assets under management in excess of $5.2 billion.

   CAM Ltd, sub-adviser to Diversified Strategic Income Portfolio, also is a subsidiary of Citigroup. CAM Ltd. is an indirect wholly-owned subsidiary of Citigroup. CAM Ltd. is registered as an investment adviser with the SEC under the Advisers Act of 1940, as amended and is located at Citigroup Centre, Canada Square, Canary Wharf, London, England E14 SLB. CAM Ltd. was organized as a corporation in England and Wales. As of March 31, 2004, CAM Ltd. rendered investment advice to investment companies that had aggregate assets under management in excess of $27.86 billion.

   Each of the advisory agreements and the sub-advisory agreement have an initial term of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Fund's advisory agreements and the sub-advisory agreement, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by an adviser or its affiliates in connection with providing services to each Portfolio, compared the fees charged by an adviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by an adviser with respect to each Portfolio. The Board also considered each Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Portfolio in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and adviser services, and benefits potentially accruing to the adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the adviser, as well as research services received by the adviser from brokers-dealers who execute transactions on behalf of the Portfolio. The Portfolio or an adviser may terminate the advisory agreements and the sub-advisory agreement, if applicable, on sixty days' written notice without penalty. The advisory agreements and the sub-advisory agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Advisory Agreements

   At a meeting held on July 16, 2003, the Board of the Trust considered the continuation of the Trust's Advisory Agreement with respect to each Portfolio of the Trust for another year. The Board of the Trust, including the Independent Trustees, considered the reasonableness of the advisory fee with respect to each Portfolio in light of the extent and quality of the advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Portfolio, compared the fees charged by the Adviser to those charged by the Adviser with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the Adviser with respect to the Portfolio. The Board also considered the performance of each Portfolio relative to a selected peer group, the Portfolio's total expenses in comparison to funds of comparable size, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year related to Portfolio performance and services rendered by the Adviser, and benefits potentially accruing to the Adviser and its affiliates from administrative and brokerage relationships with affiliates of the Adviser, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of each Portfolio. The Board reviewed the profitability to the Adviser and its affiliates of their services to each Portfolio and considered whether economies of scale in the provision of services to each Portfolio were being passed along to shareholders. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees.

   With respect to the Intermediate High Grade Portfolio, the Board discussed the Portfolio's underperformance in relation to an index of comparable funds for the five- and ten-year periods ended December 31, 2002, noting that it had performed in line with the index for the one-year period ended December 31, 2002. The Board noted that the Adviser had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the Portfolio's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Portfolio.

   With respect to the Diversified Strategic Income Portfolio, the Board discussed the Portfolio's underperformance in relation to an index of comparable funds for the one-, five- and ten-year periods ended December 31, 2002. The Board noted that the Adviser had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the Portfolio's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Portfolio.

   With respect to the Salomon Brothers Variable International Equity Fund portfolio of the Trust, the Board discussed the Portfolio's underperformance in relation to an index of comparable funds for the one- and five-year periods ended December 31, 2002. The Board noted that the Adviser had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the Portfolio's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Portfolio.

   With respect to the Appreciation Portfolio, the Board discussed the Portfolio's superior performance in relation to an index of comparable funds for the one-, five- and ten-year periods ended December 31, 2002. Based on information provided, the Board also considered that the Portfolio's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Portfolio.

   With respect to the Salomon Brothers Variable Growth & Income Fund portfolio of the Trust, the Board discussed the Portfolio's underperformance in relation to an index of comparable funds for the five- and ten-year periods ended December 31, 2002, noting that it had performed in line with the index for the one-year period ended December 31, 2002. The Board noted that the Adviser had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the Portfolio's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Portfolio.


   With respect to the Salomon Brothers Variable Money Market Fund, the Board discussed the Portfolio's underperformance in relation to an index of comparable funds for the one-, five- and ten-year periods ended December 31, 2002. The Board noted that the Adviser had described the steps that it had taken and would continue to take to address underperformance. The Board also discussed the extent to which the Adviser was waiving fees and/or reimbursing expenses, noting that such waivers and reimbursements could be discontinued at any time. Based on information provided, the Board also considered that the Portfolio's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Portfolio.

   With respect to the Salomon Brothers Variable Aggressive Growth Fund portfolio of the Trust, the Board discussed the Portfolio's superior performance in relation to an index of comparable funds for the five-year period ended December 31, 2002, noting that it had underperformed the index for the year ended December 31, 2002. The Board noted that the Adviser had described the steps it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the Portfolio's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Portfolio.

   With respect to the Fundamental Value Portfolio, the Board discussed the Portfolio's performance in relation to an index of comparable funds, noting that it had outperformed the index for five-year period ended December 31, 2002 but had underperformed for the one-year period. The Board noted that the Adviser had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the Portfolio's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Portfolio.

   With respect to the Equity Index Portfolio, the Board noted that the Portfolio had outperformed an index of comparable funds for the one- and five-year periods ended December 31, 2002 and had performed in line with the index for the ten-year period ended December 31, 2002. The Board also discussed the extent to which the Adviser had waived fees and/or reimbursed expenses during the periods, noting that such waivers and reimbursements could be discontinued at any time. Based on information provided, the Board also considered that the Portfolio's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Portfolio.

   With respect to the Salomon Brothers Variable All Cap Value Fund portfolio of the Trust, the Board discussed the Portfolio's underperformance in relation to an index of comparable funds for the one-, five- and ten-year periods ended December 31, 2002. The Board noted that the Adviser had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the Portfolio's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Portfolio.

   No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement with respect to each Portfolio. The Independent Trustees were advised by separate independent legal counsel throughout the process.

   No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement with respect to each Portfolio. The Independent Trustees were advised by separate independent legal counsel throughout the process.

   The Portfolios pay their respective advisers an aggregate fee at an annual percentage of the value of the relevant portfolio's average daily net assets as follows:

         Appreciation Portfolio................................. 0.55%
         Diversified Strategic Income Portfolio................. 0.45%
         Equity Index Portfolio................................. 0.25%
         Fundamental Value Portfolio............................ 0.55%
         Intermediate High Grade Portfolio...................... 0.40%
         Salomon Brothers Variable Money Market Fund............ 0.30%
         Salomon Brothers Variable All Cap Value Fund........... 0.45%
         Salomon Brothers Variable Aggressive Growth Fund....... 0.75%
         Salomon Brothers Variable Growth & Income Fund......... 0.45%
         Salomon Brothers Variable International Equity Fund.... 0.85%

   CAM Ltd., as sub-adviser to the Diversified Strategic Income Portfolio, is paid a fee by SBFM, the Portfolio's adviser, at the annual rate of 0.15% of the value of the Portfolio's average daily net assets.

   Each adviser and the sub-adviser pay the salaries of all officers and employees who are employed by both it and the Fund, maintains office facilities for the Fund and bears all expenses in connection with the performance of their respective services under their advisory agreements or the sub-advisory agreement with the Fund.

   The Portfolios paid or incurred the following investment advisory fees for the fiscal years ended December 31, 2003, 2002 and 2001 to their respective adviser:

Portfolio                              Adviser  12/31/03   12/31/02   12/31/01
---------                              ------- ---------- ---------- ----------
Appreciation Portfolio................   SBFM  $3,347,145 $3,280,135 $3,398,812
Diversified Strategic Income Portfolio   SBFM      35,827    353,906    346,650
Aggressive Growth Fund+...............  SaBAM      10,207     65,171    110,214
All Cap Value Fund++..................  SaBAM       2,745     29,002     50,929
Equity Index Fund**...................  TIMCO     276,677  1,894,102  1,376,954
Growth & Income Fund+.................  SaBAM       3,695     39,294     57,860
Intermediate High Grade Portfolio.....   SBFM      13,804     15,644     22,395
International Equity Fund+............  SaBAM       2,340     37,314     61,642
Money Market Fund***#.................  SaBAM          --      7,137      8,613
Fundamental Value Portfolio...........   SBFM   3,085,522  2,745,287  2,129,882

--------
**  Prior to June 24, 2002, TIMCO and SBFM had voluntarily limited the ratio of
    expenses to average net assets to   % and   % for Class I and Class II
    shares, respectively.
*** SBFM waived $3,351, $7,137 and $8,613 of its investment advisory fees for the fiscal years ended December 31, 2003, 2002, 2001, respectively.
+ In November 2001, SBFM assigned the investment advisory agreements of the Aggressive Growth, Growth and Income and International Equity Funds to its affiliate, SaBAM.
++ In December 2001, shareholders of All Cap Value Fund approved a new investment advisory agreement with SaBAM, replacing SBFM.
# On July 26, 2002, SBFM assigned the investment advisory agreement of the Money Market Portfolio to its affiliate, SaBAM and renamed the Money Market Portfolio the Salomon Brothers Variable Money Market Fund.

   The Fund bears expenses incurred in its operation, including taxes, interest, brokerage fees and commissions, if any; fees of Independent Trustees SEC fees and state blue sky qualification fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation of corporate meetings and of preparation and printing of prospectuses and shareholder reports for regulatory purposes and for distribution to shareholders.

Administrator

   SBFM serves as administrator to each Portfolio pursuant to a separate written agreement with each Portfolio (the "Administration Agreement"). The Administration Agreement was approved by the Fund's Board of Trustees, including a majority of the Independent Trustees.

   As administrator, SBFM pays the salaries of all officers and employees who are employed by both it and the Fund; maintains office facilities for the Fund; furnishes the Fund with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund; prepares reports to the Fund's shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities. SBFM bears all expenses in connection with the performance of its services.

   SBFM, as administrator of the Portfolios, is paid a fee at the annual percentage of 0.20% of the value of each Portfolio's average net assets, except with respect to the Equity Index Portfolio, for which it is paid a fee at an annual percentage of 0.06% of the value of the Portfolio's average net assets.

   The Portfolios incurred the following administration fees for the years ended December 31, 2003, 2002 and 2001:

Portfolio                           Administrator  12/31/03   12/31/02   12/31/01
---------                           ------------- ---------- ---------- ----------
Appreciation Portfolio.............     SBFM      $1,217,144 $1,192,777 $1,235,932
Diversified Strategic Income
  Portfolio........................     SBFM         171,626    157,292    154,067
Aggressive Growth Fund.............     SBFM          18,831     17,379     29,390
All Cap Value Fund.................     SBFM           9,902     12,890     22,635
Equity Index Portfolio*............     SBFM         653,422    570,452    550,782
Growth & Income Fund...............     SBFM          15,591     17,464     25,715
Intermediate High Grade Portfolio..     SBFM           6,902      7,822     11,198
International Equity Fund..........     SBFM           6,249      8,780     14,504
Money Market Fund**................     SBFM           2,233      4,758      5,742
Fundamental Value Portfolio........     SBFM       1,217,144    998,286    774,503

--------
* Prior to June 24, 2002, TIMCO and SBFM had voluntarily limited the ratio of expenses to average net assets to 0.30% and 0.55% for Class I and Class II shares, respectively.
** SBFM waived all of its administration fee for the fiscal years ended
   December 31, 2003, 2002 and 2001.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Fund, its investment advisers, sub-investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the codes of ethics of the Fund, its investment advisers, sub-investment adviser and principal underwriter are on file with the SEC.

Proxy Voting Policies

   The Board of Trustees has approved delegating proxy voting discretion of each Portfolio to the respective adviser and/or subadviser believing that the adviser and/or subadviser should be responsible for voting because it is a matter relating to the investment decision-making process.

   Attached as Appendix A is the summary of the guidelines and procedures that the respective adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the adviser uses when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the adviser or any affiliated person of the Portfolio or the adviser, on the other.

   This summary of the guidelines gives a general indication as to how the adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolio's investment objectives.

   Attached as Appendix B is the Proxy Voting Policy of CAM Ltd.

   Effective August 31, 2004, information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010, and (2) on the SEC's website at http://www.sec.gov.

Independent Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, have been selected as the Fund's independent auditors to examine and report on each Portfolio's financial statements and financial highlights for the fiscal year ending December 31, 2004.

Counsel

   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Fund.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the Independent Trustees.

                       PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

   The Fund offers its shares of beneficial interest on a continuous basis. Shares can be acquired only by buying a contract from a life insurance company (the "Contract") designated by the Fund and directing the allocation of part or all of the net purchase payment to one or more of ten subaccounts, each of which invests in a Portfolio as permitted under the Contract prospectus (the "Subaccount"). Investors should read this SAI and the Fund's prospectus dated April 30, 2004 along with the Contract prospectus.

  Sales Charges and Surrender Charges

   The Fund does not assess any sales charge, either when it sells or when it redeems shares of a Portfolio. Surrender charges may be assessed under the Contract, as described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in that prospectus. Shares of the Fund are currently offered exclusively to Contract owners.

   On January 15, 1999, the existing shares of the Equity Index Portfolio were redesignated as Class I shares. On August 30, 2002, the existing shares of the All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Fund were redesignated as Class I shares. Each Portfolio created a separate class of shares designated as Class II shares. Class II shares are sold without an initial sales charge, but are subject to an annual distribution fee of 0.25% of the daily net assets of the Class. Surrender charges that may be assessed under the Contract are described in the Contract prospectus.

  Distribution Arrangements for the Equity Index Portfolio, All Cap Value Fund, Agressive Growth Fund, Growth & Income Fund and International Equity Fund.

   The fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for the Class II shares of the Equity Index Portfolio, All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Fund (the "Plan"). Pursuant to the Plan, each Portfolio pays CGM (for remittance to a Participating Insurance Company) for various costs incurred or paid by such company in connection with the distribution of Class II shares of each portfolio. Depending on the Participating Insurance Company's corporate structure and applicable state law, CGM may remit payments to the Participating Insurance Company's affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself.

   The Plan provides that the fund, on behalf of each Portfolio, shall pay CGM a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the Class II shares. Under the terms of the Plan, the Fund is authorized to make payments quarterly to CGM for remittance to a Participating Insurance Company, in order to pay or reimburse such Participating Insurance Company for distribution expenses incurred or paid by such Participating Insurance Company.

   The total distribution fees paid by Class II shares of Equity Index Portfolio for the fiscal years ended December 31, 2003, 2002, and 2001 were $258,554, $225,923 and $207,629, respectively. The total distribution fees paid by Class II shares of Aggressive Growth Fund for the fiscal year ended December 31, 2003 were $3,841. The Class II Shares of the All Cap Value Fund, Aggressive Growth Fund, Growth & Income Fund and International Equity Fund commenced operations on August 30, 2003.

   For the fiscal year ended December 31, 2003, CGM incurred distribution expenses for the following: advertising, printing and mailing prospectuses, support services and overhead expenses to Smith Barney Financial Consultants and accruals for interest on the excess of CGM expenses incurred in the distribution of the Equity Index Portfolio Class II and Aggressive Growth Fund shares over the distribution fees received by CGM set out in the following table:

               Financial
               Consultant   Branch  Advertising Printing  Total
              Compensation Expenses  Expenses   Expenses Expenses
              ------------ -------- ----------- -------- --------
               $129,364    $103,224  $308,758     $0     $541,346
                 72,886.        246      (667)    $ 0     100,704

   Expenses payable pursuant to the Plan may include, but are not necessarily limited to: (a) the printing and mailing of fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract owners; (b) those relating to the development, preparation, printing and mailing of fund advertisements, sales literature and other promotional materials describing and/or relating to the fund and including materials intended for use within the Participating Insurance Company, or for broker-dealer only use or retail use; (c) holding seminars and sales meetings designed to promote the distribution of fund shares; (d) obtaining information and providing explanations to Contract owners regarding Portfolio investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;
(e) training sales personnel regarding the fund; (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the Fund; (g) personal service and/or maintenance of Contract owner accounts with respect to Fund shares attributable to such accounts; and
(h) financing any other activity that the Fund's Board of Trustees determines is primarily intended to result in the sale of shares.

Redemption of Shares

   The Fund will redeem any shares presented by the Subaccounts, its sole shareholders, for redemption. The Subaccounts' policy on when or whether to buy or redeem Fund shares is described in the Contract prospectus.

   Payment upon redemption of shares of a Portfolio is normally made within three days of receipt of such request. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) when trading in the markets the Portfolio customarily utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable; or (c) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders.

   Should the redemption of shares of a Portfolio be suspended or postponed, the Fund's Board of Trustees may make a deduction from the value of the assets of the Portfolio to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all owners of the Contract.

Net Asset Value

   As noted in the prospectus, the Fund will not calculate the net asset value of the Portfolios on certain holidays. On those days, securities held by a Portfolio may nevertheless be actively traded, and the value of the Portfolio's shares could be significantly affected.

   Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset values of certain Portfolios may not take place contemporaneously with the determination of the prices of some of their respective portfolio securities used in such calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, the last sale price. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day. Securities for which market quotations are not available will be values in good faith at fair value by or under the direction of the Board of Trustees. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, the administrator may consult with an independent pricing service (the "Pricing Service") retained by the fund.

   Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by the administrator, after consultation with the Pricing Service. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the Board of Trustees.

  Money Market Fund

   The valuation of the portfolio securities of the Money Market Fund is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a portfolio would receive if it sold the instrument.

   The use by the Money Market Fund of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of ninety days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Board of Trustees to be "Eligible Securities," as determined by the SEC, with minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

   The rule also provides that the extent of any deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board of Trustees. If the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Board of Trustees must cause the portfolio to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

Dividends and Distributions

   Net Investment Income. Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder's account at net asset value in additional shares of the Portfolio that paid the dividend or distribution, unless the shareholder instructs the Portfolio to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities the Portfolio holds, is distributed to the shareholders of the Portfolios as follows:

    .  monthly for the Money Market Fund;

    . annually for the Appreciation Portfolio, Diversified Strategic Income Portfolio, Aggressive Growth Fund, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Intermediate High Grade Portfolio, International Equity Fund and Fundamental Value Portfolio.

   Capital Gains. Distributions of any net realized capital gains of the Portfolios will be paid annually shortly after the close of the fiscal year in which they are earned.

Taxes

  General

   The following is a summary of certain material U.S. federal income tax considerations related to the Portfolios and their shareholders. This summary does not address all of the potential federal income tax consequences that may be applicable to the Portfolios or to their shareholders. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolios. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

   Each Portfolio will be treated as a separate taxpayer for federal income tax purposes with the result that: (a) each Portfolio must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

  Regulated Investment Company Status

   The Fund intends that each Portfolio will continue to qualify separately each year as a "regulated investment company" under Subchapter M of the Code. A qualified Portfolio will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided each Portfolio distributes at least 90% of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss each year.

   On December 31, 2003, the unused capital loss carryovers, by Portfolio, were approximately as follows: Intermediate High Grade Portfolio, $491,000, Appreciation Portfolio, $59,506,000, Fundamental Value Portfolio, $17,838,000, Equity Index Portfolio, $38,346,000, All Cap Value Fund, $1,342,000, Growth & Income Fund, $1,313,000, Aggressive Growth Fund, $1,101,000 and Diversified Strategic Income Portfolio, $10,280,000. For federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

                                                December 31,
                                ---------------------------------------------
                                2005 2006 2007  2008   2009    2010    2011
                                ---- ---- ---- ------ ------- ------- -------
   Fund
   ----                                        (in thousands)
   Equity Index................  --   --    -- $    0 $ 4,441 $33,905      --
   Diversified Strategic Income  --   --  $975 $2,642 $ 4,544 $ 2,119      --
   Intermediate High Grade..... $25  $84  $110 $  266      --      --   1,000
   Appreciation................  --   --    -- $7,978 $14,099 $30,117   7,312
   Fundamental Value...........  --   --    --     --      -- $17,400 438,000
   All Cap Value Fund..........  --   --    --     --      -- $ 1,070 272,000
   Growth & Income Fund........  --   --    --     --      -- $   668 645,000
   Aggressive Growth Fund......  --   --    --     --      -- $ 1,101      --

   For federal income tax purposes each Portfolio intends to accrue dividend income in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a portfolio as taxable income.

   At least annually, each Portfolio intends to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareowners. Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to quality as a regulated investment company for a period greater than one taxable year, it may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

  Segregated Asset Account

   The Fund has been informed that certain of the life insurance companies offering Contracts intend to qualify each of the Subaccounts as a "segregated asset account" within the meaning of the Code. For a Subaccount to qualify as a segregated asset account, the portfolio in which such Subaccount holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a portfolio may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. However, certain increases are made to the percentage limitations to the extent of investments in United States Treasury obligations. For these purposes, all obligations of the United States Treasury and each agency or instrumentality of the Federal Government are treated as securities of separate issuers.

   Income on assets of a Subaccount qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to Contract owners. However, in the event a Subaccount is not so qualified, all annuities or life insurance contracts allocating any amount of premiums to such Subaccount will not qualify as annuities or life insurance contracts for federal income tax purposes and the holders of such annuities or life insurance contracts would be taxed on their respective shares of the income and gains earned by the Subaccount during the period of disqualification.

   The fund has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular portfolio to make certain otherwise permitted investments. In particular, the ability of the Money Market and Intermediate High Grade Portfolios to invest in U.S. government securities other than direct United States Treasury obligations may be materially limited by these diversification requirements.

Organization of the Fund

   The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated May 13, 1991, as amended from time to time (the "Trust Agreement"). The Fund commenced operations on October 16, 1991, under the name Shearson Series Fund. On July 30, 1993, October 14, 1994 and July 24, 1997, the Fund changed its name to Smith Barney Shearson Series Fund, Smith Barney Series Fund, and Greenwich Street Series Fund, respectively.

   In the interest of economy and convenience, certificates representing shares in the Fund are not physically issued. The transfer agent maintains a record of each shareholder's ownership of Fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Annuity owners generally vote by Portfolio, except with respect to the election of Trustees and the selection of independent public accountants. The variable account will vote the shares of the Fund held by the variable account at regular and special meetings of the shareholders of the various portfolios in accordance with instructions received from the owners of a variable annuity contract or a certificate evidencing interest in a variable annuity (the "Contract"), offered by certain insurance companies designated by the Fund, having a voting interest in the relevant subaccount (the "Subaccount"). For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

   The Fund offers shares of beneficial interest of separate series with a par value of $.001 per share. Shares of ten series have been authorized, which represent the interests in the ten Portfolios described in the prospectus and this SAI. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

   The participating life insurance company sends a semi-annual report and an audited annual report to each owner of a Contract, each of which includes a list of the investment securities held by the Portfolios at the end of the period covered. Contract owners may make inquiries regarding the Fund and its Portfolios, including the current performance of the Portfolios, to a representative of a participating life insurance company or their Smith Barney Financial Consultant.

   There will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

   Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Contract owner incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Fund's management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Custodian, Transfer Agent and Sub-Transfer Agent

   State Street, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for each portfolio. The fund has entered into a Custodian and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for each Portfolio. Among other things, State Street calculates the daily net asset value for each Portfolio. Securities may be held for a Portfolio by a sub-custodian bank approved by the Fund's Trustees.

   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the Fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

   PFPC Inc., located at P.O. Box 9699, Providence, RI 02940-9699, serves as the Trust's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust and distributes dividends and distributions payable by the Trust. For these services, the sub-transfer agent receives from the transfer agent a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for out-of-pocket expenses.

Financial Statements

   The Fund's annual reports for the fiscal year ended December 31, 2003 are incorporated herein by reference in its entirety. The annual reports were filed on March 9, 2004, Accession Number 0000950123-04-003018.

                                  APPENDIX A

         Proxy Voting Policies and Procedures of SBFM, SaBAM and TIMCO

   The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Advisers. Each Adviser is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Advisers have adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Advisers votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the Advisers is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Advisers attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Advisers may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Adviser of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the Adviser's goal to vote proxies in the best interest of clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Adviser business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the Adviser in voting proxies. The Adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manager in which the Adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Adviser decides to vote a proxy, the Adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Adviser in voting proxies with respect to such issuer. Such position is based on the fact that the Adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Adviser and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the Adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                  APPENDIX B

                      CITIGROUP ASSET MANAGEMENT/1/ (CAM)

                                LONDON, ENGLAND

                Citigroup Centre, Canada Square, Canary Wharf,
                                London E14 5LB

                              PROXY VOTING POLICY

                               REVISED JULY 2003

Accounts for which CAM Votes Proxies

   Citigroup Asset Management London (CAM) votes proxies for each institutional client that has (i) specifically mandated it to vote securities included under a fully discretionary investment management agreement, (ii) United States Registered Investment Company (mutual fund) for which CAM acts as adviser or sub-adviser; and for (iii) each ERISA account where the agreement is either silent as to voting or positively requires the investment manager to vote unless the client specifically reserves the responsibility to vote proxies to the plan trustee or other named fiduciary.

General Guidelines

   In voting proxies, CAM is guided by general fiduciary principles. CAM is to act prudently in the best interests of the beneficial owners of the accounts it manages, and for the exclusive purpose of maintaining or increasing shareholder value. CAM considers relevant factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to benefit, protect or maximize shareholder value in the particular circumstances.

   CAM does take certain independent advisory services on proxy voting issues. As a result of independent investment or business views, provided by distinct business units, there may be occasions when different business units or portfolios managers within the same business unit vote differently on the same issue.

   CAM has to place reliance on the clients' custodians as legal owner of securities to notify CAM when a vote is required on a security. Some custodians have delegated this to a third party proxy voting service. CAM is not able to vote proxies direct but will notify the clients' custodians or the third party vendors of proxy voting decisions to be executed on CAM's client portfolios.

How CAM Votes

   Generally, CAM divides proxies into non-controversial, controversial, or extraordinary matters. It is CAM's general policy on non-controversial matters, absent a particular reason, to vote with management's recommendations. Non-controversial matters are deemed to include, but are not limited to, voting on non-contested directors, company auditors, audited accounts, company fiscal year and annual meeting date proposals.

   For controversial or extraordinary matters, CAM votes on a case-by-case basis. Controversial or extraordinary matters are deemed to include, but are not limited to, voting on proposals of mergers and/or acquisitions, restructuring/recapitalization, and proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board, poison pills proposals, take over measures, and dilution of shareholder value.

   For proxies which include social, environmental, or political issues, CAM will normally support management absent a particular reason, provided that this course also supports or benefits shareholders value. If supporting management does not also support or benefit shareholder value, then CAM will vote against management or abstain. CAM does not restrict the type of product or business that companies pursue (such as defense related) nor does CAM seek to impose restrictions by exercising voting rights with whom and where they do business (US Government, South Africa) unless there is a specific prohibition or restriction in the Investment Guidelines laid down by the client or a prohibition by operation of law or regulations or unless the items appear unusual or significant.

   The decision maker in CAM on perceived controversial issues will be the Portfolio Manager and/or Analyst. Above all, a vote will be directed in the manner that is believed to best support or benefit shareholder value.

Conflicts of Interest

   In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

    1) Procedures for Identifying Conflicts of Interest

      CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

          A. CAM employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

          B. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect of such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted above, CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as an attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. CAM compliance maintains and makes available to proxy voting personnel an up to date list of issuers with which a Citigroup entity has had a significant, publicized relationship within the past twelve months. Such list is compiled by monitoring major news publications and without any communication between CAM and other Citigroup business units. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies.

          C. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to procedures described above, CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below. An exception applies with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue. Such issues generally are not brought for the specific resolution of the conflict because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy.

    2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

          A. CAM shall maintain a Proxy Forum to review and address conflicts of interest brought to its attention. The Proxy Forum shall be comprised of such CAM personnel as are designated from time to time by CAM's European Management Committee, CAM's General Counsel and CAM's Chief Compliance Officer.

          B. All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Proxy Forum by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue generally is not brought to the attention of the Proxy Forum for a conflict of interests review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with pre-determined policy.

          C. The Proxy Forum shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances.

          D. If it is determined by the Proxy Forum that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

          E. If it is determined by the Proxy Forum that a conflict of interest is material, the Proxy Forum shall determine an appropriate method to resolve such a conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

           i. disclosing the conflict to clients and obtaining their consent before voting;

           ii.suggesting to clients that they engage another party to vote the proxy on their behalf;

          iii.engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein, including, in case of issues that CAM votes on a case by case basis, application of the factors set forth herein that CAM considers in voting on such issues, and following such third party's recommendations;

           iv.in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such an employee from the decision-making process with respect to such proxy vote; or

           v. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

Record Keeping and Oversight

   CAM shall maintain the following records relating to proxy voting:

    -  a copy of these policies and procedures;
    -  a copy of each proxy form (as voted);
    - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

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    -  documentation relating to the identification and resolution of conflicts of interest;
    - any documents created by CAM that were material to a proxy voting decision or that memoralized the basis for that decision; and
    - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

   Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

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                                  APPENDIX C

                            SPECIAL CONSIDERATIONS

Securities of Developing/Emerging Markets Countries

   A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

   One or more of the risks discussed above could affect adversely the economy of a developing market or a portfolio's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled.

   There can be no assurance that any investments that a portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities. Many of a portfolio's investments in the debt securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Special Considerations Regarding Europe

   On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union (EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro was confined mainly to the wholesale financial markets, while its widespread use in the retail sector followed with the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries ceased to be legal tender. In addition to adopting a single currency, member countries no longer controlled their own monetary policies. Instead, the authority to direct monetary policy is exercised by the new European Central Bank. On June 19, 2000, Greece's application for membership in the EMU was accepted by the EU Council of Ministers. This action expanded the number of members of the EU's single currency area from eleven to twelve, effective January 1, 2001.

   While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Twelve disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. In September 2000, Danish voters rejected membership in the single European currency as did Swedish voters in September of 2003. The results of these votes has likely set back the plans of the Prime Minister of The United Kingdom to place a similar referendum on euro membership before its voters. Similarly, the Danish and Swedish votes have been seen as giving a boost to the growing numbers of citizens of euro-zone countries who have grown disaffected with the new currency.

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   Political. On May 1, 2004, ten new Member States will enlarge the EU's membership bringing the total number of member nations to twenty five. For these countries, the prospects for eventual membership serve as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to what existed under the old Soviet Union.

   At the same time, there could become an increasingly widening gap between rich and poor within the EU's member countries, and particularly among the ten new members that have not met the requirements for joining the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.

   In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

   Economic. The commercial banking industry comprised a major segment of the European market as a whole, as represented by the Morgan Stanley Capital International (MSCI) Europe Index as of October 31, 2003. Investors should be aware that there are risks to investing in the European commercial banking industry. European banks routinely combine commercial and investment banking functions and may derive a large measure of their earnings from the underwriting and trading of equities and fixed income securities in both domestic and foreign securities markets. In addition, many of these banks maintain large investment portfolios of securities issued by corporations. In some cases these banks are the controlling shareholders of some of Europe's largest companies and this arrangement makes the banks both major creditors and shareholders of the same companies. Accordingly, significant market declines may adversely affect the earnings, profits and capital structure of these banks. In addition, the European banking sector has been subject to the influence of the state and may be directed or encouraged to follow policies that could run counter to the best interests of its shareholders. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the twelve EMU member nations. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the euro risk being left farther behind.

   Foreign Trade. The EU has recently been involved in a number of trade disputes with major trading partners, including the United States. Tariffs and embargoes have been levied upon imports of agricultural products and meat that have resulted in the affected nation levying retaliatory tariffs upon imports from Europe. These disputes can adversely affect the valuations of the European companies that export the targeted products.

   Currency. Investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. This has been the case in the years 1999 through 2002 inclusive, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

   Nordic Countries. Faced with stronger global competition, the Nordic countries--Norway, Finland, Denmark, and Sweden--have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union

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regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

   Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

   The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.

                    SPECIAL CONSIDERATIONS REGARDING JAPAN

   Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

   Economic. Since Japan's bubble economy collapsed, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

   The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

   Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past five years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Japan's hope for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.

   Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

   Natural Disasters. The Japanese islands have been subjected to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.

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             SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION

                                  (EX JAPAN)

   Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

   Economic. The commercial banking industry and the semiconductor & semiconductor equipment industry each comprised a major segment of the Asian market as a whole, as represented by the Morgan Stanley Capital International All Country (MSCI AC) Asia Free ex Japan Index as of October 31, 2003. Investors should be aware that there are risks to investing in Asian banks. Many of the Region's banking institutions are heavily exposed to real estate valuations. In Hong Kong, lending by banks is largely secured by property, where office and real estate prices are among the highest in the world. For decades, real estate speculation has been rampant among business and individual investors using borrowed funds from banking institutions. Similarly, South Korean bank lending is almost entirely secured by real estate and several commercial properties claimed from bankrupt enterprises in recent years have received less than 75% of appraised value at auction. In several countries, the banking sector is dominated by or subject to the influence of the state and may be directed to follow policies that run counter to the best interests of its shareholders. The Asian commercial banking industry has not been immune to economic and currency turmoil that has periodically engulfed its Asian neighbors and any future disruptions in the Region could have a derivative effect on this currency and interest rate sensitive industry. The semiconductor and semiconductor equipment industries have historically been subject to wide fluctuations in demand and manufacturing capacity and, as a result, can be highly price sensitive. These industries can be significantly affected by currency fluctuations, rapid technological change, and increasing competition from other low-cost emerging economies. The economic health of the region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's mandated benchmarks. The majority of the countries in the region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries. In addition, a number of countries in the region have historically faced hyperinflation, a deterrent to productivity and economic growth.

   Currency. Some countries in the region may impose restrictions on converting local currency, effectively preventing foreigners from selling assets and repatriating funds. While flexible exchange rates through most of the region should allow greater control of domestic liquidity conditions, the region's currencies generally face above-average volatility with potentially negative implications for economic and security market conditions.

   Natural Disasters. The Asia Pacific region has been subjected to periodic natural disasters such as earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the populace and industry of the countries in that region.

   Korea. Since 1997, Korea's robust economy has been buffeted by a financial crisis marked by significant capital outflows, sharp depreciation of the won, and severe distress in the corporate and financial sectors. The severe disruption and loss of confidence because of the crisis, however, led to Korea's worst recession in over three decades. The nation's economic difficulties were a direct result of Asia's economic and currency crisis and the way Korea conducts its business at home and abroad. While steps have been initiated to remedy many of the causes of Korea's recent economic problems, their successful implementation is not assured. Investors should be aware that investing in Korea involves risks not typically associated with investing in the U.S. securities markets.

   Korea's economy and the stability of its currency can be adversely affected by any regional economic or currency turmoil. The economic health of the Asian region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's

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mandated benchmarks. The majority of the countries in the Asian region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries.

   In addition, certain structural weaknesses have made Korea vulnerable to the financial turbulence of the kind that recently swept through Asia. First, the corporate sector has been characterized by low levels of profitability and high levels of debt, reflecting the tendency of the nation's business conglomerates to diversify into capital-intensive businesses. Second, Korea has had a poorly functioning financial system that has been further weakened by a series of major corporate bankruptcies.

   Since the 1997 economic and currency melt down, Korea has instituted a number of major reforms. The main objectives of these initiatives were to stabilize the economy and restore sustainable growth through a fundamental restructuring of the economy. However, the success of these initiatives has been widely mixed and further progress is not yet assured. The collapse of Korea's second largest conglomerate and the resulting turmoil in financial markets since the second half of 1999 illustrates that there are lingering risks that could stand in the way of sustaining rapid growth. Thus, despite the major progress made in the area of structural reforms there is still a large unfinished agenda, especially in the financial and corporate sectors.

   Much of Korea's economy is dependent upon international trade. The country is a leading exporter of industrial machinery as well as autos and industrial and consumer electronics. While the United States is the nation's largest single trading partner, much of Korea's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past three years, Southeast Asia's economies have been mired in economic stagnation, and Korea's exports to the area have been in steep decline. Much of Korea's hopes for economic recovery and renewed export growth are largely dependent upon the pace of economic recovery in the region's emerging nations.

   The division of the Korean Peninsula in 1945 left South Korea without most of the peninsula's natural resources. Since then, this highly industrialized nation is heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Korea's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the won and the dollar can have either a positive or negative effect upon corporate profits.

   South Korea's location next to the heavily armed and unpredictable North has been a constant cause of concern. Sundry military incidents have continued to escalate the tensions that have existed between the two countries since the signing of the 1953 Armistice Agreement that ended the Korean War.

   The semiconductor industry comprised a major segment of the Korean market, as represented by the Korea Composite Stock Price Index (KOSPI) as of October 31, 2003. The Korean semiconductor industry has historically been subject to wide fluctuations in demand and manufacturing capacity and, as a result, can be highly price-sensitive. The semiconductor industry can be significantly affected by currency fluctuations, rapid technological change, and increasing competition from other low-cost emerging economies. Investors should also be aware that shares of Korean based Samsung Electronics represented a major segment of the the KOSPI Index as of October 31, 2003. The Company is a leading manufacturer of semiconductors and commodity electronics including, cell phones, DVD players, televisions, digital cameras, color monitors and printers. These products are subject to wide fluctuations in demand and manufacturing capacity and, as a result, they can be significantly affected by, rapid technological change, currency fluctuations and increasing competition from low-cost manufacturers in many of the world's emerging nations.

   China Region. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special

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Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

                SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

   As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed, and foreign trade restrictions have been relaxed. Nonetheless, the volatile stock markets of the past five years have clearly demonstrated that investors in the region continue to face a number of potential risks.

   The telecommunication services industry and the materials industry each comprised a major segment of the Latin American market as a whole, as represented by the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF)--Latin America Index as of October 31, 2003. The telecommunication services industry has been plagued by weak demand for new services and increased competition from alternative technologies. In addition, many companies have incurred heavy debt loads following competitive bidding for wireless spectrum licenses. In addition, successful bidders face the additional costs of installing the new third-generation infrastructure necessary to utilize these spectrums. Accordingly, the return on these investments is highly uncertain. Over the past three years, the wireless industry has suffered from slowing penetration rates for new subscribers, pricing pressures from intense competition and the inability to increase revenues from existing subscribers. The materials sector encompasses a range of industries including metals and mining, chemicals, construction materials, containers and packaging as well as paper and forest products. Investors should be aware that these businesses are highly cyclical and dependent upon the health of the world's major economies. In periods of rapid economic growth, these products and commodities are in strong demand to satisfy production needs. Conversely, weakness in the world's major economies generally results in industry overcapacity and deteriorating prices.

   Political. While investors recently have benefited from friendlier forms of government, the Latin American political climate is still vulnerable to sudden changes. Many countries in the region have been in recession and have faced high unemployment. Corruption remains part of the political landscape. This could lead to social unrest and changes in governments that are less favorable to investors. The investor friendly trends of social, economic, and market reforms seen over the past several years could be reversed.

   Social Unrest. Latin America continues to suffer from one of the most inequitable distributions of wealth in the world, as well as rampant delinquency and street crime. Recent reforms and the move to democracy, which were initially welcomed by the population, so far have been slow to significantly improve the living conditions of the majority of people. This has recently led to social unrest, occasional labor strikes, rebellion, or civil war.

   Economic. Latin America is suffering its worst economic performance in nearly two decades. The real GDP for the region is in steep decline, with most of the region's economies mired in severe and prolonged recessions. Adding to the region's problems; the recent global economic slowdown and the weakening of many commodity prices have had a negative impact on exports from the entire region. In addition, many countries in the region have historically experienced periods of hyperinflation which adversely impacted their economies and local stock markets. Despite signs that inflation has been tamed, the risk of hyperinflation persists.

   Foreign Trade. One key to the recent economic growth in the region has been the reduction of trade barriers and a series of free-trade agreements. These are currently under pressure given the recent macro-economic imbalances between many trading partners. One example would be Mercosur, which includes Argentina, Brazil,

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Uruguay, and Paraguay. As long as the economies perform well and the regimes maintain similar economic and currency policies, all will likely benefit from this agreement. However, the recent devaluation of Brazil's and Argentina's currency, combined with recessions in the region, has created tension between the areas largest trading partners. This could threaten the pace of vital trade integration and regional economic stability.

   Currency. As is typical of emerging markets, Latin America has a long history of currency devaluation, evidenced by the Mexican peso crisis and the more recent Brazilian and Argentinean devaluations. The region remains exposed to currency speculators, particularly if the economic or political conditions worsen. Accordingly, U.S. investors should be aware that holding a capital asset denominated in a currency other than the U.S. dollar, exposed their investment to exchange rate risk.

   Sovereign Debt. Argentina's recent bankruptcy and the spreading financial turmoil in its neighboring countries are just the latest chapters in Latin America's long history of foreign debt and default. Almost all of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on these debts is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.

   Natural Resources Dependency. Commodities such as agricultural products, minerals, and metals account for a significant percentage of exports of many Latin American countries. As a result, these economies have been particularly sensitive to the fluctuation of commodity prices. As an example, Chile has been affected by the change in the prices of copper and pulp, which has adversely affected its economy and stock market. Similarly, because the U.S. is Mexico's largest trading partner--accounting for more than four-fifths of its exports--any economic downturn in the U.S. economy could adversely impact the Mexican economy and stock market.

   Natural Disasters. The region has been subjected to periodic natural disasters, such as earthquakes and floods. These events have often inflicted substantial damage upon the populations and the economy. More recently, weather disorders attributed to the "El Nino" effect have placed a serious drag on the economy of some countries, such as Peru and Ecuador.

   Financial Reporting Standards. Local rules governing local financial reporting have become more strict in recent years and many companies have gained listing on the NYSE or National Association of Securities Dealers Automatic Quotation System (NASDAQ) which requires compliance with U.S. reporting standards. Nevertheless, rules for disclosing financial information by companies listed on local exchanges are less stringent than those of the U.S., which increases the difficulty of accessing reliable and viable information.

                    SPECIAL CONSIDERATIONS REGARDING RUSSIA

   Investing in Russian securities is highly speculative and involves greater risks than generally encountered when investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. For most of the past decade, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the

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interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union. As recently as 1998, the government imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms.

   Foreign investors also face a high degree of currency risk when investing in Russian securities. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and declared a moratorium on commercial debt payments. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of proceeds.

   Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. A combination of poor accounting standards, inept management, endemic corruption, and limited shareholder rights pose a significant risk, particularly to foreign investors.

   Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. Among these are thin trading activity, inadequate regulatory protection for the rights of investors, and lax custody procedures. Additionally, there is a dearth of solid corporate information available to investors.

   The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

                    SPECIAL CONSIDERATIONS REGARDING AFRICA

   Africa is a highly diverse and politically unstable continent of over 50 countries and 840 million people. Civil wars, coups, and even genocidal warfare have beset much of this region in recent years. Nevertheless, the continent is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds, and timber. Wealthier African countries generally have strong connections to European partners; evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance remains closely tied to world commodity markets, particularly oil, as well as agricultural conditions, such as drought.

   Several Northern African countries have substantial oil reserves and, accordingly, their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions have a strong impact on many of their natural resources, as was the case in 1995, when severe drought adversely affected economic growth.

   Several African countries have active equity markets, many established since 1989. The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. The mean age for all equity markets is 40 years old. A total of 2,334 firms are listed on the respective exchanges. With the exception of the relatively large and liquid South African stock market, sub-Saharan Africa is probably the riskiest of all the world's emerging markets.

   During the past two decades, sub-Saharan Africa has lagged behind other developing regions in economic growth. The area attracts only a modest share of foreign direct investment and remains highly dependent on foreign aid. The financial markets are small and underdeveloped and offer little regulatory protection for

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

investors. Except for South Africa, the most fundamental problem in all of the countries in the region is the absence of an effective court system to ensure the enforceability of contracts. Investors in the area generally face a high risk of continuing political and economic instability as well as currency exchange rate volatility.

   South Africa. South Africa has a highly developed and industrialized economy. It is rich in mineral resources and is the world's largest producer and exporter of gold. The nation's new government has made remarkable progress in consolidating the nation's peaceful transition to democracy and in redressing the socioeconomic disparities created by apartheid. It has a sophisticated financial structure with a large and active stock exchange that ranks 20th in the world in terms of market capitalization. Nevertheless, investors in South Africa face a number of risks common to other developing regions. The nation's heavy dependence upon the export of natural resources makes its economy and stock market vulnerable to weak global demand and declines in commodity prices. The country's currency reserves have been a constant problem and its currency can be vulnerable to devaluation. There is also the risk that ethnic and civic conflict could result in the abandonment of many of the nation's free market reforms to the detriment of shareholders.

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

                                  APPENDIX D

                          RATINGS ON DEBT OBLIGATIONS

Bond (and Notes) Ratings

  Moody's Investors Service, Inc.

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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

  Standard & Poor's

   AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated 'BB', 'B', 'CCC', 'CC' or 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   +--Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   *--Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

   NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

  Fitch Ratings, Inc.

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

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

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

   A--Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

   BB--Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

   B--Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

   CCC, CC, C--Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

Commercial Paper Ratings

  Moody's Investors Service, Inc.

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Standard & Poor's

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

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

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

  Fitch Ratings, Inc.

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

   F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

                                      D-4